                                    CONTENTS

1.       REFERENCE DATA                                                                           1
         1.1   Exhibits                                                                           1
         1.2   Definition References                                                              1

2.       DESCRIPTION OF PREMISES                                                                  1
         2.1   Demised Premises                                                                   1
         2.2   Complex                                                                            1
         2.3   Appurtenant Rights                                                                 1

3.       TERM OF LEASE                                                                            7
         3.1   Definitions                                                                        7
         3.2   Habendum                                                                           7
         3.3   Declaration Fixing Rent Commencement Date                                          8

4.       READINESS FOR OCCUPANCY - ENTRY BY TENANT PRIOR TO TERM COMMENCEMENT DATE                8
         4.1   Completion Date - Delays                                                           8
         4.2   When Premises Deemed Substantially Complete                                        11
         4.3   Plans and Specifications                                                           13
         4.4   Preparation of Premises                                                            14
         4.5   Quality and Cost of Materials                                                      16
         4.6   Tenant's Delay - Additional Costs                                                  17
         4.7   Entry by Tenant Prior to Rent Commencement Date                                    17
         4.8   Conclusiveness of Landlord's Performance                                           18
         4.9   Tenant Payments of Construction Cost                                               18

5.       USE OF PREMISES                                                                          18
         5.1   Permitted Use                                                                      18
         5.2   Prohibited Uses                                                                    19
         5.3   Licenses and Permits                                                               19

6.       RENT                                                                                     20

7.       HAZARDOUS MATERIALS                                                                      22

8.       SERVICES FURNISHED BY LANDLORD                                                           25
         8.1   Electric Current                                                                   25
         8.2   Water                                                                              26
         8.3   Heat and Cleaning                                                                  26
         8.3A  Tenant's Election to Perform Premises Cleaning                                     26
         8.4   Air Conditioning                                                                   27
         8.5   Additional Heat, Cleaning and \Air Conditioning Services                           27
         8.6   Additional Air Conditioning Equipment                                              28

         8.7   Repairs                                                                            28
         8.8   Interruption or Curtailment of Services                                            29
         8.9   Energy Conservation                                                                30
         8.10  Miscellaneous                                                                      30
         8.11  Security and Access                                                                31
         8.12  Disputes                                                                           31

9.       ESCALATION                                                                               31
         9.1   Definitions                                                                        31
         9.2   Tax Excess                                                                         40
         9.3   Operating Expense Excess                                                           41
         9.4   Part Years                                                                         43
         9.5   Effect of Taking                                                                   43
         9.6   Adjustment of Operating Costs                                                      43
                  Based upon Occupancy
         9.7   Disputes, etc.                                                                     44
         9.8   Adjustment for Changed Operating Costs                                             44

10.      CHANGES OR ALTERATIONS BY LANDLORD                                                       45

11.      FIXTURES, EQUIPMENT AND IMPROVEMENTS - REMOVAL BY TENANT                                 46

12.      ALTERATIONS AND IMPROVEMENTS BY TENANT                                                   47

13.      TENANT'S CONTRACTORS - MECHANIC'S AND OTHER LIENS - STANDARD OF TENANT'S PERFORMANCE -
         COMPLIANCE WITH LAWS                                                                     49

14.      REPAIRS BY TENANT - FLOOR LOAD                                                           50
         14.1  Repairs by Tenant                                                                  50
         14.2  Floor Load - Heavy Machinery                                                       50

15.      INSURANCE, INDEMNIFICATION, EXONERATION AND EXCULPATION                                  51
         15.1  General Liability Insurance                                                        52
         15.2  Certificates of Insurance                                                          51
         15.3  General                                                                            52
         15.4  Property of Tenant                                                                 52
         15.5  Bursting of Pipes, etc.                                                            53
         15.6  Repairs and Alterations - No Diminution                                            53
                  of Rental Value
         15.7  Landlord Indemnity of Tenant                                                       55

16.      ASSIGNMENT, MORTGAGING AND SUBLETTING                                                    55

17.      MISCELLANEOUS COVENANTS                                                                  60
         17.1  Rules and Regulations                                                              60
         17.2  Access to Premises - Shoring                                                       61
         17.3  Accidents to Sanitary and Other Systems                                            62
         17.4  Signs, Blinds and Drapes                                                           62
         17.5  Estoppel Certificate                                                               62
         17.6  Prohibited Materials and Property                                                  63
         17.7  Requirements of Law - Fines and Penalties                                          63
         17.8  Tenant's Acts - Effect on Insurance                                                64
         17.9  Miscellaneous                                                                      64

18.      DAMAGE BY FIRE, ETC.                                                                     65
         18.1  Casualty Insurance                                                                 65
         18.2  Repair of Damage Caused by Casualty                                                65
         18.3  Landlord's Termination Rights                                                      66
         18.4  Tenant's Termination Rights                                                        66
         18.5  General Provisions Relating to Any Casualty Termination                            68

19.      WAIVER OF SUBROGATION                                                                    68

20.      CONDEMNATION - EMINENT DOMAIN                                                            69
         20.1  Landlord's Termination Rights                                                      69
         20.2  Tenant's Termination Rights                                                        70
         20.3  General Taking Provisions                                                          70
         20.4  Taking Process                                                                     71
         20.5  Temporary Takings                                                                  71

21.      DEFAULT                                                                                  71
         21.1  Conditions of Limitation - Re-entry - Termination                                  71
         21.2  Damages - Assignment for Benefit of Creditors                                      72
         21.3  Damages - Termination                                                              72
         21.4  Fees and Expenses                                                                  74
         21.5  Waiver of Redemption                                                               75
         21.6  Landlord's Remedies Not Exclusive                                                  75
         21.7  Grace Period                                                                       75
         21.8  Tenant's Self-Help                                                                 76

22.      END OF TERM - ABANDONED PROPERTY                                                         76

23.      SUBORDINATION                                                                            78

24.      QUIET ENJOYMENT                                                                          80

25.      ENTIRE AGREEMENT  - WAIVER - SURRENDER                                                   80
         25.1  Entire Agreement                                                                   80
         25.2  Waiver                                                                             80
         25.3  Surrender                                                                          80

26.      INABILITY TO PERFORM - EXCULPATORY CLAUSE                                                81

27.      BILLS AND NOTICES                                                                        82

28.      PARTIES BOUND - SEIZIN OF TITLE                                                          83

29.      MISCELLANEOUS                                                                            83
         29.1  Separability                                                                       83
         29.2  Captions, etc.                                                                     83
         29.3  Broker                                                                             83
         29.4  Modifications                                                                      84
         29.5  Arbitration                                                                        84
         29.6  Governing Law                                                                      84
         29.7  Assignment of Rents                                                                85
         29.8  Representation of Authority                                                        85
         29.9  Expenses Incurred by Landlord Upon Tenant Requests                                 85
         29.10 Survival                                                                           85
         29.11 Rule of Interpretation                                                             86
         29.12 Consumer Price Index                                                               86

EXHIBITS

         Exhibit 1         Lease Data Exhibit
         Exhibit 2         Lease Plan
         Exhibit 3         Plan and Legal Description of Complex
         Exhibit 4         Base Building Work
         Exhibit 4A        Plans and Response Schedule
         Exhibit 5         Building Services
         Exhibit 6         Building Standard Items
         Exhibit 7         Hazardous Materials
         Exhibit 8         Rules and Regulations
         Exhibit 9         Table of Definitions
         Exhibit 10        Signs
         Exhibit 11        Measurement Standards
         Exhibit 12        Letter of Credit
         Exhibit 13        Building Parking Area and Building Courtyard Area
         Exhibit 14        Security Services
         Exhibit 15        Confidentiality Agreement
         Exhibit 16        Operating Cost Categories
         Exhibit 17        Floor Load Capacities
         Exhibit 18        Off-Site Parking Agreement
         Exhibit 19        Tax Lots
         Exhibit 20        Definition of General Conditions
         Exhibit 21        Form of Overlandlord's Consent
         Exhibit 22        Form of Assignment and Assumption Agreement
         Rider

     THIS INDENTURE OF LEASE made and entered into as of this ___ day of ___________, 1999 by and between Forrester Research, Inc., a Delaware corporation ("Tenant") and Technology Square LLC, a Delaware limited liability company ("Landlord").

     Landlord does hereby demise and lease to Tenant, and Tenant does hereby hire and take from Landlord, the Premises hereinafter mentioned and described (hereinafter referred to as "Premises"), upon and subject to the covenants, agreements, terms, provisions and conditions of this Lease for the term hereinafter stated:

1.   REFERENCE DATA

     1.1 Exhibits. Each reference in this Lease to any of the terms and titles contained in any Exhibit attached to this Lease shall be deemed and construed to incorporate the data stated under that term or title in such Exhibit.

     1.2  Definitions. See Exhibit 9.

2.   DESCRIPTION OF DEMISED PREMISES

     2.1 Demised Premises. The Premises are located in the Building as described in Exhibit 1. The Premises are substantially as shown on the Lease Plan, Exhibit 2, Sheets 1 through 7, attached hereto and incorporated by reference as a part hereof. There is hereby expressly reserved to Landlord any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, wires, and appurtenant fixtures, fan rooms, ducts, electric and other utilities, sinks or other Building facilities serving any other area(s) in the Building to the extent the same are installed in or adjacent to each Portion of the Premises as of the Rent Commencement Date in respect of such Portion of the Premises.

     2.2 Complex. The Building is located in the Complex described in Exhibits 1 and 3, which Complex may be changed, increased or decreased by addition or subdivision of parcels and/or by construction and/or demolition of buildings and/or other improvements by Landlord from time to time, in accordance with and subject to the terms of this Lease.

     2.3  Appurtenant Rights.

          (a) Tenant shall have, as appurtenant to the Premises, rights to use in common with others entitled thereto, subject to the Rules and Regulations, as defined in Article 17.1 and with due regard for the rights of others to use the same: (i) the common roadways, sidewalks and walkways of the Complex, (ii) subject to the provisions of Paragraphs (b) and (c) of this Article 2.3, the On-Site Parking Areas and the Off-Site Parking Areas, as hereinafter defined, for the purpose of parking of motor vehicles, (iii) any common area amenities of the Complex (e.g., benches and lawns) for the purposes for which the same are intended, (iv) the loading docks and delivery areas of the

Building, and (v) any common cafeteria and/or common fitness center if and to the extent operated at the Complex; and no other appurtenant rights or easements. Except as otherwise provided in this Paragraph (a), Tenant shall have equal access to the common areas of the Building and the Complex. Notwithstanding the foregoing, Landlord shall have the right, subject to the limitations specified below in this Paragraph (a), to grant exclusive rights in the common areas to other tenants of the Complex including, without limitation, the right to install signage and equipment on portions of the roofs of the buildings, the right to the exclusive use of risers within buildings, installation of plaza kiosks and the right to exclusive parking in the On-Site Parking Areas (as hereinafter defined).

     Landlord's right to grant exclusive rights in the common areas shall be subject to the following restrictions and limitations:

     1. Landlord may not grant exclusive rights that would materially adversely affect either (a) Tenant's use of the Premises as contemplated hereunder, or (b) any of the other rights of Tenant expressly granted under this Lease with respect to the Building or the Complex, including, without limitation, Tenant's exclusive signage rights, as specified in Exhibit 10.

     2. Tenant shall not be responsible for subsidizing such exclusive uses through the payment of Operating Expense Excess or otherwise.

     3. Landlord may not grant exclusive parking rights in the Garage (as hereinafter defined) to any user other than Draper Labs or MIT and if Landlord shall so grant exclusive parking rights to Draper Labs and/or MIT, then Landlord shall grant Tenant a pro rata number of exclusive parking spaces in the Garage on a relative per square footage basis at the higher of the ratios of exclusive parking spaces in the Garage granted by Landlord to Draper Labs and MIT. Notwithstanding anything to the contrary herein contained, Landlord shall have the right to grant up to four (4) exclusive parking passes in the Garage to retail tenants of the Building or Complex. Any such exclusive parking spaces for Tenant shall be the spaces located on the lowest floor or floors in the Garage that are not then subject to the exclusive rights of another user of the Garage. The granting to Tenant of exclusive parking spaces in the Garage shall not be deemed to increase the overall number of passes allocable to Tenant for parking in the On-Site Parking Areas. (For example, if MIT is granted 1.5 exclusive spaces in the Garage per 1,000 square feet of Total Rentable Area of the Premises and Tenant is granted .5 spaces in the Garage per 1,000 square feet of Total Rentable Area of the Premises, the Landlord shall grant Tenant 1.5 exclusive parking spaces in the Garage, up to the number of parking passes with respect to the Garage to which Tenant is entitled under this Lease.)

     4. Landlord may not grant exclusive rights of any kind in (a) the surface parking area depicted on Exhibit 13 as the "Building Parking Area", (b) the area depicted on Exhibit 13 as the "Building Courtyard Area" (except for retail uses available to all tenants of the Complex) or (c) the lobby of the Building (except for retail uses available to all tenants of the Building).

     Notwithstanding anything to the contrary herein or in the Lease contained, Landlord shall provide redundant conduit access into the Building for two (2) independent and separate local telecommunications service providers and Landlord shall have the right to charge Tenant's telecommunication service providers fees in connection with the services being performed by such providers at the rates, from time to time, then being charged by Landlord to other telecommunication service providers in the Building and in the Complex providing the same or similar services to other tenants in the Building or Complex. Landlord agrees not to discriminate against Tenant or to act arbitrarily in assessing such fees to, or collecting such fees from, Tenant's providers.

     Landlord agrees that a common cafeteria shall be open, functioning and available to Tenant as of the Rent Commencement Date in respect of Portion 2-6.

          (b) For the purposes of this Lease, the "On-Site Parking Areas" shall be defined as the garage ("Garage") and the surface parking areas now and from time to time hereafter within the Complex. Commencing as of the Rent Commencement Date in respect of Portion 2-6 and continuing thereafter throughout the term of the Lease, the Landlord will make available monthly parking passes for use in the On-Site Parking Areas, in accordance with the following schedule:

------------------------------------------------------------------------------------------------------------
                     Time Period                                          Number of Passes
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Rent Commencement Date in respect of Portion 2-6
through the day before the Rent Commencement Date in                            156
respect of Portion 7
------------------------------------------------------------------------------------------------------------
Rent Commencement Date in respect of Portion 7
through the day before the Rent Commencement Date in                            187
respect of Portion 8
------------------------------------------------------------------------------------------------------------
Rent Commencement Date in respect of Portion 8
through Termination Date                                                        218
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

     Landlord shall have the right to designate whether such passes shall be for the Garage or the surface parking areas, and to change such designation (and the number of passes designated for each of the Garage and the surface parking areas) from time to time, provided that the On-Site Parking Areas shall be located within the areas shown on Exhibit 13, attached hereto, and that at least sixty-six percent (66%) of such passes shall be for the Garage. Tenant shall have no right to sublet or assign such parking passes, except as set forth in this Paragraph (b). Tenant shall have the right, without obtaining

Landlord's consent, and without giving Landlord the right to take back such parking passes, to assign said parking passes to a permitted assignee under
Article 16 of this Lease, and to sublet a pro rata number of such parking passes (i.e., based upon the ratio of the Total Rentable Area subleased to the then current Total Rentable Area of the Premises) to a subtenant permitted under
Article 16. In addition, Tenant shall have the right to sublease or assign spaces to any other users from time to time permitted by law subject to the following procedure. Tenant shall first offer such spaces to Landlord by a written notice ("Parking Offer Notice") setting forth the number of spaces ("Parking Offer Spaces") and the period ("Parking Offer Period") Tenant desires to sublease or assign the Parking Offer Spaces. The Parking Offer Period shall be at least six (6) months long. Landlord shall have the right, within fifteen
(15) days after Landlord's receipt of Tenant's Parking Offer Notice, to take back one or more of the Parking Offer Spaces for the Parking Offer Period. If Landlord exercises such right, Tenant shall have no obligation to pay for the Parking Offer Spaces taken back by Landlord during the Parking Offer Period. After the expiration of the Parking Offer Period, the Parking Offer Spaces taken back by Landlord shall then revert to Tenant on the terms and conditions herein contained. Tenant shall have no right to give a Parking Offer Notice more often than once every six (6) months during the term of the Lease. If Landlord does not elect to take back the Parking Offer Spaces, then Tenant shall have the right to assign or sublease said Parking Offer Spaces to any other users from time to time permitted by law. Except as set forth in the immediately preceding sentence, Tenant shall have no other right to sublet, assign, or otherwise transfer said parking passes. Except as otherwise expressly provided herein, said parking passes will be on an unassigned, non-reserved basis.

Said parking passes shall be paid for by Tenant, as additional Rent ("Parking Rent") hereunder, in accordance with the following schedule:

     The initial Parking Rent shall be $140 per pass per month. Commencing as of the first (1st) anniversary of the Rent Commencement Date in respect of Portion 2-6 of the Premises, and on each anniversary of such Rent Commencement Date thereafter during the term of this Lease, the Parking Rent for such passes shall be increased to equal the sum of : (x) $140 per pass per month, plus (y) the product of (i) the percentage increase in the Consumer Price Index, defined in Article 29.12, during the period from the Rent Commencement Date in respect of Portion 2-6 through the applicable anniversary of the Rent Commencement Date in respect of Portion 2-6, multiplied by (ii) $140 per pass per month.

     In addition, to the extent that Landlord, in its sole discretion, from time to time, decides to offer monthly at-will parking in the On-Site Parking Areas, Landlord shall offer Tenant the first 70 passes for such monthly at-will parking. Tenant shall have ten (10) business days after Landlord's offer within which to accept such parking passes. Landlord and Tenant shall each have the right to terminate Tenant's right to use any or all of such parking passes upon thirty (30) days' notice to the other party. Landlord shall have the right to designate whether such passes shall be for the Garage or the surface parking areas, and to change such designation (and the number of passes designated for each of the Garage and the surface parking areas) from time to time provided that the On Site Parking Areas shall be located within the areas shown on
Exhibit 13, attached hereto. Tenant shall have the right, without Landlord's consent, to assign said parking passes to a permitted assignee under Article 16 of the Lease and to sublease on a pro rata basis, based upon the Total Rentable Area of the sublet premises to the then current Total Rentable Area of the Premises, to permitted subtenants under Article 16 of the Lease. Except as set forth in the immediately preceding sentence, Tenant shall have no right to sublet, assign, or otherwise transfer said parking passes. Said parking passes shall be paid for by Tenant, as additional Rent hereunder, at the then current rate in the On-Site Parking Areas, as such rate may vary from time to time, determined as aforesaid. Said parking passes will be on an unassigned, non-reserved basis.

     Notwithstanding anything to the contrary herein contained, if Tenant is unable for any reason other than a casualty or taking or order of governmental authority, to park one (1) or more vehicles for which Tenant is then holding parking passes in the On-Site Parking Areas due to a lack of space in the On-Site Parking Areas ("Parking Violation"), then Tenant may send a written notice ("Parking Violation Notice") of the Parking Violation to Landlord. Tenant shall provide evidence reasonably acceptable to Landlord of any Parking Violation. If another Parking Violation occurs within the thirty (30) day period after which Landlord receives the first Parking Violation Notice, then Landlord shall, after receiving a second Parking Violation Notice from Tenant, be obligated, at Landlord's sole cost and expense, to adequately staff the On-Site Parking Areas in order to prevent the occurrence of any subsequent Parking Violations. If, during the second five (5) business day period after Landlord receives the second Parking Violation Notice, a third Parking Violation occurs for which Landlord receives a Parking Violation Notice, then (i) Landlord shall grant Tenant a number of reserved parking spaces in the On-Site Parking Areas in locations designated by Landlord equal to the greatest number of vehicles which were unable to park in the On-Site Parking Areas on any day during such second five (5) business day period, despite holding parking passes for the On-Site Parking Areas, and (ii) Landlord shall pay to Tenant, within thirty (30) days of receipt of bills therefor, the costs incurred by Tenant to park vehicles during any period after Landlord's receipt of the second Parking Violation Notice until Landlord grants to Tenant such reserved parking rights in which such vehicles are unable to park in the On-Site Parking Areas.

          (c) Commencing as of the Rent Commencement Date in respect of Portion 2-6, and continuing thereafter through the term of this Lease, the Landlord will make available the following monthly parking passes for use in the garage at One Kendall Square, subject to relocation to an alternative location (which may be a garage or a surface parking lot) located no further from the Building than the garage at One Kendall Square (the "Off-Site Parking Areas"), in accordance with the following schedule:

------------------------------------------------------------------------------------------------------------
                     Time Period                                          Number of Passes
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Rent Commencement Date in respect of
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Portion 2-6 through the day before the Rent
Commencement Date in respect of Portion 7                                        52
------------------------------------------------------------------------------------------------------------
Rent Commencement Date in respect of Portion 7
through the day before the Rent Commencement Date in                             62
respect of Portion 8
------------------------------------------------------------------------------------------------------------
Rent Commencement Date in respect of Portion 8
through the Expiration or earlier termination of the                             73
initial term of this Lease
------------------------------------------------------------------------------------------------------------

Tenant shall have the right to assign such parking passes to a permitted assignee under Article 16 of this Lease and to sublease, on a pro rata basis (determined as described above in subparagraph (b)) to permitted subtenants under Article 16 of this Lease, such parking passes without Landlord's consent and without offering Landlord an opportunity to recapture, as described below.

If Tenant desires to otherwise assign or to otherwise sublease any such parking passes, then Tenant shall first give Landlord a Parking Offer Notice, as defined in Paragraph (b) of this Article 2.3 with respect to such Off-Site Parking Area, and Landlord shall have the right, in accordance with the procedure set forth in said Paragraph (b), to take back any or all of the Parking Offer Spaces in the Off-Site Parking Location for the Parking Offer Period. If Landlord exercises such right, Tenant shall have no obligation to pay for the Parking Offer Spaces taken back by Landlord during the Parking Offer Period. After the expiration of the Parking Offer Period, the Parking Offer Spaces taken back by Landlord shall then revert to Tenant on the terms and conditions herein contained. If Landlord does not elect to take back the Parking Offer Spaces, then Tenant shall have the right to assign said parking passes to any user permitted by law. Except as set forth in the immediately preceding sentence, Tenant shall have no right to sublet, assign, or otherwise transfer said parking passes. Said parking passes shall be paid for by Tenant, as additional Rent hereunder, at the then current prevailing rate in the Off-Site Parking Area, as such rate may vary from time to time. Said parking passes will be on an unassigned, non-reserved basis. Tenant shall, and Landlord shall cause One Kendall LLC (the owner of the Off-Site Parking Area) to, execute an Off-Site Parking Agreement in the form attached hereto as Exhibit 18.

          (d) As used herein, the term "Parking Areas" shall refer to the On-Site Parking Areas and the Off-Site Parking Areas, collectively.

3.   TERM OF LEASE

     3.1 Definitions. As used in this Lease, the words and terms which follow mean and include the following:

          (a) "Specified Rent Commencement Date" - With respect to Portion 2-6 and Portion 7 of the Premises, the date (as stated in Exhibit 1) on which it is estimated that the Portion of the Premises in question will be deemed Substantially Completed, as defined in Article 4.2.

          (b) "Rent Commencement Date" - With respect to Portion 8 of the Premises, the "Rent Commencement Date" is the date set forth in Exhibit 1; with respect to Portion 2-6 and Portion 7 of the Premises, the "Rent Commencement Date" is the date on which such Portion of the Premises is Substantially Completed, as defined in Article 4.2, provided, however that, subject to the immediately following sentence, the Rent Commencement Date in respect of any Portion of the Premises shall not be earlier than the respective Specified Rent Commencement Date in respect of such Portion. If such Portion of the Premises is not Substantially Completed but if, pursuant to consent therefor duly given by Landlord, which consent shall not be unreasonably withheld, conditioned or delayed, Tenant (i) takes possession of the whole of such Portion of the Premises for use as set forth in Exhibit 1, "Rent Commencement Date" for such Portion shall be the date on which Tenant takes such possession, or (ii) takes possession of any part of a floor(s) of such Portion of the Premises for use as set forth in Exhibit 1, "Rent Commencement Date" in respect of the entirety of such floor(s) of such Portion shall be the date on which Tenant takes possession of any portion of such floor(s). The Rent Commencement Date in respect of Portion 2-6 shall, for all purposes of this Lease, be deemed to be the date as of which the Rent Commencement Date has occurred for all of the floors in Portion 2-6; provided however, that Tenant's obligation to pay Rent in respect of such floor in Portion 2-6 shall commence on the Rent Commencement Date in respect of such floor, as aforesaid. Subject to the last sentence of this
Article 3.1(b), Landlord shall give Tenant fourteen (14) days advance notice of the date on which, in Landlord's judgment, any Portion of the Premises is or will be Substantially Completed. Such notice and the date therein contained shall be subject to Force Majeure Delays, and, subject to the provisions of
Article 4, Landlord shall not be liable to Tenant for any loss, cost, liability or expense resulting from such delay, provided however that in the event of any delay in the date such Portion of the Premises is Substantially Completed beyond the date specified in Landlord's notice to Tenant, Landlord shall give Tenant a subsequent fourteen (14) day notice(s).

     3.2 Habendum. TO HAVE AND TO HOLD the Premises for a term of years commencing on the date hereof and ending on the Termination Date as stated in
Exhibit 1 or on such earlier date upon which said term may expire or be terminated pursuant to this Lease or pursuant to law (which date for the termination of the term hereof is herein referred to as the "Termination Date"), provided, however, that Tenant shall have no obligations under Articles 6(a) (other than the last sentence thereof with respect to sums due hereunder other than Rent), 9, 15.3(a), the first (1st) sentence of Article 14.1, and Articles 8.1(a) and 17.3 of the Lease ("Inapplicable Provisions") prior to the Rent Commencement Date for Portion 2-6 and Tenant shall in no event incur any liability under the Inapplicable Provisions attributable to the time prior to the Rent Commencement Date for Portion 2-6. In addition, in no event shall Tenant be responsible under Articles 17.6, 17.8 and 17.9 of the Lease for the acts of Landlord, Landlord's Contractor, or anyone performing Landlord's Work. Notwithstanding the foregoing, if the Termination Date as stated in Exhibit 1 shall fall on other than the last day of a calendar month, said Termination Date shall be deemed to be the last day of the calendar month in which said Termination Date occurs.

     3.3 Declaration Fixing Rent Commencement Date. As soon as may be practical after the Rent Commencement Date in respect of Portion 2-6 of the Premises, each of the parties hereto agrees, upon demand of the other party to join in the execution, in recordable form, of a statutory notice, memorandum, etc. of lease and/or written declaration in which shall be stated the Rent Commencement Date in respect of Portion 2-6 of the Premises, and (if need be) the Termination Date. If this Lease is terminated before the term expires, then upon Landlord's request the parties shall execute, deliver and record an instrument acknowledging such fact and the date of termination of this Lease, and Tenant hereby appoints Landlord its attorney-in-fact in its name and behalf to execute such instrument if Tenant shall fail to execute and deliver such instrument after Landlord's request therefor within ten (10) days, unless Tenant disputes such termination in writing.

4.   READINESS FOR OCCUPANCY - ENTRY BY TENANT PRIOR TO TERM COMMENCEMENT DATE

     4.1 COMPLETION DATE - DELAYS. (a) Subject to delay due to causes beyond Landlord's reasonable control ("Force Majeure Delays") or caused by a Tenant Delay, as hereinafter defined, Landlord shall use reasonable speed and diligence to have Landlord's Work in Portion 2-6 and Portion 7 of the Premises Substantially Completed, as hereinafter defined, on their respective Specified Rent Commencement Dates. Except as set forth in this Article 4.1, (i) the failure to have such Portion of the Premises Substantially Completed, as hereinafter defined, on the Specified Rent Commencement Date for such Portion shall in no way affect the validity of this Lease or the obligations of Tenant hereunder, and (ii) if Landlord's Work in a Portion of the Premises is not Substantially Completed on the Specified Rent Commencement Date for such Portion, Tenant shall not have any claim against Landlord, and Landlord shall have no liability to Tenant, by reason thereof.

     (b) ABATEMENT OF RENT BASED UPON DELAY IN RENT COMMENCEMENT DATE. If the Rent Commencement Date in respect of Portion 2-6 has not occurred on or before the Target Date, as hereinafter defined, then Tenant shall be entitled to a credit against the Yearly Rent otherwise payable from and after the Rent Commencement Date for such Portion equal to the amount of Yearly Rent payable for one (1) day for each day between the Target Date and the Rent Commencement Date in respect of Portion 2-6. For the purposes hereof, the "Target Date" shall be November 1, 1999, provided however, that the Target Date shall be extended by the number of days that Landlord's Work is delayed due to Force Majeure Delays and/or Tenant Delays.

     (c) Tenant's Termination Right. If, for any reason, the Rent Commencement Date in respect of Portion 2-6 of the Premises does not occur on or before January 1, 2000 then, subject to the provisions of this Paragraph (c) and of Paragraph (d) of this Section 4.1, Tenant shall have the right, exercisable by a written termination notice ("Tenant's First Termination Notice") given on or after January 3, 2000, to terminate the Lease effective as of the Outside Completion Date, as hereinafter defined. If Tenant gives Tenant's First Termination Notice and the Rent Commencement Date in respect of Portion 2-6 occurs on or before the Outside Completion Date, as hereinafter defined, Tenant's First Termination Notice shall be deemed to be void and of no force or effect. If, subject to subparagraph (d) of this Section 4.1, Tenant gives Tenant's First Termination Notice and the Rent Commencement Date in respect of Portion 2-6 does not occur for any reason on or before the Outside Completion Date, this Lease shall terminate and shall be of no further force or effect. For the purposes hereof, the "Outside Completion Date" shall be the date twenty-eight (28) days after Tenant gives Tenant's First Termination Notice, provided however, that the Outside Completion Date shall be extended one (1) day for each day of Tenant Delay which exceed five (5) days in the aggregate and shall also be extended by the lesser of (i) ninety (90) days or (ii) one (1) day for each day of Force Majeure Delays which exceed twenty (20) days in the aggregate. Notwithstanding the foregoing, if, on January 1, 2000, there have been five (5) or fewer days of Tenant Delay and/or twenty (20) days or fewer of Force Majeure Delays, Tenant's First Termination Notice may be given as late as January 8, 2000 for an Outside Completion Date of January 31, 2000.

     (d) Notwithstanding the provisions of clause (c) above, if Tenant gives Tenant's First Termination Notice and if the reason the Rent Commencement Date in respect of Portion 2-6 of the Premises has not occurred by January 1, 2000 is that Landlord has previously experienced more than twenty (20) days of Force Majeure Delays in the aggregate, then Landlord shall, within fourteen (14) days of receipt of Tenant's First Termination Notice, advise Tenant in writing ("Landlord's Force Majeure Notice") of (i) the nature of the Force Majeure Delays, (ii) the amount of time the Rent Commencement Date in respect of Portion 2-6 has been delayed due to such Force Majeure Delays and (iii) the date ("Force Majeure Date") that Landlord reasonably estimates will be the Rent Commencement Date in respect of Portion 2-6 based on the actual number of days of delay due to such Force Majeure Delays and Landlord's reasonable estimate of additional days of delay due to such Force Majeure Delays.

          (i) If Landlord specifies a Force Majeure Date on or after April 30, 2000, then Tenant shall have the right, within fourteen (14) days of receipt of Landlord's Force Majeure Notice, to terminate the term of the Lease by written notice to Landlord ("Tenant's Second Termination Notice"), effective as of the date of Tenant's Second Termination Notice. If Tenant fails timely to give Tenant's Second Termination Notice, and if the Rent Commencement Date in respect of Portion 2-6 occurs on or before the Force Majeure Date, then Tenant shall have no further right to terminate the Lease pursuant to this Article 4.2(d)(i).

          (ii) If Landlord specifies a Force Majeure Date on or before April 30, 2000, then Tenant shall have no right to terminate the Lease pursuant to this Article 4.2(d)(ii) unless the Rent Commencement Date in respect of Portion 2-6 occurs on or after the Force Majeure Date. In such event (x) Tenant shall have the right to terminate the Lease by giving written notice to Landlord on or after the Force Majeure Date but on or before the Rent Commencement Date in respect of Portion 2-6, and (y) Landlord shall thereupon pay Tenant liquidated damages for all losses, costs and expenses incurred by Tenant in connection with this Lease of One Million and 00/100 Dollars ($1,000,000.00) ("Tenant's Termination Damages").

          (iii) If Landlord specifies a Force Majeure Date on or after May 1, 2000 but Tenant does not give Tenant's Second Termination Notice, and if the Rent Commencement Date in respect of Portion 2-6 occurs after the Force Majeure Date, then Tenant shall have the right to terminate the Lease by giving written notice to Landlord on or after the Force Majeure Date but on or before the Rent Commencement Date in respect of Portion 2-6, effective as of the date of Tenant's notice. In such event, Landlord shall have no obligation to pay any Tenant's Termination Damages.

     (e) Landlord Bankruptcy. Notwithstanding anything to the contrary in the Lease contained, if, prior to the Rent Commencement Date in respect of Portion 2-6, any proceeding ("Bankruptcy Proceeding") shall be instituted by or against Landlord pursuant to any of the provisions of any Act of Congress or State law relating to bankruptcy, reorganizations, arrangements, compositions or other relief from creditors (collectively, "Bankruptcy Law") and, as a result of such Bankruptcy Proceeding, this Lease is either: (i) rejected prior to Substantial Completion of Landlord's Work or (ii) Landlord ceases for a period of sixty (60) days or more to pursue Landlord's Work other than by reason of Force Majeure Delays, then Tenant shall have the right, after giving Landlord fifteen (15) days' prior written notice, to complete Landlord's Work. If Tenant elects to complete Landlord's Work pursuant to this paragraph (e), then Tenant shall diligently prosecute Landlord's Work to completion and Tenant shall have the right, from and after the Rent Commencement Date in respect of Portion 2-6, to offset the amount of the actual and reasonable costs incurred by Tenant in completing Landlord's Work against Rent, provided, however, that in no event shall the costs deducted in any month exceed the amount by which Rent payable for such month exceeds the sum of (i) one-twelfth (1/12th) of the sum of (a) Tenant's Building Operating Cost Percentage of the annualized debt service payable by Landlord to its mortgagee(s) and properly allocable to the Building under its loan agreements with such mortgagee(s), and (b) Tenant's Building Tax Percentage of the Building Taxes for the Tax Period in question, (ii) one-twelfth (1/12th) of the sum of Tenant's Complex Operating Cost Percentage of the annualized debt service payable by Landlord to its mortgagee(s) and properly allocable to the Land of the Complex under its loan agreements with such mortgagee(s), and (iii) Tenant's Building Operating Cost Percentage and Tenant's Complex Operating Cost Percentage of Building Operating Costs and Complex Operating Costs, respectively, for the month in question.

Nothing herein shall be deemed to be a waiver or limitation upon any of Tenant's rights under Bankruptcy Law.

     (f) Except for delays in the Rent Commencement Date pursuant to Article 3.1, this Article 4.1 sets forth all of Tenant's remedies based upon Landlord's failure timely to Substantially Complete Landlord's Work.

     4.2  When Premises Substantially Completed.

     (a) Definition of Substantially Completed. Portion 2-6 and Portion 7 of the Premises shall be "Substantially Completed" in each Portion on such date as is specified in a 14-day notice as contemplated by Article 3.1 and on or before which date (i) Landlord's Work in such Portion has been completed except for minor or insubstantial details of construction, decoration or mechanical adjustments remaining to be done in such Portion of the Premises or any part thereof which details will not materially interfere with Tenant's conduct of business in such Portion of the Premises and which can be completed without causing material interference with Tenant's use and occupancy of such Portion, all as set forth in a so-called punch list prepared and signed by Tenant and Landlord ("Punch List Items"), the first floor lobby area is finished and no staging, scaffolding, vertical hoists or other construction apparatus or construction materials remain in such Portion or first floor lobby area, (ii) the elevator, plumbing, heating, ventilating, air conditioning, life safety, sprinkler and electric facilities are installed and operating for such Portion, and (iii) Landlord has delivered to Tenant a certificate of occupancy permitting Tenant to legally occupy the Portion of the Premises then being delivered to Tenant ("Certificate of Occupancy").

     (b) Definition of Tenant Delays. For the purposes hereof, a "Tenant Delay" shall be defined as any delay that actually results in a delay in Landlord having Landlord's Work Substantially Completed to the extent that such actual delay is:

          (i) caused by Tenant's failure to timely respond within the time/response schedules specified in the Plans and Response Schedule set forth in Exhibit 4A, attached hereto; or

          (ii) due to long-lead items of which Landlord advises Tenant in writing at the time that Landlord approves Tenant's construction drawings; or

          (iii) due to changes, alterations or additions required or made by Tenant in the layout or finish of the Premises or any part thereof after Landlord approves Tenant's plans; or

          (iv) caused by delay and/or default on the part of Tenant or its contractors including, without limitation, the utility companies and other entities furnishing communications, data processing or other service or equipment (including, without limitation, any such delay which results in a delay in Landlord obtaining the Certificate of Occupancy). With respect to any Tenant Delay under this clause (iv), no period of time prior to the date that Landlord notifies Tenant of a Tenant Delay shall be considered to be a potential Tenant Delay; or

          (v) caused by Tenant or Tenant's Representatives, as hereinafter defined, taking any action under Article 4.4(v) hereof, or failing to take any action under Article 4.4(v) hereof which Tenant is required to take (including, without limitation, failing to timely respond within the time periods set forth in Article 4.4(v) or unreasonably withholding any approval required of Tenant under Article 4.4(v).

          Tenant shall not be responsible for any delay in Landlord's Work, including the Tenant Improvement Work, as hereinafter defined, other than a Tenant Delay.

          In the event of a Tenant Delay(s), Tenant shall pay to Landlord, on the last day of the month in question, as rent, on a monthly basis in arrears, an amount ("Tenant Delay Payment") equal to the Yearly Rent which would have been payable to Landlord during the length of any Tenant Delays. For example, if Landlord's Work in Portion 2-6 is delayed for forty-five
     (45) days due to Tenant Delays, then on September 30, 1999, Tenant shall pay to Landlord $303,251.25 for thirty (30) days of Tenant Delays for the month of September, 1999, and on October 31, 1999, Tenant shall pay to Landlord $151,615.62 for fifteen (15) days of Tenant Delays for the period October 1, 1999 through October 15, 1999 . Tenant shall have the right to submit any dispute to arbitration in accordance with Article 29.5 as to whether Tenant is obligated to make any Tenant Delay Payment by giving Landlord written notice of such dispute within ten (10) days after Landlord makes written demand upon Tenant to make such Tenant Delay Payment.

     (c) If a Portion of the Premises is not Substantially Completed, Tenant shall not (except with Landlord's consent, which consent shall not be unreasonably withheld, conditioned or delayed) be entitled to take possession of such Portion for use as set forth in Exhibit 1 until such Portion is Substantially Completed.

     (d) Punch List Items. Any of the Punch List Items in a Portion of the Premises not fully completed on the Rent Commencement Date in respect of such Portion shall thereafter be completed within thirty (30) days after the Rent Commencement Date, subject to Force Majeure Delays.

     4.3 Plans and Specifications. (a) Tenant shall be solely responsible for the timely preparation and submission to Landlord of the final architectural, electrical and mechanical construction drawings, plans and specifications (called " Tenant's plans") for the Tenant Improvement Work, which Tenant's plans shall be subject to approval by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed and which approval may be reasonably withheld in the event of material aesthetic or other conflicts with the design and function of the balance of the Building. Landlord's approval is solely given for the benefit of Landlord under this
Article 4.3 and neither Tenant nor any third party shall have the right to rely upon Landlord's approval of Tenant's plans for any other purpose whatsoever. Without limiting the foregoing, Tenant shall be responsible for all elements of the design of Tenant's plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the Premises and the placement of Tenant's furniture, appliances and equipment), and Landlord's approval of Tenant's plans shall in no event relieve Tenant of the responsibility for such design.

     (b) Tenant shall be permitted to include equipment for a so-called "fitness center" in the Tenant Improvement Work, provided that (i) the proposed equipment for and location of such fitness center shall be shown on Tenant's plans, (ii) such fitness center may, subject to the provisions of this clause
(h), be installed on any floor of the Premises, (iii) in no event shall a swimming pool, hot tub, whirlpool or other similar water based equipment, other than sinks, toilets and showers, be installed, (iv) Tenant shall insure that no noise or vibration from the fitness center disturbs other tenants of the Building, and (v) all of the equipment in such fitness center shall be maintained in good operating condition at all times. Notwithstanding anything to the contrary herein or in the Lease contained, Tenant shall be responsible for any and all construction measures as Landlord determines in its sole judgment to prevent noise, vibration, water damage, odors or any other adverse affect to other portions of the Building in connection with the location of the fitness center ("Fitness Center Issues"). If, at any time during the term, Landlord receives a written complaint from a tenant or other occupant of the Building ("Complaining Tenant") of any Fitness Center Issues ("Complaining Tenant Complaint"), then Landlord shall give written notice to Tenant advising Tenant of such Complaining Tenant Complaint. If Tenant fails to cure the condition that is the subject of such Complaining Tenant Complaint to the satisfaction of the Complaining Tenant within thirty (30) days of such notice, Landlord shall have the right to require Tenant, at Tenant's sole cost and expense, to relocate the fitness center to a floor of the Building ("Relocation Floor") where Tenant occupies the entirety of both the floor above and the floor below the Relocation Floor. Landlord may exercise such right by giving Tenant written notice, and, in such event, Tenant shall, within ninety (90) days of its receipt of such notice, relocate the fitness center to a Relocation Floor.

     4.4  Preparation of Premises.

     (a) By Landlord. (i) Except as is otherwise herein provided or as may be otherwise approved by the Landlord, all Landlord's Work, including Base Building Work, as defined in Exhibit 4, and the Tenant Improvement Work, as hereinafter defined, shall be performed by contractors employed by Landlord.

          (ii) Landlord shall engage Beacon-Skanska Construction Company ("Beacon-Skanska") as the general contractor to perform the Landlord's Work.

     Landlord's Work consists of the Base Building Work, and the tenant improvement work to be designed by Tenant and shown on Tenant's plans for Tenant's use and occupancy of the Premises (which tenant improvement work is herein referred to as the "Tenant Improvement Work"). Landlord's contract with Beacon-Skanska for the Tenant Improvement Work shall provide for a guaranteed maximum price ("GMP"), which GMP shall be subject to Tenant's prior approval, which approval shall not be unreasonably withheld or delayed, to be developed from the T.I. Control Budget, attached hereto as Exhibit 4B and, subject to adjustment by reason of changes requested by Tenant or by reason of Tenant Delays, include a fee of 2.85% of the total construction costs for the Tenant Improvement Work including, without limitation, the general conditions, and general conditions of $240,000.00 (based on the most recent T.I. Control Budget dated March 17, 1999), subject to adjustment for Tenant Delays, change orders and by any other adjustments permitted in the GMP under Landlord's contract with Beacon-Skanska.

          (iii) The parties hereby acknowledge that, as of the Execution Date of this Lease, Landlord and Tenant have agreed upon an estimated budget for the performance of the Tenant Improvement Work based upon the T.I. Control Budget. The parties further acknowledge that the T.I. Control Budget is only an estimate for the Tenant Improvement Work. At the time that the actual cost of the Tenant Improvement Work is obtained and the GMP is determined, any changes from the T.I. Control Budget shall be reflected in the schedule of values supporting the GMP.

          (iv) Landlord shall cause Beacon-Skanska to obtain at least three (3) subcontractor bids for each trade in connection with the Tenant Improvement Work. Tenant shall have the right to propose subcontractors for each trade for the Tenant Improvement Work, which subcontractors shall be subject to Landlord's prior consent, which consent shall not be unreasonably withheld, conditioned or delayed. Landlord and Tenant shall prequalify each subcontractor for each trade on the bid list. After Landlord's receipt of bids for the Tenant Improvement Work, Tenant shall have the right, in accordance with the Plans and Response Schedule set forth on Exhibit 4A, to select the subcontractor in each trade from the prequalified list for the Tenant Improvement Work.

          (v) (A) Landlord shall cooperate with Tenant and Tenant's Representatives (which shall include Tenant's architect, Mr. Niles of Trammell Crow Company and such different or additional Tenant's Representatives as Tenant may from time to time identify by written notice to Landlord) in such manner as Tenant may reasonably request by: (i) providing to Tenant and Tenant's Representatives, in good faith, "open book" full access to all aspects of the design of, contracting for, and pricing and construction of the Tenant Improvement Work, (ii) providing Tenant and Tenant's Representatives complete access to the job site (subject to the general contractor's reasonable security requirements) both prior to and during construction, (iii) providing the Tenant and Tenant's Representatives the right to attend all job meetings,
     (iv) notifying Tenant and Tenant's Representatives of all meetings including standing job meetings whether held on or off site, related to scope determination, purchasing or procurement, scheduling, and to design modifications, change orders, cost reporting and pricing, (v) permitting Tenant and Tenant's Representatives the right to approve, which approval shall not be unreasonably withheld, changes to the GMP (based upon Tenant requested changes), changes in or substitutions to equipment or materials proposed by subcontractors or suppliers and changes to the scope of the Tenant Improvement Work (Tenant hereby agreeing that if Tenant fails to approve any such changes or substitutions within the time periods specified on Exhibit 4A, such failure shall constitute a Tenant Delay), and any such changes or substitutions requested by Tenant or Tenant's Representatives hereunder shall be subject to the approval of Landlord and Beacon-Skanska, which approval shall not be unreasonably withheld.

     B. Tenant shall also have the right, within two (2) business days of receipt thereof, to review and approve or reject all requisitions for payment for the Tenant Improvement Work submitted by Beacon-Skanska, which approval shall not be unreasonably withheld based on the progress, quality of construction and compliance with Tenant's plans. If Tenant fails to respond to any requisition within such two (2) business day period, Tenant shall be deemed to have approved such requisition.

     C. Landlord hereby represents to Tenant that Andrew Moore shall be the Project Executive for Beacon-Skanska in connection with the Tenant Improvement Work. The Project Manager and the Project Superintendent shall be designated by Beacon-Skanska and approved by Tenant, which approval shall not be unreasonably withheld, conditioned or delayed. Such individuals may not be replaced without obtaining Tenant's prior approval thereto, which approval shall not be unreasonably withheld. If Tenant fails to respond to Landlord's request for approval within two (2) business days of such request, Tenant shall be deemed to have approved such replacements.

     D. Tenant acknowledges and agrees that Tenant's Representatives shall have full power and authority to act on behalf of Tenant and any action taken by Tenant's Representatives shall be fully binding upon Tenant.

     (b) By Tenant. Subject always to the provisions of Articles 4.2 and 4.3, if Tenant will be employing any contractors in preparing the Premises for Tenant's occupancy, Landlord will give Tenant reasonable advance notice of the date on which the Premises will be ready for such other contractors and a reasonable time will be allowed from such date for doing the work to be performed by such other contractors.

     (c) If any work, including but not by way of limitation, installation of built-in equipment by the manufacturer or distributor thereof, shall be performed by contractors not employed by Landlord, Tenant shall take necessary reasonable measures to the end that such contractors shall cooperate in all ways with Landlord's contractors to avoid any delay to the work being performed by Landlord's contractors or conflict in any other way with the performance of such work.

     4.5 Quality and Cost of Materials. (i) Any construction or finish of the Premises, whether by Landlord or Tenant, shall equal or exceed the specifications and quantities provided in Exhibit 6.

     (ii) Landlord's Work consists of the Base Building Work and the Tenant Improvement Work. The Base Building Work shall be performed by Landlord at Landlord's expense. In addition, Landlord shall contribute up to Thirty-One and 50/100 ($31.50) Dollars per square foot of Total Rentable Area of Floors 2-6 and Floor 7, respectively ("Landlord's Contribution") towards the cost of the Tenant Improvement Work on such floors. In addition, at Tenant's election given to Landlord in writing on or before May 7, 1999, Landlord shall contribute up to an additional Eight and 50/100 ($8.50) Dollars per square foot of Total Rentable Area of Floors 2-6 and Floor 7, respectively ("Landlord's Additional Contribution") towards the cost of the Tenant Improvement Work on such floors, to be reimbursed in accordance with Article 6 of this Lease. Tenant's obligation to repay such Landlord's Additional Contribution shall be secured by the security deposit referenced in the Rider to this Lease, and Landlord's obligation to make Landlord's Additional Contribution shall be conditioned on Tenant having provided such security deposit. Tenant shall, within thirty (30) days of billing therefor, reimburse Landlord for all costs of the Tenant Improvement Work in excess of Landlord's Contribution and, if applicable, Landlord's Additional Contribution, up to the GMP, as the same may be adjusted by change orders and by any other adjustments permitted in the GMP under Landlord's contract with Beacon-Skanska, provided however, that there shall be no adjustments in the GMP to the extent that Beacon-Skanska is entitled to compensation in excess of the GMP by reason of the negligence or fault of Landlord. Tenant shall have the right, upon Landlord's receipt of paid invoices evidencing such costs, to apply any unused portion of Landlord's Contribution and, if applicable, Landlord's Additional Contribution, towards (i) the costs incurred by Tenant in installing Tenant's telecommunications systems and computer wiring, (ii) the costs incurred by Tenant in preparing Tenant's plans, and (iii) reasonable professional fees incurred by Tenant in connection with this Lease and the design and performance of Landlord's Work. Except as set forth in the immediately preceding sentence, Tenant shall have no right to use any unused portion of Landlord's Contribution or, if applicable, Landlord's Additional Contribution.

     (iii) Except for the Landlord's Contribution and, if applicable, Landlord's Additional Contribution, and the cost of the Base Building Work, Tenant shall bear all other costs of preparing the Premises for its occupancy in accordance with the Tenant's plans including, without limitation, the cost of substitutes for any items specified in Exhibit 6.

     4.6 Tenant's Delay - Additional Costs. In the event of a Tenant Delay, any additional cost to Landlord in connection with the completion of the Base Building Work shall be promptly paid by Tenant to Landlord to the extent arising directly from such Tenant Delay. For the purposes of the next preceding sentence, the expression "additional cost to Landlord" shall mean the sum of the following: (i) the cost of additional General Conditions which are incurred to perform the Base Building Work as a result of a Tenant Delay, but not to exceed $3,428.57 per business day of Tenant Delay plus (ii) the cost of additional General Conditions which are incurred to perform the Tenant Improvement Work as a result of a Tenant Delay, but not to exceed $2,000 per business day of Tenant Delay, plus (iii) any other costs (i.e., other than General Conditions) over and above such cost as would have been the aggregate cost to Landlord of completing the Base Building Work had there been no such Tenant Delay. For the purposes of this Article 4.6, "General Conditions" shall be defined as set forth on Exhibit
20. Except for the failure of Tenant to pay the Tenant Delay Payment, or such additional cost to Landlord pursuant to this Article 4.6 (subject to arbitration thereof), no Tenant Delay shall be a default of Tenant under this Lease provided however, that if the aggregate of such Tenant Delays exceed six (6) months, such event shall be deemed a default permitting Landlord to terminate the Lease pursuant to Article 21.

     4.7 Entry by Tenant Prior to Rent Commencement Date. Except as provided in Articles 3.1(b), 4.4(b) and (c) and this Article 4.7, Tenant shall have no right to enter any Portion of the Premises prior to Landlord's Work therein being Substantially Completed. With Landlord's prior written consent, which shall not be unreasonably withheld, conditioned or delayed, Tenant shall have the right to enter the Premises prior to the Rent Commencement Date, during normal business hours and without payment of rent, to perform such work or decoration as is to be performed by, or under the direction or control of, Tenant and as is otherwise in compliance with the terms of this Lease. Such right of entry shall be deemed a license from Landlord to Tenant, and any entry thereunder shall be at the risk of Tenant.

     4.8 Conclusiveness of Landlord's Performance. With respect to patent defects, other than Punch List Items, Tenant shall be conclusively deemed to have agreed that Landlord has performed all of its obligations under this
Article 4 with respect to each Portion of the Premises unless not later than the end of the second calendar month next beginning after the Rent Commencement Date in respect of such Portion of the Premises Tenant shall give Landlord written notice specifying the respects in which Landlord has not performed any such obligation. Notwithstanding the foregoing, Landlord covenants to Tenant that, during the period expiring as of the Warranty Expiration Date, as hereinafter defined, all Landlord's Work will be free from, and that it shall, at Landlord's expense promptly upon written notice thereof, correct any defects in workmanship and materials. Tenant shall be conclusively deemed to have agreed that Landlord has performed all of its obligations under this Article 4 (and Tenant shall be deemed to have waived any claim which it has under the foregoing warranty) unless, not later than the date ("Warranty Expiration Date") eleven (11) months from the day ("Warranty Commencement Date") Landlord's Work is Substantially Completed, Tenant shall have given written notice to Landlord specifying the respects in which Landlord has not performed any such obligation. Notwithstanding the foregoing, with respect to Punch List Items which is not complete on the Warranty Commencement Date, the Warranty Expiration Date shall be the date eleven (11) months from the day such work is, in fact, completed. If latent defects in any portion of the Tenant Improvement Work are discovered by Tenant after the Warranty Expiration Date with respect to such portion of the Tenant Improvement Work, Landlord shall assign to Tenant Landlord's rights against Beacon-Skanska under Landlord's contract to the extent necessary to enable Tenant to remedy such latent defect.

     4.9 Tenant Payments of Construction Cost. Landlord shall have the same rights and remedies which Landlord has upon the nonpayment of Rent for nonpayment of any amounts, subject to arbitration thereof, which Tenant is required to pay to Landlord or Landlord's contractor in connection with the Tenant Improvement Work (including, without limitation, any amounts which Tenant is required to pay in accordance with Articles 4.4, 4.5 and 4.6 hereof) or in connection with any construction in the Premises performed for Tenant by Landlord, Landlord's contractor or any other person, firm or entity after the Rent Commencement Date.

5.   USE OF PREMISES

     5.1 Permitted Use. Tenant shall not during the term hereof occupy and use the Premises for any purposes other than as stated in Exhibit 1. Utility areas (whether or not a part of the Premises) shall be used only for their intended purpose. Subject to the other terms and provisions of this Lease, Tenant shall be permitted to install and operate the fitness center equipment and the kitchen equipment shown on Tenant's final approved plans (which approval shall not be unreasonably withheld), provided that, and so long as, the same is maintained in good operating condition. The kitchen equipment and fitness center in the Premises may be used only for the purposes of serving Tenant's employees and individuals who are on the Premises for the purpose of conducting business with Tenant, permitted assignees and subtenants of Tenant and the family members of employees thereof ("Permitted Users"). Tenant agrees to institute such reasonable measures as may be required from time to time by Landlord, including, without limitation, a card control system or other system reasonably acceptable to Landlord to monitor the use of such facilities so as to limit, to the maximum extent possible, such use to the Permitted Users.

     5.2 Prohibited Uses. Notwithstanding any other provision of this Lease, Tenant shall not use, or suffer or permit the use or occupancy of, or suffer or permit anything to be done in or anything (including, without limitation, any materials used by Tenant to perform the Tenant's Work) to be brought into or kept in or about the Premises, the Building, the Complex or any part thereof (the parties hereby agreeing that Tenant shall not be considered to have suffered or permitted an action or omission occurring outside of the Premises unless such action or omission was taken by Tenant or those for whom Tenant is legally responsible): (i) which would violate any of the covenants, agreements, terms, provisions and conditions of this Lease, (ii) for any unlawful purposes or in any unlawful manner; (iii) which, in the reasonable judgment of Landlord shall in any way (a) materially adversely impair the exterior appearance of the Building or the Complex; or (b) materially adversely impair, interfere with or otherwise diminish the quality of any of the Building services or the heating, cleaning, air conditioning or other servicing of the Building or Premises, or with the use or occupancy of any of the other areas of the Building or the Complex, or occasion material adverse interruption to the quiet enjoyment of, or injury or damage to any occupants of the Premises or other tenants or occupants of the Building or the Complex; or (iv) which is materially inconsistent with the maintenance of the Building and/or the Complex as facilities comparable to first-class office/research and development buildings in the Market Area, as hereinafter defined, in the quality of their maintenance, use, or occupancy. For the purposes of the Lease, the "Market Area" shall be defined as East Cambridge, Massachusetts. Any disputes between Landlord and Tenant arising under this Article 5.2 shall be submitted to arbitration in accordance with Article 29.5.

     5.3 Licenses and Permits. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business (as opposed to general office use, the licenses and permits for which shall be the responsibility of Landlord), and if the failure to secure such license or permit would in any way adversely affect Landlord, the Premises, the Building, the Complex or Tenant's ability to perform any of its obligations under this Lease, Tenant, at Tenant's expense, shall duly procure and thereafter maintain such license and submit the same to inspection by Landlord. Tenant, at Tenant's expense, shall at all times comply with the terms and conditions of each such license or permit.

6.   RENT

          (a) In General. Except as otherwise expressly herein provided, during the term of this Lease the Yearly Rent, at the rate stated in Exhibit 1, Tax Excess, and Operating Expense Excess together with Parking Rent (collectively, "Rent") shall be payable by Tenant to Landlord by monthly payments, as stated in
Exhibit 1, in advance and without demand on the first day of each month for and in respect of such month. Tenant's obligation to pay the Rent in respect of each Portion of the Premises shall commence to accrue as of the Rent Commencement Date for each respective Portion of the Premises. If, by reason of any provisions of this Lease, the Rent shall commence or terminate on any day other than the first day of a calendar month, the Rent for such calendar month shall be prorated. The Rent shall be payable to Landlord or, if Landlord shall so direct in writing, to Landlord's agent or nominee, in lawful money of the United States which shall be legal tender for payment of all debts and dues, public and private, at the time of payment, at the office of the Landlord or such place as Landlord may designate, and the Rent and other charges in all circumstances shall be payable without any setoff or deduction whatsoever, except as otherwise expressly provided herein and only to that extent. Rent and any other sums due hereunder not paid within ten (10) days after the date due shall bear interest for each month or fraction thereof from the due date until paid computed at the annual rate of two percentage points over the so-called prime rate then currently from time to time published in the WALL STREET JOURNAL, (or if the WALL STREET JOURNAL ceases to publish a prime rate, then the prime rate charged to its most favored corporate customers by the largest national bank (N.A.) located in the City of Boston), or at any applicable lesser maximum legally permissible rate for debts of this nature ("Lease Rate"), provided however, that with respect to other than the monthly installments of Rent, as defined in the first sentence of this Article 6(a), such interest shall cease with respect to the period between the date thirty (30) days after the due date with respect to such payment and the date that Landlord gives Tenant written notice that such interest will be accruing until such payment is made.

          (b) Construction Rent. Commencing as of the Rent Commencement Date in respect of Portion 2-6 (if the Rent Commencement Date in respect of Portion 2-6 is the first day of a calendar month, or otherwise on the first day of the calendar month next following such Rent Commencement Date), and continuing on the first day of each month thereafter throughout the term of the Lease, Tenant shall pay to Landlord, as additional rent, Construction Rent, as hereinafter defined, based upon the Landlord's Additional Contribution. Tenant's monthly payments of Construction Rent shall be equal to the amount of equal monthly payments of principal and interest which would be necessary to repay a loan in the amount of Landlord's Additional Contribution, together with interest at the rate of ten percent (10%) per annum, on a level direct reduction, level payments of principle and interest, basis over a term equal to the initial term of the Lease. Monthly payments of Construction Rent shall be payable at the same time and in the same manner as Yearly Rent is payable under the Lease. Tenant shall have the right at any time to prepay, without penalty or fees, Construction Rent by paying to Landlord the entire unamortized balance of Landlord's Additional Contribution. Upon such prepayment, Tenant shall have no further obligation to pay Construction Rent. Except as expressly set forth in this Paragraph (b), Construction Rent shall not be abated or reduced for any reason whatsoever (including, without limitation, untenantability of the Premises or termination of the Lease). Without limiting the foregoing, the rent abatement provisions of Articles 8.8, 15.6, 18 and 20 of the Lease shall not apply to Construction Rent. Since the payment of Construction Rent represents a reimbursement to Landlord of costs which Landlord will incur in connection with the construction of the Premises, if there is any default of any of Tenant's obligations under the Lease (including, without limitation, its obligation to pay Construction Rent) or if the term of this Lease is terminated for any reason whatsoever prior to the termination of the term of the Lease, Tenant shall pay to Landlord, immediately upon demand, the unamortized principal balance of Landlord's Additional Contribution. Tenant's obligation to pay the unamortized principal balance of Landlord's Additional Contribution shall be in addition to all other rights and remedies which Landlord has based upon any default of Tenant under the Lease, and Tenant shall not be entitled to any credit or reduction in such payment based upon amounts collected by Landlord from reletting the premises after the default of Tenant. Notwithstanding anything to the contrary herein contained, Tenant shall be relieved of its obligation to pay Construction Rent in the following circumstances: (i) from and after the termination of the term of this Lease, if the Lease is terminated due to a default of Landlord under the Lease; or (ii) from and after the termination of the term of this Lease, if the Lease is terminated on account of a fire or other casualty. In addition, if Landlord receives rental interruption insurance proceeds covering the Construction Rent payable by Tenant hereunder, in the event of a fire or other casualty where the Lease is not terminated, Tenant shall be entitled to a credit against its obligation to pay Construction Rent to the extent such Construction Rent is covered by such insurance proceeds.

          (c) Rentable Area. Landlord and Tenant acknowledge the Total Rentable Area of the Premises and the Building have been determined pursuant to the Measurement Standards set forth in Exhibit 11, and the parties hereby agree that the figures set forth in Exhibit 1 with respect to the Building and the Premises shall be conclusive and binding on Landlord and Tenant. Landlord represents and warrants to Tenant that the Total Rentable Area of the other buildings in the Complex have been determined pursuant to the Measurement Standards set forth in
Exhibit 11 and Landlord and Tenant acknowledge that the figure set forth in
Exhibit 1 for the Total Rentable Area of the Complex does not include the floor area of the building known as 549 Technology Square, as that building is currently vacant. The Total Rentable Area of the Complex shall not include the floor area of Building 549 unless and until: (i) all or any portion of Building 549 is actually occupied (other than for construction) continuously for at least six (6) months, in which case the Total Rentable Area of the Complex shall include the floor area of Building 549 as of the date such occupancy commenced and thereafter throughout the time of such occupancy, or (ii) if Landlord executes a lease with respect to all or any portion of Building 549 with a term of two (2) years or more, in which case the Total Rentable Area of the Complex shall thereafter include the floor area of Building 549 as of the commencement of occupancy of Building 549 by such tenant; provided however, that upon the demolition of Building 549, the Total Rentable Area of Building 549 shall thereafter be excluded from the Total Rentable Area of the Complex. In the event that Landlord alters any of the buildings in, or adds other buildings to, the Complex, the Total Rentable Area of any such buildings shall be calculated in accordance with the Measurement Standards attached hereto as Exhibit 11, and shall be included in the Total Rentable Area of the Complex when first occupied. Landlord shall, in connection with renovation or alteration of any of the buildings in the Complex that changes the Total Rentable Area of such building, and in connection with construction of any new rentable area in the Complex, represent to Tenant in writing ("Expansion Notice") as to the size of such rentable area. The Expansion Notice shall be conclusive and binding on Tenant unless, within thirty (30) days after Tenant's receipt of such Expansion Notice, Tenant gives Landlord written notice ("Area Objection Notice") objecting thereto. Any Area Objection Notice shall set forth with specificity Tenant's objections to the Expansion Notice. Landlord shall make available to Tenant, for Tenant's review, at Landlord's architect's office during business hours and upon reasonable notice, the plans and calculations on which the Expansion Notice is based.

Any dispute as to a change in the Total Rentable Area of the Complex shall be submitted to arbitration in accordance with Article 29.5. Notwithstanding anything to the contrary herein or in the Lease contained, Tenant's sole right and remedy against Landlord based upon any inaccuracy of the representations by Landlord under this Article 6(c) shall be limited to claims that Tenant overpaid Tax Excess and/or Operating Expense Excess based on inaccurate square footage (i.e., affecting the calculation of Tenant's Complex Operating Cost Percentage). If Tenant fails to assert such claim in writing in respect of any Operating Year to Landlord on or before the date three (3) years after the end of the Operating Year in question, then Tenant shall be conclusively deemed to have waived its right to assert its claim against Landlord in all circumstances.

7.   HAZARDOUS MATERIALS

     Landlord and Tenant agree as follows with respect to the existence or use of "Hazardous Material" in or on the Premises.

          (a) Tenant, at its sole cost and expense, shall comply with all laws, statutes, ordinances, orders, rules and regulations of any local, state or federal governmental authority having jurisdiction concerning environmental, health and safety matters (collectively, "Environmental Laws") applicable to the activities of Tenant and those for whom Tenant is legally responsible, including, but not limited to, any disposal of or discharge into the air, surface, water, sewers, soil or groundwater of any Hazardous Material (as defined in Article 7(c)), whether within or outside the Premises, within the Complex. Tenant shall have the right, in good faith, to contest the applicability or requirements as applicable to Tenant of any such Environmental Laws, provided that Tenant furnishes security which, in Landlord's reasonable judgment, is sufficient to cover any risk of delayed compliance to the operation, safety or value of the Complex. Notwithstanding the foregoing, nothing contained in this Lease requires, or shall be construed to require, Tenant to incur any liability related to or arising from environmental conditions for which the Landlord is responsible pursuant to the terms of this Lease, which existed prior to Tenant's occupancy of the Premises, which result from the acts or negligence of Landlord, its agents, contractors or employees, or which result from the acts of other tenants.

          (b) Tenant shall not cause or knowingly permit any Hazardous Material to be brought upon, kept or used in or about the Premises or otherwise in the Complex by Tenant, or those for whom Tenant is legally responsible, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed, except for Hazardous Materials which are typically used in the operation of offices provided that the same shall at all times be brought upon, kept or used in accordance with all applicable Environmental Laws. Notwithstanding the foregoing, with respect to any of Tenant's Hazardous Material which Tenant does not properly handle, store or dispose of in compliance with all applicable Environmental Laws, Tenant shall, upon written notice from Landlord, no longer have the right to bring such material into the buildings or the Complex until Tenant has demonstrated, to

Landlord's reasonable satisfaction, that Tenant has implemented programs to thereafter properly handle, store or dispose of such material.

          (c) As used herein, the term "Hazardous Material" means any hazardous, radioactive or toxic substance, material or waste (including medical waste or so-called "biohazard" materials) or petroleum derivative which is or becomes regulated by any Environmental Law. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) designated as a "hazardous substance" pursuant to Section 1311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317), (ii) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. (42 U.S.C. Section 6903), (iii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. (42 U.S.C. Section 9601) or (iv) defined as "hazardous substance" or "oil" under Chapter 21E of the General Laws of Massachusetts, and "Environmental Laws" include, without limitation, the laws listed in the preceding clauses (i) through (iv).

          (d) Any increase in the premium for necessary insurance on the Premises or the Complex which arises from Tenant's use and/or storage of these Hazardous Materials shall be solely at Tenant's expense. Tenant shall procure and maintain at its sole expense such additional insurance as may be necessary to comply with any requirement of any Federal, State or local government agency with jurisdiction for such use and/or storage.

          (e) Tenant hereby covenants and agrees to indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (collectively "Losses") which Landlord may suffer arising out of contamination of real estate, the Complex or other property not a part of the Premises, which contamination arises as a result of: (i) the presence of Hazardous Material in the Premises, the presence of which is caused or knowingly permitted by Tenant or those for whom Tenant is legally responsible, or (ii) from a breach by Tenant of its obligations under the first two sentences of Article 7(b). This indemnification of Landlord by Tenant includes, without limitation, reasonable costs incurred in connection with any investigation of site conditions to the extent required by any Environmental Laws or any cleanup, remedial, removal or restoration work to the extent required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises based upon the circumstances identified in the first sentence of this Article 7(e). The indemnification and hold harmless obligations of Tenant under this Article 7(e) shall survive any termination of this Lease as to claims based upon events which occurred prior to the later of (i) such termination or (ii) the date Tenant or anyone for whom Tenant is legally responsible vacates the Premises. Without limiting the foregoing, to the extent the presence of any Hazardous Material in the buildings or otherwise in the Complex is caused or knowingly permitted by Tenant results in any contamination of the Premises, Tenant shall, subject to Tenant's right to contest the same as set forth in Article 7(a), promptly take all actions at its sole expense as are necessary to return the Premises to a condition which complies with all Environmental Laws; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions, in Landlord's reasonable discretion, would not potentially have any materially adverse long-term or short-term effect on the Premises, and, in any event, Landlord shall not withhold its approval of any proposed actions which are required by applicable Environmental Laws.

          (f) To the best of Landlord's knowledge, except as set forth in the Phase I Environmental Site Assessment Report referenced in Exhibit 7 attached hereto, no Hazardous Materials exist in the Premises, the Building, or the Complex. Landlord agrees that neither Landlord, nor its agents, employees or contractors, shall cause or permit any Hazardous Materials (other than materials which are typically used in the operation of offices) to be brought upon, kept, or used in or about the Complex, but Landlord shall not be liable for any such Hazardous Materials brought upon, kept or used in or about the Complex by others.

          (g) Landlord hereby covenants and agrees to indemnify, defend and hold Tenant harmless from any Losses which Tenant may suffer from any breach by Landlord of its representations or agreements under Article 7(f) above provided that Landlord shall have no liability to Tenant in the event of a breach by another tenant of the Complex of its obligations with respect to Hazardous Materials other than to use reasonable efforts to cause such tenant, without cost to Tenant, to remove such Hazardous Materials from the Complex if, at the time, and in the manner, required by Environmental Laws. The indemnification and hold harmless provisions of this Article 7(g) shall survive any termination of this Lease.

8.   SERVICES FURNISHED BY LANDLORD

     8.1  Electric Current.

          (a) The parties acknowledge and agree that the consumption of electricity for outlet plug use, lights and supplemental HVAC in the Premises will be measured by a separate meter, which shall be installed by Landlord as part of the Tenant Improvement Work, and maintained by Tenant, provided that electricity for the operation of the non-metered (i.e., Base Building) HVAC system serving the Premises and the Building and parking lot lighting in the Complex shall not be connected to such meter. Tenant shall contract and pay for the entire cost of the metered electric current directly with the responsible utility.

          (b) Landlord shall permit its risers, conduits and feeders to the extent available, suitable and safely capable, to be used for the purpose of enabling Tenant to purchase and obtain electric current directly from such company. Nothing contained in this clause (b) shall be deemed to relieve Landlord of its obligations under Article 8.7 to maintain the electrical system serving the Building.

          (c) If Tenant shall require electric current for use in the Premises in excess of the capacity set forth in Exhibit 4 and if (i) in Landlord's reasonable judgment, Landlord's facilities are inadequate for such excess requirements or (ii) such excess use shall result in a material additional burden on the Building air conditioning system and additional cost to Landlord on account thereof, then Landlord, at the sole cost and expense of Tenant, shall have the right to furnish and install such additional wire, conduits, feeders, switchboards and appurtenances as reasonably may be required to supply such additional requirements of Tenant if current therefor is or can be available to Landlord, provided that the same shall be permitted by applicable laws and insurance regulations and shall not cause damage to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs or materially interfere with the quiet enjoyment of the other tenants or occupants of the Building.

          (d) Landlord, at Tenant's expense and upon Tenant's request, shall purchase and install all replacement lamps of types generally commercially available (including, but not limited to, incandescent and fluorescent) used in the Premises.

          (e)  Subject to Tenant's rights under Paragraphs (b), (c) and (d) of
Article 8.8, Landlord shall not in any way be liable or responsible to Tenant for any loss, damage or expense which Tenant may sustain or incur if the quantity, character, or supply of electrical energy is changed or is no longer available or suitable for Tenant's requirements. Notwithstanding the foregoing, in the event that Landlord modifies the electrical system serving the Premises or said electrical system is damaged by the negligent act or omission of Landlord or Landlord's contractors, agents or employees, and if such modification or damage materially adversely affects the electric service provided to the Premises, then, provided that Landlord fails to cure such condition within seven (7) days of Tenant's notice to Landlord advising Landlord of such condition, Rent, as defined in the first sentence of Article 6(a), shall thereafter be equitably abated until the day such condition is completely corrected.

          (f) Tenant agrees that it shall not overload the electrical capacity of the Premises as set forth in Exhibit 4.

     8.2 Water. Landlord shall furnish hot and cold water for lavatory purposes in the common lavatories and cold water for ordinary office purposes and for cleaning, toilet, drinking and kitchen purposes and for the cafeteria, showers and fitness center within the Premises. Landlord shall have the right at any time during the Term, to install a water meter to measure the consumption of water used in the cafeteria, showers and fitness center or other non-standard uses by Tenant, provided that Landlord also separately meters water for similar uses by other tenants of the Building/Complex. If Landlord elects to install such meter for said purposes, Landlord shall pay the cost of the meter and the cost of installation thereof and shall keep said meter and installation equipment in good working order and repair. Tenant agrees to pay for water consumed, as shown on said meter, together with the sewer charge based on said meter charges, within thirty (30) days after receipt of Landlord's bill therefor, and on default in making such payment Landlord may pay such charges and collect the same from Tenant.

     8.3 Heat and Cleaning. Landlord at its expense shall: (i) furnish heat to the Premises by means of the system described in Article 8.4 during the normal heating season and as normal seasonal changes may require on Mondays through Fridays, excepting legal holidays, from 8:00 a.m. to 6:00 p.m. and on Saturdays, excepting legal holidays, from 8:00 a.m. to 1:00 p.m. (called "business days") and (ii) cause the office areas of the Premises to be cleaned on business days after 5:30 p.m. (except on Saturdays) in accordance with the cleaning standards attached as Exhibit 5, unless such offices are kept in gross disorder by Tenant.

     8.3A Tenant's Election to Perform Premises Cleaning. Landlord and Tenant acknowledge that a portion of the Yearly Rent (i.e., $.65 per square foot of Total Rentable Area) is allocable to the initial cost of providing cleaning services to the Premises, as such services are described in Exhibit 5. Tenant shall have the right, with or without cause and at any time during the term of this Lease, to contract independently with a cleaning contractor selected by Tenant and approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed for the cleaning of the Premises, provided that the cleaning by Tenant's contractor shall be performed to at least the level of services set forth in Exhibit 5. Tenant shall give Landlord at least thirty (30) days prior written notice of Tenant's election. If Tenant elects to contract independently, then, beginning with the effective date of the institution of such services (which effective date shall be no less than thirty (30) days after the date of Tenant's notice), the Yearly Rent shall be reduced on a per rentable square foot basis (i.e., $.65 per square foot of Total Rentable Area), the Building Operating Cost Base shall thereafter be reduced by $.65 per square foot of Total Rentable Area and Building Operating Costs for all calendar years from and after such effective date shall not include the cost of such cleaning services assumed by Tenant.

     8.4 Air Conditioning. Landlord shall furnish to and distribute in the Premises air conditioning as normal seasonal changes may require on business days during the hours as aforesaid in Article 8.3. Heat and air conditioning shall be provided through a system which is designed and built in accordance with the Base Buildings specifications set forth on Exhibit 4, and Landlord shall maintain such system throughout the term of this Lease so as to achieve the following: the air conditioning system referred to in this Article 8.4 shall be capable of providing 75(degree) F dry bulb and 50% of relative humidity with outside conditions of 91(degree) F dry bulb and 73(degree) F wet bulb. Tenant agrees to use reasonable efforts to lower and close the blinds or drapes when necessary because of the sun's position, whenever the air conditioning system is in operation; provided, however, that Tenant's failure to comply with the foregoing shall not be a default hereunder. Tenant further agrees to cooperate fully with Landlord with regard to, and to abide by all the Rules and Regulations (as defined in Article 17.1) which Landlord may prescribe for the proper functioning and protection of the air conditioning system.

     8.5  Additional Heat, Cleaning and Air Conditioning Services.

          (a) Landlord will use reasonable efforts upon reasonable advance written notice from Tenant of its requirements in that regard, to furnish additional heat, cleaning to the Premises on days and at times other than as above provided ("the Overtime Hours"). Tenant shall have the right, through the control system to be installed as part of the Tenant Improvement Work, to furnish additional heat and air conditioning to the Premises during Overtime Hours.

          (b) Tenant will pay to Landlord a charge which, as of the Rent Commencement Date in respect of Portion 2-6, shall be equal to $65.25 per hour (the "Overtime HVAC Charge"), for any such additional heat or air conditioning service required by Tenant for the Overtime Hours. The Overtime HVAC Charge shall only be increased in relation to the increase in actual costs incurred by Landlord in providing such additional heat and air conditioning service. In no event shall the Overtime HVAC Charge be increased more often than annually. Tenant shall also pay to Landlord a charge (which charge shall be the Landlord's actual incremental cost for providing such additional cleaning services resulting therefrom, but excluding profit) for any extra cleaning of the Premises required because of the gross carelessness of Tenant and, if requested by Tenant, for any cleaning beyond the requirements of Exhibit 5, or any cleaning of any portions of the Premises which may be used for storage, shipping room or other non-office purposes. If the cost to Landlord for cleaning the Premises shall be increased due to the installation in the Premises, by Tenant or at Tenant's request, of any materials or finish other than as set forth in
Exhibit 5, Tenant shall pay to Landlord an amount equal to such increase in cost. Landlord shall, upon Tenant's written request made at the time that Landlord approves Tenant's plans pursuant to Article 4.3, advise Tenant as to whether any materials or finishes shown on Tenant's plans will cause such an increase in cleaning.

     8.6 Additional Air Conditioning Equipment. In the event Tenant requires additional air conditioning (other than the air conditioning referred to in Section 8.4 above and any supplemental air conditioning that is part of Tenant's plans) for business machines, meeting rooms or other special purposes, or because of occupancy or excess electrical loads, Tenant may install, at its sole cost and expense, any additional air conditioning units, chillers, condensers, compressors, ducts, piping and other equipment, but only with the Landlord's prior written consent, which consent shall not be withheld, delayed or conditioned if, in Landlord's reasonable judgment, the same will not cause damage or injury to the Building or create a dangerous or hazardous condition or interfere with the use of the Building by other tenants. Tenant shall have the right, on a first come, first-served basis, to use any additional capacity in the Building's heating, ventilating and air conditioning system to the extent that such capacity is then available. Notwithstanding anything in this Lease to the contrary, Landlord shall not be responsible for performing or paying for the repair and maintenance of, or the replacement of, such additional air conditioning equipment, unless, subject to Article 19, any such repair, maintenance or replacement is necessitated by the negligence or willful misconduct of Landlord or those for whom Landlord is legally responsible.

     8.7 Repairs. Except as otherwise provided in Articles 18 and 20, Landlord shall keep and maintain the roof, exterior walls, exterior windows, structure (including floor slabs and columns), elevators, public stairways, common lobbies and corridors, lavatories, equipment (including, without limitation, sanitary, electrical, heating, ventilation, air conditioning, or other systems) and the common facilities of the Premises, the Building and the Complex, including, without limitation, all parking area lighting, signage and sewer facilities, in good operating condition and repair, and shall maintain all lawns and planted areas in the Complex and keep in good repair and condition all surfaced roadways, walks, and parking and loading areas which Tenant has a right to use under this Lease, and shall keep the same clear and free of snow and ice as necessary.

     8.8  Interruption or Curtailment of Services.

          (a) When necessary by reason of accident or emergency, or, subject to the terms of Article 10, for repairs, alterations, replacements or improvements to the Premises and/or the Complex which in the reasonable judgment of Landlord are desirable or necessary to be made, or of difficulty or inability in securing supplies or labor, or of strikes, or of any other cause beyond the reasonable control of Landlord, until said cause has been removed, Landlord reserves the right to interrupt, curtail, stop or suspend (i) the furnishing of heating, elevator, air conditioning, and cleaning services and (ii) the operation of the plumbing and electric systems. Landlord shall use its best efforts to secure alternative means of providing such services including, without limitation, electric current, or otherwise minimize or eliminate the cause of any such interruption, curtailment, stoppage or suspension, but, subject to Paragraphs
(b) and (c) of this Article 8.8, there shall be no diminution or abatement of Yearly Rent or other compensation due from Tenant to Landlord hereunder, nor shall this Lease be affected or any of the Tenant's obligations hereunder reduced, and the Landlord shall have no responsibility or liability for any such interruption, curtailment, stoppage, or suspension of services or systems. Landlord shall, except in an emergency or accident, give Tenant advance notice of any interruption in Building services.

          (b) Notwithstanding anything to the contrary in this Lease contained, if the Premises shall lack any service which Landlord is required to provide hereunder or electric current (thereby rendering the Premises or a portion thereof untenantable) so that, for the Landlord Service Interruption Cure Period, as hereinafter defined, the continued operation in the ordinary course of Tenant's business is materially adversely affected and if Tenant ceases to use the affected portion of the Premises during the period of untenantability as the direct result of such lack of service, then, provided that Tenant ceases to use the affected portion of the Premises during the entirety of the Landlord Service Interruption Cure Period and that such untenantability and Landlord's inability to cure such condition is not caused by the fault or neglect of Tenant or Tenant's agents, employees or contractors, Rent shall thereafter be abated in proportion to such untenantability and its impact on Tenant's use of the Premises and the Parking Areas until the day such condition is completely corrected.

          For the purposes hereof, the "Landlord Service Interruption Cure Period" shall be defined as five (5) consecutive business days after Landlord's receipt of written notice from Tenant of the condition causing untenantability in the Premises, provided however, that the Landlord Service Interruption Cure Period shall be ten (10) consecutive business days after Landlord's receipt of written notice from Tenant of such condition causing untenantability in the Premises if either the condition was caused by causes beyond Landlord's control or Landlord is unable to cure such condition as the result of causes beyond Landlord's control.

          (c) Notwithstanding anything to the contrary in this Lease contained, in the event that the Premises lack any service which Landlord is required to provide hereunder or electric current, thereby rendering the Premises or any material portion thereof untenantable, the untenantability of which substantially adversely affects the continued operation in the ordinary course of Tenant's business, and (i) if such untenantability continues for one hundred eighty (180) consecutive days after Landlord's receipt of written notice of such condition from Tenant, and (ii) such untenantability is not caused by the fault or neglect of Tenant, or Tenant's agents, employees, or contractors, then, provided that Tenant ceases to use the affected portion of the Premises during the entire period of such untenantability, Tenant shall have the right to terminate this Lease as to either the entire Premises or the affected portion of the Premises. Tenant may exercise such termination right by giving Landlord a written notice after such one hundred eighty (180) day period. If Landlord fails to cure such condition within ten (10) days after its receipt of such notice, then this Lease as to either the entire Premises or the affected portion of the Premises, if Tenant so elects in such termination notice, shall terminate at the expiration of said ten (10) day period.

          (d) If pursuant to this Article 8.8, Tenant terminates this Lease as to only a portion of the Premises, Rent shall be equitably adjusted to account for the decrease in space.

          (e) The provisions of Paragraphs (b), (c) and (d) of this Article 8.8 shall not apply in the event of untenantability caused by fire or other casualty, or taking (see Articles 18 and 20).

     8.9  Energy Conservation. Notwithstanding anything to the contrary in this
Article 8 or in this Lease contained, Landlord may institute, and Tenant shall comply with, such reasonable policies, programs and measures as may be reasonably necessary, required, or expedient for the conservation and/or preservation of energy or energy services to the Premises, provided however, that Landlord does not, by reason of such policies, programs and measures, reduce the level of energy or energy services being provided to the Premises below the level of energy or energy services then being provided in comparably aged, first-class office buildings in the Market Area (Landlord hereby agreeing that, for the purposes of this Article 8.9, the Building will, as of the Rent Commencement Date in respect of Portion 2-6, be treated as a new building), or as may be necessary or required to comply with applicable codes, rules regulations or standards.

     8.10 Miscellaneous. Other than air conditioning, all services provided by Landlord to Tenant are based upon an assumed maximum Premises population of one person per one hundred fifty (150) square feet of Total Rentable Area, which limit Tenant shall in no event exceed, provided however, that such limit shall only apply to permanent office residents (i.e., such limits shall not be applicable with respect to individuals within the Premises for the purpose of meetings, etc.).

     8.11 Security and Access. Without making any warranty or guaranty as to the effectiveness of its efforts hereunder, Landlord agrees that the Building shall have the security services set forth on Exhibit 14, attached hereto. If Tenant desires additional security services, then Tenant shall have the right, at Tenant's sole cost and expense, to contract for such additional services, Landlord shall cooperate with Tenant, at no cost to Landlord, to arrange for such additional services. Tenant shall have access, subject to the reasonable requirements of Landlord's security program for the Building and the Complex, to the Premises twenty-four (24) hours per day, seven (7) days per week, during the term of this Lease.

     8.12 Disputes. Any disputes arising under this Article 8 shall, at the election of either party, be submitted to arbitration in accordance with Article 29.5, provided however, that Landlord shall have the right to perform or take any actions which Landlord is entitled to take under this Lease and that the only issues which may be submitted to arbitration are limited solely to Tenant's rent abatement and termination rights and whether Tenant is obligated to pay for the cost of the actions so taken by Landlord.

9.   ESCALATION

     9.1 Definitions. As used in this Article 9, the words and terms which follow mean and include the following:

          (a) "Operating Year" shall mean a calendar year in which occurs any part of the term of this Lease.

          (b) "Building Operating Cost Base" and "Complex Operating Cost Base" shall be determined as stated in Exhibit 1. Notwithstanding the foregoing, if at any time during the term of this Lease, a category of Building Operating Costs or Complex Operating Costs ("New Category") is included for an Operating Year after calendar year 1999 ("Base Year"), which New Category is not set forth in the initial Operating Cost Categories defined in Exhibit 16, then, prior to determining Operating Expense Excess for the Operating Year in which the New Category is first included, and each Operating Year thereafter for so long as such New Category is included, the Building Operating Cost Base and/or the Complex Operating Cost Base, as the case may be, shall be appropriately adjusted to reflect what would have been the cost of such New Category in the Base Year, adjusted to reflect 95% occupancy for a full Operating Year.

          (c) "Tenant's Building Operating Cost Percentage", "Tenant's Complex Operating Cost Percentage," and "Tenant's Building Tax Percentage," shall be determined as stated in Exhibit 1. Notwithstanding the foregoing, if the Total Rentable Area of the Premises, the Building, or the Complex changes, the various percentages shall be appropriately adjusted.

          (d)  "Taxes":

               (d1) "Building Taxes" shall mean the real estate taxes and other taxes, levies and assessments imposed upon the Building and that portion of the land of the Complex comprised of the Building's footprint and an area surrounding the Building as shown on Exhibit 19, and upon any personal property of Landlord used in the operation of the Building, or on Landlord's interest in the Building or such personal property (provided that to the extent such taxes, levies, and assessments are also allocable to property other than the Building, such amounts shall be equitably allocated among all real estate which is so jointly assessed); governmental charges, fees and assessments for transit, housing, police, fire or other governmental services or purported benefits to the Building; governmental service or user payments in lieu of taxes; and any and all other taxes, levies, betterments, assessments and charges arising from the ownership, leasing, operating, use or occupancy of the Building or based upon rentals derived therefrom, which are or shall be imposed by federal, state, county, municipal or other governmental authorities. The definition of Building Taxes is subject to the provisions of Article 9.1(d4)

               (d2) "Land" shall mean all of the land of the Complex, excluding, however, the land on which the Garage and all other parking areas are located and the portions of land under each building in the Complex (but not Building 549, except as hereinafter provided) and an area surrounding each such building as shown on Exhibit 19. Real estate taxes with respect to such parking areas are included in the parking fees charged to users and real estate taxes attributable to the land comprised of the footprint and such perimeter area of such building in the Complex (but not Building 549, except as hereinafter provided) shall be allocated on a building-by-building basis. Until such time as the floor area of Building 549 is included in the Total Rentable Area of the Complex pursuant to
     Article 6(c), all of the buildings from time to time in the Complex shall share the cost of real estate taxes attributable to Building 549's footprint and the area surrounding Building 549 as shown on Exhibit 19. If at any time, however, the floor area of Building 549 is included in the Total Rentable Area of the Complex pursuant to Article 6(c), the real estate taxes attributable to the land comprised of Building 549's footprint and such Building 549 perimeter area shall be allocated in full to the tenant or tenants of Building 549.

               (d3) "Land Taxes" shall mean the real estate taxes and other taxes, levies and assessments imposed upon the Land, and upon any personal property of Landlord used in connection with the Land, or on Landlord's interest in the Land or such personal property (provided that to the extent such taxes, levies, and assessments are also allocable to property other than the Land, such amounts shall be equitably allocated among all real estate which is so jointly assessed); governmental charges, fees and assessments for transit, housing, police, fire or other governmental services or purported benefits to the Land; governmental service or user payments in lieu of taxes; and any and all other taxes, levies, betterments, assessments and charges arising from the ownership, leasing, operating, or use of the Land or based upon rentals derived therefrom, which are or shall be imposed by federal, state, county, municipal or other governmental authorities. The definition of Land Taxes is subject to the provisions of Article 9.1(d4).

               (d4) As of the Rent Commencement Date, neither Building Taxes nor Land Taxes shall include any franchise, rental, income or profit tax, capital levy or excise, provided, however, that any of the same and any other tax, excise, fee, levy, charge or assessment, however described, that may in the future be levied or assessed as a substitute for or an addition to, in whole or in part, any tax, levy or assessment which would otherwise constitute "Taxes," whether or not now customary or in the contemplation of the parties on the Rent Commencement Date of this Lease, shall constitute "Taxes," but only to the extent calculated as if the Complex were the only real estate owned by Landlord. "Taxes" shall also include reasonable expenses of tax abatement or other proceedings contesting assessments or levies. Notwithstanding anything to the contrary herein contained, with respect to betterments or other extraordinary or special assessments, Tenant's obligations shall apply only to the extent such assessments would be payable during and in respect of the term of the Lease if paid over the longest period permitted by law.

               (d5) Notwithstanding anything to the contrary herein contained, Taxes shall in no event include any voluntary payments made by Landlord.

          (e) "Building Tax Base" shall be the amount determined as set forth in Exhibit 1 and shall apply to a Tax Period of twelve (12) months. The Building Tax Base shall be reduced pro rata if and to the extent that the Tax Period contains fewer than twelve (12) months.

          (f) "Tax Period" shall be any fiscal/tax period in respect of which Taxes are due and payable to the appropriate governmental taxing authority (i.e., as mandated by the governmental taxing authority), any portion of which period occurs during the term of this Lease, the first such Tax Period being the one in which the Rent Commencement Date occurs. The parties acknowledge that as of the Term

Commencement Date, the Tax Period commences as of each July 1 and ends as of the following June 30.

          (g)  "Operating Costs":

               (g1) Definition of Building Operating Costs. "Building Operating Costs" shall mean all costs incurred and expenditures made by Landlord in the operation and management, for repair and replacements, cleaning and maintenance of the Building as determined under generally accepted accounting principles consistently applied , including, without limitation, vehicular and pedestrian passageways serving the Building, related equipment, facilities and appurtenances, and cooling and heating equipment

               (g2) Definition of Complex Operating Costs. "Complex Operating Costs" shall mean all costs incurred and expenditures made by Landlord for the benefit of all office tenants in the Complex (subject to Landlord's right to grant exclusive rights in accordance with Article 2.3(a)) in the operation and management, for repair and replacements, cleaning and maintenance of the Complex, exclusive of the Garage, the Building, and other buildings in the Complex, as determined under generally accepted accounting principles consistently applied and Land Taxes. Any expenses incurred by Landlord that can be allocated on a building-by-building basis shall be so allocated in accordance with Subparagraph (g3). To the extent that a cost included in Complex Operating Costs is also allocable to property other than the Complex, such cost shall be equitably allocated to each parcel of property which benefits from such cost.

               (g3) The allocation of costs and expenditures among the various buildings in the Complex shall be on the basis of the ratio of the Total Rentable Area of each building in the Complex to the Total Rentable Area of the Complex, unless such allocation would result in a disproportionate charge based upon the relative usage of the service on which such cost is based, in which case such allocation shall be based upon such relative usage. Building Operating Costs and Complex Operating Costs shall include, without limitation, those categories of "Specifically Included Operating Costs", as set forth below, but shall not include "Excluded Costs", as hereinafter defined.

               (g4) Definition of Excluded Costs. "Excluded Costs" shall be defined as:

                    (i) Mortgage charges, brokerage commissions, salaries of executives and owners not directly employed in the management/operation of the Complex, the cost of work done by Landlord for a particular tenant for which Landlord has the right to be reimbursed by such tenant, and, subject to Subparagraph (3) below, such portion of expenditures as are, under generally accepted accounting principles consistently applied, not properly currently chargeable against income.

                    (ii) Repairs or other work occasioned by fire, windstorm or other casualty or by the exercise of eminent domain, including any costs of repair within any deductible carried by Landlord under its casualty insurance and any uninsured losses.

                    (iii) Leasing commissions, attorneys' fees, accountants' fees, architects' fees, costs and disbursements and other expenses incurred in connection with negotiations or disputes with Tenant, other tenants, other occupants, or prospective tenants or occupants or associated with the enforcement of any leases or defenses of Landlord's title to or interest in the Complex or any part thereof.

                    (iv) Renovating or otherwise improving, decorating, painting or redecorating space for tenants or other occupants of the Complex.

                    (v) Landlord's cost of electricity and other services that are sold to tenants and for which Landlord is entitled to be reimbursed by tenants as an additional charge or rental over and above the basic rent, tax escalation, and operating expense escalation payable under Landlord's lease with such tenant.

                    (vi) Depreciation and amortization, except as provided in
          Article 9.1(g5).

                    (vii) Expenses in connection with services or other benefits of a type or to the extent which are not provided Tenant or the Premises but which are provided to another tenant or occupant.

                    (viii) Penalties or damages incurred due to violation by Landlord or any tenant of the terms and conditions of any lease.

                    (ix) Overhead and profit increment paid to subsidiaries or affiliates of Landlord for services on or to the Complex, to the extent only that the costs of such services exceed competitive costs of such services were they not so rendered by a subsidiary or affiliate. The provisions of this clause (ix) shall not apply to any management fees payable to Landlord's managing agent, which is governed by clause (xi) below.

                    (x) Interest on debt or amortization payments on any mortgage or mortgages (except to the extent that such payments are included in the Annual Charge-Off for a capital expenditure which is permitted to be included in Operating Costs in accordance with Article 9.1(g5)).

                    (xi) Landlord's general overhead, Tenant hereby acknowledging that Building Operating Costs shall include an allocation to the Building of a management fee for operation and management of the Complex which shall not exceed the market rate, taking into account the salaries, benefits and space costs of property management personnel separately reimbursable as a Building Operating Cost hereunder.

                    (xii) Any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord in the Building or the Complex.

                    (xiii) All items and services for which Tenant or any other tenant in the Complex is separately charged, reimburses Landlord or pays third persons or for which Landlord is reimbursed by any other party including, without limitation, reimbursements under insurance policies, and the net amount recovered by Landlord under any warranties.

                    (xiv) Advertising and promotional expenditures.

                    (xv) Any fines or penalties incurred due to violations by Landlord of any governmental rule or authority.

                    (xvi) Any costs incurred by Landlord in the event that the Building or the Complex does not comply with governmental rules in effect as of the Rent Commencement Date.

                    (xvii) Costs for sculpture, paintings or other objects of art.

                    (xviii) Wages, salaries, or other compensation paid to any executive employees of Landlord and/or Landlord's managing agent above the grade of senior property manager of the Complex, except that if any such employee performs a service which would have been performed by an outside consultant, the compensation paid to such employee for performing such service shall be included in Complex Operating Costs, to the extent only that the cost of such service does not exceed competitive cost of such service had such service been rendered by an outside consultant.

                    (xix) Repair and replacement costs in connection with defects in Landlord's Work which are incurred by Landlord prior to the third (3rd) anniversary of the initial Rent Commencement Date.

                    (xx) The cost of testing, remediation or removal, transportation or storage of "Hazardous Materials" (as defined in Article 7(c)) in the Building or in the Complex required by "Environmental Laws" (as defined in Article 7(a)), provided however, that with respect to the testing, remediation or removal of (i) any material or substance located in the Building or in the Complex on the Rent Commencement Date and which, as of the Rent Commencement Date, is not considered, as a matter of law, to be a Hazardous Material, but which is subsequently determined to be a Hazardous Material as a matter of law, and (ii) any material or substance located in the Building or in the Complex after the Rent Commencement Date and which, when placed in the Building or the Complex, was not considered, as a matter of law, to be a Hazardous Material, but which is subsequently determined to be a Hazardous Material as a matter of law, the costs thereof shall be included in Operating Expenses as and to the extent provided under Article 9.1(g5)(i) below.

                    (xxi) Payments under any ground lease.

                    (xxii) Charitable or political contributions.

                    (xxiii) Costs incurred in connection with the repair, maintenance, operation or management of the On-Site Parking Areas or the Off-Site Parking Areas, except for premiums for liability insurance allocable to the On-Site Parking Areas.

                    (xxiv) Expenditures that are, under generally accepted accounting principles consistently applied, of a capital nature, except to the extent provided in Subparagraph 9.1(g5) below; and

                    (xxv) Costs of subsidizing more than one (1) common cafeteria at the Complex.

               (g5) Capital Expenditures.

                    (i) CAPITAL ITEMS. If Landlord makes any capital expenditures or acquires a capital item, whether new or a replacement of a capital item which was worn out, has become obsolete, etc., (collectively called "Capital Expenditures"), then there shall be included in Building Operating Costs or Complex Operating Costs, as the case may be, for each Operating Year in which and after such capital expenditure is made the Annual Charge-

          Off of such capital expenditure. Notwithstanding the foregoing, with respect to such Capital Expenditure, the Annual Charge-Off of such Capital Expenditure, shall be included in Building Operating Costs or Complex Operating Costs, as the case may be, only:

                         1. if the capital item being acquired is required by a change in law after the Rent Commencement Date for the Portion of the Premises for which such Capital Expenditure is made, or

                         2. to the extent the capital item is reasonably projected to reduce Building Operating Costs or Complex Operating Costs, as the case may be, as and when such reductions are reasonably projected to occur.

                    (ii) ANNUAL CHARGE-OFF. "Annual Charge-Off" shall be defined as the annual amount of principal and interest payments which would be required to repay a loan ("Capital Loan") in equal monthly installments over the Useful Life, as hereinafter defined, of the capital item in question on a direct reduction, level payments of principle and interest, basis at an annual interest rate equal to the Capital Interest Rate, as hereinafter defined, where the initial principal balance is the cost of the capital item in question.

                    (iii) USEFUL LIFE. "Useful Life" shall be reasonably determined by Landlord in accordance with generally accepted accounting principles and practices in effect at the time of acquisition of the capital item.

                    (iv) CAPITAL INTEREST RATE. "Capital Interest Rate" shall be defined as an annual rate of either one percentage point over the AA Bond rate (Standard & Poor's corporate composite or, if unavailable, its equivalent) as reported in the financial press at the time the capital expenditure is made or, if the capital item is acquired through third-party financing, then the actual (including fluctuating) rate paid by Landlord in financing the acquisition of such capital item.

               (g6) Specifically Included Categories of Operating Costs. Subject to the Excluded Costs definition, the qualifications on reimbursable Building Operating Costs and Complex Operating Costs set forth in Articles 9.1(g1) 9.1(g2) and 9.1(g3), and except as otherwise expressly excluded from the definition of Building Operating Costs and Complex Operating Costs pursuant to the provisions of this Lease, Building Operating Costs and Complex Operating Costs shall include, but not be limited to, the following, provided that if such costs are attributable to the Building and to other buildings in the Complex, then such costs shall be equitably apportioned among the Building and such other buildings in accordance with
     Article 9.1(g3), and if such costs are attributable to common areas of the Complex and to other property which is not part of the

     Complex, then such costs shall be equitably apportioned among the Complex and such other property:

     REAL ESTATE TAXES: Land Taxes only, and not Building Taxes, as such terms are defined in Article 9.1(d).

     TAXES (other than real estate taxes): Sales, Federal Social Security, Unemployment and Old Age Taxes and contributions and State Unemployment taxes and contributions accruing to and paid by the Landlord on account of all employees of Landlord and/or Landlord's managing agent whose salaries are reimbursable by Tenant hereunder, but only to that extent. Taxes levied upon the net income of the Landlord and taxes withheld from employees shall not be included herein.

     WATER: All charges and rates connected with water supplied to the Premises and/or the Complex and related sewer use charges for normal office use and incidental uses, provided however, that in no event shall water for more than one (1) cafeteria to be opened by Landlord be in included in Complex Operating Costs.

     HEAT AND AIR CONDITIONING: All charges connected with heat and air conditioning supplied to the Premises and/or Complex.

     WAGES: Wages and cost of all employee benefits of all employees of the Landlord and/or Landlord's managing agent who are employed in, about or on account of the Premises and/or Complex provided that wages and costs for employees who also work on other properties shall be allocated to the Complex based upon the proportion of their time spent working on the Complex and then allocated to the Premises on a square foot basis.

     CLEANING: Subject to Article 8.3A, the cost of labor and material for cleaning the Premises, surrounding areaways and windows in the Premises and/or Complex, including, without limitation, the services listed on
     Exhibit 5.

     ELEVATOR MAINTENANCE: All expenses for or on account of the upkeep and maintenance of all elevators in the Premises, Building and/or the Complex (if any).

     ELECTRICITY: The cost of all electric current for the operation of any machine, appliance or device used for the operation of the Premises and the Building and/or Complex, including the cost of electric current for the elevators, lights, air conditioning and heating, but not including electric current which is to be paid for directly to the utility by each user/tenant in the Premises and/or Complex. (If and so long as Tenant is billed directly by the electric utility for its own consumption of electricity for lights and plugs as determined by its separate meter or by submeter, then Operating Costs shall include only public area electric current consumption and electricity for base building HVAC and not any demised Premises electric current consumption for lights and plugs.) Wherever separate metering is unlawful, prohibited by utility company regulation or tariff or is otherwise impracticable, relevant consumption figures for the purposes of this Article 9 shall be determined by fair and reasonable allocations and engineering estimates made by Landlord.

     INSURANCE: Fire, casualty, liability and such other insurance as may from time to time be reasonably required by lending institutions on first-class office buildings in the City or Town wherein the Building is located. To the extent that Landlord's general liability policy insures the Complex under one (1) policy, rather than individual policies on the buildings, then the premiums for such insurance shall be allocated among the buildings in the Complex on a per square foot basis.

     MISCELLANEOUS: All other expenses customarily incurred in connection with the operation and maintenance of first-class office buildings in the Market Area to the extent not otherwise excluded under this Lease.

     MANAGEMENT SPACE: Market rate rental costs associated with the Complex's management office.

     COMPLEX AMENITIES: The cost of operating any amenities in the Complex available to all tenants of the Complex including, without limitation, any cafeteria. The costs to be included in Operating Costs shall include any subsidy, including lower than market rate rent, provided by Landlord for or with respect to such amenity.

     9.2  Tax Excess.

          (a) IN GENERAL. Commencing as of the Rent Commencement Date, and continuing thereafter throughout the term of this Lease, if the Building Taxes in any Tax Period exceed the Building Tax Base, Tenant shall pay to Landlord Tenant's Building Tax Percentage of such excess, such amounts being hereinafter referred to as "Tax Excess." Tax Excess shall be due within thirty (30) days of Tenant's receipt of Landlord's bill therefor. In implementation and not in limitation of the foregoing, Tenant shall remit to Landlord pro rata monthly installments on account of projected Tax Excess, as reasonably calculated by Landlord on the basis of the most recent Tax data available. Landlord shall, within one hundred twenty (120) days after the end of each Tax Period, deliver to Tenant a reasonably detailed statement of the actual amount of Building Taxes for such Tax Period ("Tax Year End Statement"). If the total of such monthly remittances on account of any Tax Period is greater than the actual Tax Excess for such Tax Period, Tenant may credit the difference against the next installment of rental or other charges due to Landlord hereunder, except that if such difference is determined after the end of the term of this Lease, Landlord shall refund such difference to Tenant to the extent that such difference exceeds any amounts then due from Tenant to Landlord. If the total of such remittances is less than the actual Tax Excess for such Tax Period, Tenant shall pay the difference to Landlord within thirty
(30) days of Tenant's receipt of the bill.

          (b) TAX ABATEMENTS. Appropriate credit against Tax Excess shall be given for any refund obtained by reason of a reduction in any Taxes by the Assessors or the administrative, judicial or other governmental agency responsible therefor. The original computations, as well as reimbursement or payments of additional charges, if any, or allowances, if any, under the provisions of this Article 9.2 shall be based on the original assessed valuations with adjustments to be made at a later date when the tax refund, if any, shall be paid to Landlord by the taxing authorities. Expenditures for legal fees and for other similar or dissimilar expenses incurred in obtaining the tax refund may be charged against the tax refund before the adjustments are made for the Tax Period to the extent not included in Operating Costs pursuant to Article 9.1(d). Provided that (i) Tenant is occupying at least 100,000 square feet of Total Rentable Area in the Building, (ii) Tenant gives written notice to Landlord electing to seek a reduction or abatement in Building Taxes in respect of the Tax Period in question, and (iii) Landlord will not be seeking a reduction or abatement for such Tax Period, then Tenant shall have the right, subject to the provisions of this Article 9.2(b), to initiate and prosecute tax abatement proceedings with respect to Building Taxes at Tenant's sole cost and expense. Landlord shall have the right to participate in all phases of such abatement proceedings, including without limitation, approval (not to be unreasonably withheld, conditioned or delayed) of all filings by Tenant in connection with such proceedings and the right to attend meetings between Tenant and its representatives and counsel with the representatives and/or counsel for the City of Cambridge. If Landlord initiates proceedings, or assumes a prosecution initiated by Tenant, with respect to Building Taxes, Tenant shall have the right to participate in all phases of such abatement proceedings, including without limitation, approval (not to be unreasonably withheld or delayed) of any settlement and all filings by Landlord in connection with such proceedings and the right to attend meetings between Landlord and its representatives and counsel with the representatives and counsel for the City of Cambridge.

          Nothing herein shall be deemed to be a waiver by Tenant of its rights under statutory law or common law to seek an abatement of Taxes.

     9.3  Operating Expense Excess.

          (a) IN GENERAL. Commencing as of the Rent Commencement Date, and continuing thereafter throughout the term of the Lease, if the Building Operating Costs in any Operating Year exceed the Building Operating Cost Base, or if the Complex Operating Costs in any Operating Year exceed the Complex Operating Cost Base, Tenant shall pay to Landlord Tenant's Building or Complex Operating Cost Percentage, respectively, of such excess, such amounts being hereinafter collectively referred to as "Operating Expense Excess." In implementation and not in limitation of the foregoing, Tenant shall remit to Landlord pro rata monthly installments on account of projected

Operating Expense Excess, calculated by Landlord on the basis of the most recent Operating Costs data or budget available. Landlord shall, within one hundred twenty (120) days after the end of each Operating Year, deliver to Tenant a reasonably detailed line-item statement ("Operating Year End Statement") of the actual amount of Operating Costs for such Operating Year. If the total of such monthly remittances on account of any Operating Year is greater than the actual Operating Expense Excess for such Operating Year, Tenant may credit the difference against the next installment of rent or other charges due to Landlord hereunder, except that if such difference is determined after the end of the term of this Lease, Landlord shall refund such difference to Tenant to the extent that such difference exceeds any amounts then due from Tenant to Landlord. If the total of such remittances is less than actual Operating Expense Excess for such Operating Year, Tenant shall pay the difference to Landlord within thirty (30) days of Tenant's receipt of Landlord's bill therefor. Landlord shall (or shall cause its managing agent to) maintain its books relating to Tax Excess and Operating Expense Excess and retain all receipts, paid invoices and other supporting documentation reasonably necessary to evidence Operating Expense Excess and Tax Excess for at least three (3) years after the expiration of the Operating Year and/or Tax Period in question.

          (b) TENANT'S AUDIT RIGHTS. Subject to the provisions of this paragraph, Tenant shall have the right, at Tenant's cost and expense, to examine all documentation and calculations prepared in the determination of Operating Expense Excess and Tax Excess:

               (1) Such documentation and calculation shall be made available to Tenant at the offices where Landlord keeps such records during normal business hours within a reasonable time after Landlord receives a written request from Tenant to make such examination.

               (2) Tenant shall have the right to make such examination no more than once in respect of any period in which Landlord has given Tenant an Operating Year End Statement or a Tax Year End Statement.

               (3) Any request for examination in respect of any Operating Year and/or Tax Period may be made and completed no more than one (1) year after Landlord has given Tenant an Operating Year End Statement for such Operating Year or one (1) year after Landlord has provided Tenant with the final Tax Year End Statement in respect of the relevant Tax Period, as the case may be, provided however, if such examination results in a determination that Tenant was overcharged with respect to an Operating Year and/or a Tax Period, then Tenant shall have the right to review Landlord's books as to the erroneous items for the two (2) Operating Years and/or a Tax Periods, as the case may be, immediately prior to the Operating Year and/or a Tax Period in question, and if such examination results in a determination that Landlord committed a fraud with respect to an Operating Year and/or a Tax Period, then Tenant shall have the right to review Landlord's books for the three (3) Operating Years immediately prior to the Operating Year and/or a Tax Period in question. If Tenant fails to submit to Landlord in writing any objections to Operating Costs or Taxes with respect to any Operating Year or Tax Period, as the case may be, within the foregoing time limits, Tenant shall be conclusively deemed to have accepted the amounts billed by Landlord to Tenant on account of such Operating Year or Tax Period, as the case may be.

               (4) Such examination may be made first by Tenant and any employees of Tenant, and then, at Tenant's election, by an independent firm (including Fallon Hines & O'Connor), provided that in no event shall the compensation payable by Tenant to such firm be on the basis of a contingent fee.

               (5) As a condition to performing any such examination, Tenant and its examiners shall be required to execute and deliver to Landlord a confidentiality agreement in the form attached hereto as Exhibit 15, agreeing to keep confidential any information which it discovers about Landlord or the Complex in connection with such examination.

     9.4 Part Years. If any Rent Commencement Date or if the Termination Date occurs in the middle of an Operating Year or Tax Period, Tenant shall be liable for only that portion of the Operating Expense or Tax Excess, as the case may be, in respect of such Operating Year or Tax Period represented by a fraction the numerator of which is the number of days of the herein term (commencing as of the applicable Rent Commencement Date) which falls within the Operating Year or Tax Period and the denominator of which is three hundred sixty-five (365), or the number of days in said Tax Period, as the case may be.

     9.5 Effect of Taking. In the event of any taking of a portion of the Complex, the Building or the land upon which it stands under circumstances whereby this Lease shall not terminate under the provisions of Article 20 then, for the purposes of determining Tax Excess, there shall be substituted for the Tax Base originally provided for herein a fraction of such Tax Base, the numerator of which fraction shall be the Taxes for the first Tax Period subsequent to the condemnation or taking which takes into account such condemnation or taking, and the denominator of which shall be the Taxes for the last Tax Period prior to the condemnation or taking, which did not take into account such condemnation or taking. Tenant's Tax Percentage shall be adjusted appropriately to reflect the proportion of the Premises, the Building and/or the Complex remaining after such taking, effective as of the date of such taking.

     9.6 Adjustment of Operating Costs based upon Occupancy. If less than ninety-five percent (95%) of the rentable area of the Building shall have been occupied by tenants at any time during any Operating Year (including the Base
Year), then, at Landlord's election, Building Operating Costs for such Operating Year shall be adjusted to equal the amount Building Operating Costs would have been for such period had occupancy been ninety-five percent (95%) throughout such period.

     9.7 Disputes, etc. Any disputes arising under this Article 9 shall, at the election of either party, be submitted to arbitration as hereinafter provided. Any obligations under this Article 9 which shall not have been paid at the expiration or sooner termination of the term of this Lease shall survive such expiration and shall be paid when and as the amount of same shall be determined and be due.

     9.8 ADJUSTMENT FOR CHANGED OPERATING COSTS. If because of a change of policy or practice in operating the Building and/or the Complex, there is a material increase in the line item cost for any category of Building Operating Costs and/or Complex Operating Costs set forth in the initial Operating Cost Categories defined in Exhibit 16 (an "Existing Category"), as compared to the costs attributable to such line item as included in the Building Operating Cost Base or the Complex Operating Cost Base, as the case may be ("Dispute Increase"), Tenant may object to such increase on a going forward basis by providing written notice to Landlord ("Cost Objection") on the basis that such policy or practice is not reasonably necessary for the operation and maintenance of a first-class office building in the Market Area. If the parties cannot agree upon the Dispute Increase within thirty (30) days after Landlord's receipt of the Cost Objection, then the Cost Objection shall be submitted to arbitration in accordance with Article 29.5, during which the arbitrators shall determine only if such change in policy or practice is reasonably necessary for the operation and maintenance of a first-class office building in the Market Area. If either the parties agree, or the arbitrators determine, that such policy or practice is not reasonably necessary as aforesaid, Landlord shall elect, by providing written notice to Tenant within ten (10) days following such agreement of the parties or decision by the arbitrators, as the case may be, to either (a) continue with such change in policy or practice but exclude any increased costs from Tenant's obligation to pay Building Operating Costs or Complex Operating Costs, as the case may be, (b) revoke such change in policy or practice so as to eliminate the additional Building Operating Costs and/or Complex Operating Costs, as the case may be, or (c) continue with such change in policy or practice, in which case, for so long as such change in policy or practice remains in effect, the Building Operating Cost Base and/or the Complex Operating Cost Base, as the case may be, shall be adjusted to reflect what would have been the cost of such Existing Category in the Base Year if such policy or practice had been in effect during the Base Year, adjusted to reflect 95% occupancy for a full Operating Year. Landlord's election, if necessary, of option (a), (b), or
(c) as aforesaid shall be effective as of the date the parties agree thereto or the date the arbitrators make their decision.

10.  CHANGES OR ALTERATIONS BY LANDLORD

     Landlord reserves the right, exercisable by itself or its nominee, at any time and from time to time without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor or otherwise affecting Tenant's obligations under this Lease, to make such changes, alterations, additions, improvements, repairs or replacements in or to the Premises, the Building and/or the Complex and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, escalators, parking areas, tunnels, and stairways thereof, as it may deem necessary or desirable, and to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building and/or the Complex (including without limitation, all On-Site Parking Areas), provided, however, that there be no material interference with the right of access to, or with the use and enjoyment of, the Premises or Tenant's appurtenant rights (including the right to use to the full extent provided herein the Parking Areas, as the same may change from time to time). Any disputes relating to the change of location of the On-Site Parking Areas shall be submitted to arbitration in accordance with Article 29.5 of the Lease. The foregoing rights shall include, without limitation, the right to add additional land and/or buildings to the Complex. Notwithstanding the foregoing: (i) Landlord and its agents, employees and contractors shall not, except in an emergency and except for normal cleaning and maintenance operations, exercise any right which Landlord has to enter the Premises without giving Tenant reasonable advance notice, and, in exercising any such right of access, Landlord shall use reasonable efforts to minimize any interference with Tenant's use and enjoyment of the Premises, and (ii) Landlord shall not make any alteration, addition, or improvement within the Premises which is not above the ceiling, behind the walls or below the floor unless either: (i) Landlord obtains Tenant's prior written consent, which consent shall not be unreasonably withheld, conditioned, or delayed or (ii) such work is required by law. Furthermore, in performing any such repair or alteration work, Landlord shall make reasonable efforts to minimize any interference with Tenant's use and enjoyment of the Premises, which shall include, at a minimum, all reasonable efforts to maintain continuous operation of the Building's cooling tower and electrical system 24 hours per day, 7 days per week during the period of any such alteration or repair, and if, despite such reasonable efforts, the Building's cooling tower or electrical system must be shut-down for any period of time, Landlord shall make reasonable efforts to provide Tenant with at least two (2) weeks' prior written notice of such shut-down, except that no notice shall be required in an emergency. Nothing contained in this Article 10 shall be deemed to relieve Tenant of any duty, obligation or liability of Tenant under this Lease with respect to making any repair, replacement or improvement or complying with any law, order or requirement of any governmental or other authority. Subject to the Tenant's exclusive signage rights specified in Exhibit 10 attached hereto and Paragraph 5 of the Rider to Lease, Landlord reserves the right to adopt and at any time and from time to time to change the name and/or street address of the Building and/or the Complex, provided, however that the name and street address of the Building shall not be a corporate or company name other than Forrester Research, Inc. Neither this Lease nor any use by Tenant shall give Tenant any right or easement for the use of any door or any passage or any concourse connecting with any other building or to any public convenience, and the use of such doors, passages and concourses and of such conveniences may be regulated or discontinued at any time and from time to time by Landlord without notice to Tenant and without affecting the obligation of Tenant hereunder or incurring any liability to Tenant therefor, provided, however, that there be no material interference with the right of access to, or with the use of the Premises or Tenant's appurtenant rights (including the right to use to the full extent provided herein the Parking Areas, as the same may change, from time to time) by Tenant. If at any time any windows of the Premises are temporarily (i.e. not in excess of five (5) business days) closed or darkened for any reason whatsoever relating to any maintenance or repair work, but Tenant shall not otherwise be prevented from occupying or using the Premises for the uses set forth herein, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatements of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction.

11.  FIXTURES, EQUIPMENT AND IMPROVEMENTS--REMOVAL BY TENANT

     Except as provided for in this Article 11 and Articles 12 and 22, all fixtures, equipment, improvements and appurtenances attached to or built into the Premises prior to or during the term, whether by Landlord at its expense or at the expense of Tenant (either or both), or by Tenant, shall be and remain part of the Premises and shall not be removed by Tenant during or at the end of the term. All electric, plumbing, heating and sprinkling systems, fixtures and outlets, vaults, paneling, molding, shelving, radiator enclosures, cork, rubber, linoleum and composition floors, ventilating, silencing, air conditioning and cooling equipment, shall be deemed to be included in such fixtures, equipment, improvements and appurtenances, whether or not attached to or built into the Premises. All fitness center equipment, electric fixtures, carpets, drinking or tap water facilities, furniture, trade fixtures and business equipment (including any specialty equipment used by Tenant), the Other Removable Property, as hereinafter defined, and Tenant's inventory and stock in trade (collectively, "Tenant's Trade Fixtures") shall not be deemed to be included in such fixtures, equipment, improvements and appurtenances and may be, and if required pursuant to Article 12, will be, removed by Tenant at the expiration or prior termination of the term of this Lease, upon the condition that Tenant shall repair any damage to the Premises or the Building arising from installation or such removal. For the purposes hereof, the "Other Removable Property" shall be defined as those items which Tenant identifies in writing at the time Tenant submits plans to Landlord, either in connection with the Tenant Improvement Work, or in connection with future alterations, provided that Landlord approved such items. Landlord agrees that it will approve such items at the time that Landlord approves Tenant's plans for the work in question unless, in Landlord's reasonable judgment, the removal of such items at the expiration or prior termination of the term of the Lease will prevent Tenant from delivering the Premises to Landlord in a Building standard condition (i.e., as set forth in Exhibit 6).

12.  ALTERATIONS AND IMPROVEMENTS BY TENANT

          (a) Except as provided in Article 12(d), Tenant shall make no alterations, decorations, installations, removals (other than Tenant's Trade Fixtures, which Tenant has the right to remove pursuant to Article 11), additions or improvements in or to the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, obtained after reasonable prior notice, and then only those (i) which equal or exceed the specifications and quantities provided in Exhibit 6, and (ii) made by contractors or mechanics approved by Landlord (provided however, that Tenant shall not be required to obtain Landlord's approval of contractors who perform only decorative work). No such installations or work shall be undertaken or begun by Tenant until: (i) Landlord has approved written plans and specifications and a time schedule for such work; (ii) where such work requires Landlord's consent pursuant to this
Article 12, Tenant has made provision for either written waivers of liens from all contractors, laborers and suppliers of materials for such installations or work, the filing of lien bonds on behalf of such contractors, laborers and suppliers, or other appropriate protective measures approved by Landlord; and
(iii) Tenant has procured appropriate surety payment and performance bonds. Notwithstanding the foregoing, the provisions of clause (iii) of this Article 12 shall only be applicable if the cost of such work exceeds ten (10%) percent of Tenant's then current assets, net of receivables. No material amendments or additions to such plans and specifications shall be made without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.

          (b) Landlord's consent and approval required under this Article 12 shall not be unreasonably withheld, conditioned or delayed. Landlord's approval is solely given for the benefit of Landlord and neither Tenant nor any third party shall have the right to rely upon Landlord's approval of Tenant's plans for any other purpose whatsoever. Without limiting the foregoing, Tenant shall be responsible for all elements of the design of Tenant's plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the Premises and the placement of Tenant's furniture, appliances and equipment), and Landlord's approval of Tenant's plans shall in no event relieve Tenant of the responsibility for such design. Landlord shall have no liability or responsibility for any claim, injury or damage alleged to have been caused by the particular materials, whether building standard or non-building standard, appliances or equipment selected by Tenant in connection with any work performed by or on behalf of Tenant in the Premises including, without limitation, furniture, carpeting, copiers, laser printers, computers and refrigerators.

          (c) Subject to Landlord's Contribution, any such work, alterations, decorations, installations, removals, additions and improvements shall be done at Tenant's sole expense and at such times and in such manner as Landlord may from time to time reasonably designate. If Tenant shall make any alterations, decorations, installations, removals, additions or improvements (collectively "Alterations") which, at the expiration or sooner termination of the term of this Lease, would reasonably be unusually expensive to demolish or remove ("Alterations Which Must Be Removed By Tenant"), then Landlord may elect to require Tenant to remove such Alterations Which Must Be Removed By Tenant. Landlord shall, at the time it approves Tenant's plans and specifications for such Alteration, determine whether such Alteration is an Alteration Which Must Be Removed By Tenant and shall make its election as to whether Tenant shall be required to remove such Alteration Which Must Be Removed By Tenant at the expiration or sooner termination of the term of this Lease. If Landlord fails to notify Tenant at the time Tenant's plans and specifications for such Alteration are approved that such Alteration is an Alteration Which Must Be Removed By Tenant, such alteration shall be conclusively deemed not to be an Alteration Which Must Be Removed By Tenant. Notwithstanding anything in the foregoing to the contrary, Tenant's data lines and cable installed prior to the Rent Commencement Date in respect of Portion 2-6 or from time to time during the term of this Lease, shall not be an Alteration Which Must Be Removed By Tenant if such data lines and cable are installed in a manner consistent with similar installations in other first class office buildings, if such data lines and cable are labeled for identification purposes, and if Tenant delivers a plan showing the location of such data lines and cable. In any event, Tenant shall be required to remove any internal stairways specifically for Tenant's use (i.e., not base Building standard fire stairways) and restore the openings at the end of the term of the Lease. Notwithstanding the foregoing, Tenant shall only be obligated to remove such stairways and restore the openings thereto if the next tenant of the Premises will not be using the internal stairways and such internal stairways need to be closed to prepare the Premises for the next tenant. Such determination shall be made in connection with the planning process for the improvements to be made for the next tenant(s) of the Premises. In addition, at Tenant's election, Tenant shall have the right to either perform the removal and restoration of the internal stairways or to reimburse Landlord, as additional rent, for the reasonable out-of-pocket costs actually incurred by Landlord in performing such removal and restoration of the internal stairways. Tenant's obligations under this clause (c) shall survive the expiration or earlier termination of the term of the Lease.

          (d) Notwithstanding anything to the contrary herein contained, Tenant shall have the right, without obtaining Landlord's consent, to make interior nonstructural decorations, alterations, additions, or improvements, provided however, that:

               a. Tenant shall give prior written notice to Landlord of such decorations, alterations, additions or improvements;

               b. Tenant shall submit to Landlord plans for such decorations, alterations, additions, or improvements if Tenant utilizes plans for such decorations, alterations, additions or improvements; and

               c. such decorations, alterations, additions or improvement shall not materially, adversely affect any of the Building's systems.

          (e) Any disputes arising under this Article 12 shall be submitted to arbitration in accordance with Article 29.5 of the Lease.

13. TENANT'S CONTRACTORS--MECHANICS' AND OTHER LIENS--STANDARD OF TENANT'S PERFORMANCE--COMPLIANCE WITH LAWS

     Whenever Tenant shall make any alterations, decorations, installations, removals, additions or improvements in or to the Premises--whether such work be done prior to or after the Rent Commencement Date--Tenant will strictly observe the following covenants and agreements:

          (a) Tenant agrees that it will not, either directly or indirectly, use any contractors and/or materials if their use will create any difficulty, whether in the nature of a labor dispute or otherwise, with other contractors and/or labor engaged by Tenant or Landlord or others in the construction, maintenance and/or operation of the Building or any part thereof.

          (b) In no event shall any material or equipment be incorporated in or added to the Premises, so as to become a fixture or otherwise a part of the Building, in connection with any such alteration, decoration, installation, addition or improvement which is subject to any lien, charge, mortgage or other encumbrance of any kind whatsoever or is subject to any security interest or any form of title retention agreement. Any mechanic's lien filed against the Premises or the Complex for work claimed to have been done for, or materials claimed to have been furnished to, Tenant shall be discharged by Tenant within ten (10) days after receipt of written notice thereof from Landlord, at Tenant's expense by filing the bond required by law or otherwise. If Tenant fails so to discharge any lien, Landlord may do so at Tenant's expense and Tenant shall reimburse Landlord for any expense or cost incurred by Landlord in so doing within fifteen (15) days after rendition of a bill therefor.

          (c) All installations or work done by Tenant shall be at its own expense and shall at all times comply with (i) laws, rules, orders and regulations of governmental authorities having jurisdiction thereof; (ii) orders, rules and regulations of any Board of Fire Underwriters, or any other body hereafter constituted exercising similar functions, and governing insurance rating bureaus; (iii) Rules and Regulations of Landlord, as defined in Article 17.1; and (iv) except as set forth in Article 12(d), plans and specifications prepared by and at the expense of Tenant theretofore submitted to and approved by Landlord.

          (d) Tenant shall procure all necessary permits before undertaking any work in the Premises; do all of such work in a good and workmanlike manner, employing materials of good quality and complying with all governmental requirements; and defend, save harmless, exonerate and indemnify Landlord from all injury, loss or damage to any person or property occasioned by such work. Tenant shall cause contractors employed by Tenant (i) to carry Worker's Compensation Insurance in accordance with statutory requirements, Automobile Liability Insurance and, naming Landlord and Landlord's managing agent as additional insured parties, Commercial General Liability Insurance covering such contractors on or about the Premises in the amounts stated in Article 15 hereof or in such other reasonable amounts as Landlord shall require and (ii) to submit certificates evidencing such coverage to Landlord prior to the commencement of such work.

14.  REPAIRS BY TENANT--FLOOR LOAD

     14.1 Repairs by Tenant. Tenant shall keep all and singular the interior of the Premises, and any appurtenant areas which serve the Premises exclusively, neat and clean including, as necessary, periodic rug shampoo and waxing of tiled floors and cleaning of blinds and drapes as reasonably determined by Tenant (provided that nothing herein shall require Tenant to perform any services or repairs which Landlord is required to perform under Article 8.7 and Exhibit 5) and in such repair, order and condition as the same are in on the Rent Commencement Date or may be put in during the term hereof, reasonable use and wearing thereof, damage by fire or by other casualty, damage caused by Landlord's failure to comply with its obligations under this Lease and damage caused by the negligence or willful misconduct of Landlord, Landlord's agents, employees, or contractors excepted. Subject to Article 19, Tenant shall make, as and when needed as a result of neglect by Tenant or Tenant's servants, employees, agents, contractors, invitees, or licensees or otherwise, all repairs outside the Premises necessary to preserve them in such repair, order and condition, which repairs shall be in quality and class equal to the original work, provided however, that Tenant shall not be required to make any such repairs to the extent caused by a peril covered by insurance carried by Landlord or required to be carried by Landlord pursuant to the Lease (Tenant hereby acknowledging, however, that Tenant shall be responsible for any reasonable costs incurred by Landlord within Landlord's deductible, provided that such deductible does not exceed Twenty-Five Thousand and 00/100 Dollars ($25,000.00) per occurrence.)

     14.2 Floor Load--Heavy Machinery. Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot of area which such floor was designed to carry as set forth in Exhibit 17 to this Lease and which is allowed by law. Landlord reserves the right to approve the weight of all business machines and mechanical equipment, including safes, which shall be placed so as to distribute the weight. Business machines and mechanical equipment shall be maintained by Tenant at Tenant's expense sufficient in Landlord's judgment to absorb and prevent vibration, noise and annoyance to other tenants of the Building. Tenant shall not move any safe, heavy machinery, heavy equipment, freight, bulky matter, or fixtures into or out of the Building without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. If such safe, machinery, equipment, freight, bulky matter or fixtures requires special handling, Tenant agrees to employ only persons holding a Master Rigger's License to do said work, and that all work in connection therewith shall comply with applicable laws and regulations and the Rules and Regulations as defined in Article 17.1. Any such moving shall be at the sole risk and hazard of Tenant and Tenant will defend, indemnify and save Landlord harmless against and from any liability, loss, injury, claim or suit for personal injury and, subject to Article 19, property damage resulting from such moving. Proper placement of all such business machines, etc., in the Premises shall be Tenant's responsibility. Landlord agrees that it shall exercise its rights under this Article 14.2 on a reasonable basis. Tenant's failure to comply with any of the requirements under this
Article 14.2 shall not be a default permitting Landlord to terminate this Lease under Article 21 but such failure by Tenant shall not limit any other rights or remedies to which Landlord may be entitled for breach of Tenant's obligations under this Article 14.2.

15.  INSURANCE, INDEMNIFICATION, EXONERATION AND EXCULPATION

     15.1 General Liability Insurance. Tenant shall procure, and keep in force and pay for Commercial General Liability Insurance insuring Tenant on an occurrence basis against all claims and demands for personal injury liability (including, without limitation, bodily injury, sickness, disease, and death) or damage to property which may be claimed to have occurred from and after the time Tenant and/or its contractors enter the Premises in accordance with Article 4 of this Lease, of not less than Two Million ($2,000,000) Dollars in the event of personal injury to any number of persons or damage to property, arising out of any one occurrence, and from time to time thereafter shall be not less than such higher amounts, if procurable, as may be reasonably required by Landlord and are customarily carried by responsible similar tenants in the City or Town wherein the Building is located. Landlord agrees it shall exercise its right to increase Tenant's insurance limits no more often than one time every three years. Any disputes as to increases in insurance limits required by Landlord hereunder shall be submitted to arbitration within thirty (30) days after Landlord's notice to Tenant of such increase, failing which, Tenant shall have no right to dispute such increases.

     15.2 Certificates of Insurance. Such insurance shall be effected with insurers with a Best rating of at least XI, A-, authorized to do business in the State wherein the Building is situated under valid and enforceable policies wherein Tenant names Landlord and Landlord's managing agent as additional insureds. Such insurance shall provide that it shall not be canceled or modified without at least thirty (30) days' prior written notice to each insured named therein. On or before the time Tenant and/or its contractors enter the Premises in accordance with Articles 4 and 14 of this Lease and thereafter not less than fifteen (15) days prior to the expiration date of each expiring policy, original copies of the policies provided for in Article 15.1 issued by the respective insurers, or certificates of such policies setting forth in full the provisions thereof and issued by such insurers together with evidence satisfactory to Landlord of the payment of all premiums for such policies, shall be delivered by Tenant to Landlord and certificates as aforesaid of such policies shall upon request of Landlord, be delivered by Tenant to the holder of any mortgage affecting the Premises.

     15.3 Tenant Indemnity of Landlord. Subject to Articles 19 and 26, Tenant will save Landlord, its agents and employees, harmless and will exonerate, defend and indemnify Landlord, its agents and employees, from and against any and all claims, liabilities or penalties asserted by or on behalf of any person, firm, corporation or public authority arising:

          (a) On account of or based upon any injury to person, or loss of or damage to property, sustained or occurring in the Premises on account of or based upon the act, omission, fault, negligence or misconduct of any person whomsoever (except to the extent caused by the willful misconduct or negligence of Landlord, its agents, contractors or employees);

          (b) On account of or based upon any injury to person, or loss of or damage to property, sustained or occurring elsewhere (other than in the Premises) in the Complex (and, in particular, without limiting the generality of the foregoing, on or about the elevators, stairways, public corridors, sidewalks, concourses, arcades, malls, galleries, vehicular tunnels, approaches, areaways, roof, or other appurtenances and facilities used in connection with the Complex, Building or Premises) to the extent caused by the negligence or willful misconduct of Tenant or those for whom Tenant is legally responsible; and

          (c) On account of or based upon (including monies due on account of) any suits filed against Landlord or the Building arising from mechanics' liens which Tenant has failed to pay or bond over in accordance with Article 13(b).

Tenant's obligations under clauses (a) and (b) of this Article 15.3 shall be insured either under the Commercial General Liability Insurance required under
Article 15.1, above, or by a contractual insurance rider or other coverage; and certificates of insurance in respect thereof shall be provided by Tenant to Landlord upon request.

     15.4 Property of Tenant. In addition to and not in limitation of the foregoing, Tenant covenants and agrees that, to the maximum extent permitted by law, all merchandise, furniture, fixtures and property of every kind, nature and description related or arising out of Tenant's leasehold estate hereunder, which may be in or upon the Premises or Building, in the public corridors, or on the sidewalks, areaways and approaches adjacent thereto, shall be at the sole risk and hazard of Tenant, and that if the whole or any part thereof shall be damaged, destroyed, stolen or removed from any cause or reason whatsoever no part of said damage or loss shall be charged to, or borne by, Landlord; unless, subject to Article 19 hereof, such damage or loss is due to the negligence or willful misconduct of Landlord or Landlord's agents, employees, or contractors, in which case Landlord shall bear such loss or damage.

     15.5 Bursting of Pipes, etc. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, electrical or electronic emanations or disturbance, water, rain or snow or leaks from any part of the Building or from the pipes, appliances, equipment or plumbing works or from the roof, street or sub-surface or from any other place or caused by dampness, vandalism, malicious mischief or by any other cause of whatever nature, unless caused by or due to the negligence or willful misconduct of Landlord, its agents, servants or employees, or the breach by Landlord of its maintenance and repair obligations under this Lease. Where Tenant has actual knowledge of such condition sufficiently in advance of the occurrence of any such injury or damage resulting therefrom as would have enabled Landlord to prevent such damage or loss had Tenant notified Landlord of such condition) and Landlord has no actual knowledge of such condition, then, subject to Article 19, Landlord shall only be responsible for injury or damage after (i) notice to Landlord of the condition and (ii) the expiration of a reasonable time after such notice has been received by Landlord to enable Landlord to take all reasonable and practicable means to cure or correct such condition. Pending such cure or correction by Landlord, Tenant shall take all reasonably prudent temporary measures and safeguards to prevent any injury, loss or damage to persons or property, the reasonable, out-of-pocket cost of which shall be reimbursed by Landlord within thirty (30) days of receiving a bill from Tenant therefor, for measures or safeguards taken by Tenant no earlier than one (1) business day after written notice to Landlord. Neither Landlord nor its agents shall be liable for any such damage caused by other tenants or persons in the Building or the Complex (other than Landlord's agents, employees or contractors) or caused by operations in construction of any public, or quasi-public work; nor shall Landlord be liable for any latent defect in the Premises, or the Building, provided that the foregoing shall not relieve Landlord from any obligation which it has to perform maintenance or repairs in accordance with the Lease or relieve Landlord of any obligation which it has to repair any latent defects in Landlord's Work to the extent that Tenant has complied with the notice requirements of Article 4.8.

     15.6 Repairs and Alterations--No Diminution of Rental Value.

          (a)  Except as otherwise provided in paragraphs (b) and (c) of this
Article 15.6 and as provided in Articles 18 and 20, there shall be no allowance to Tenant for diminution of rental value and no liability on the part of Landlord by reason of inconvenience or annoyance to Tenant arising from any repairs, alterations, additions, replacements or improvements made by Landlord, Tenant or others in or to any portion of the Complex, Building or Premises or any property adjoining the Complex, or in or to fixtures, appurtenances, or equipment thereof, or from failure of Landlord or others to make any repairs, alterations, additions or improvements in or to any portion of the Complex, the Building or the Premises, or in or to the fixtures, appurtenances or equipment thereof.

          (b) Notwithstanding anything to the contrary in this Lease contained, if due to any such repairs, alterations, replacements, or improvements made by Landlord or if due to Landlord's failure to make any repairs, alterations, or improvements required to be made by Landlord, or if due to the presence of any Hazardous Material not introduced or caused by Tenant or anyone for whom Tenant is legally responsible, any portion of the Premises becomes untenantable so that for the Premises Untenantability Cure Period, as hereinafter defined, the continued operation in the ordinary course of Tenant's business is materially adversely affected, then, provided that Tenant ceases to use the affected portion of the Premises during the entirety of the Premises Untenantability Cure Period by reason of such untenantability, and that such untenantability and Landlord's inability to cure such condition is not caused by the fault or neglect of Tenant or Tenant's agents, employees or contractors, Rent, shall thereafter be abated in proportion to such untenantability and its impact on Tenant's use of the Premises and the Parking Areas until the day such condition is completely corrected.

     For the purposes hereof, the "Premises Untenantability Cure Period" shall be defined as five (5) consecutive business days after Landlord's receipt of written notice from Tenant of the condition causing such untenantability in the Premises, provided however, that the Premises Untenantability Cure Period shall be ten (10) consecutive business days after Landlord's receipt of written notice from Tenant of such condition causing such untenantability in the Premises if either the condition was caused by causes beyond Landlord's control or Landlord is unable to cure such condition as the result of causes beyond Landlord's control.

          (c) Notwithstanding anything to the contrary herein contained, if due to such repairs, alterations, replacements or improvements made by Landlord or if due to Landlord's failure to make any repairs, alterations or improvements required to be made by Landlord, or if due to the presence of any Hazardous Material not introduced or caused by Tenant or anyone for whom Tenant is legally responsible, any material portion of the Premises becomes untenantable for a period of one hundred eighty (180) consecutive days after Landlord's receipt of written notice of such condition from Tenant, then, provided that Tenant ceases to use the affected portion of the Premises during the entire period of such untenantability, such untenantability and Landlord's inability to cure such condition is not caused by the fault or neglect of Tenant, or Tenant's agents, employees or contractors, then Tenant may terminate this Lease as to such portion or all of the Premises by giving Landlord written notice as follows:

                    (i) Said notice shall be given after said one hundred eighty (180) day period.

                    (ii) Said notice shall set forth an effective date which is not earlier than ten (10) days after Landlord receives said notice.

                    (iii) If said condition is remedied on or before said
               effective date, said notice shall have no further force and effect.

                    (iv) If said condition is not remedied on or before said
               effective date for any reason other then Tenant's fault, as aforesaid, the Lease shall terminate as of said effective date, and the Yearly Rent, escalations and other charges due under the Lease shall be apportioned as of said effective date.

          (d) The provisions of Paragraphs (b) and (c) of this Article 15.6 shall not apply in the event of untenantability caused by fire or other casualty, or taking (see Articles 18 and 20).

     15.7 Landlord Indemnity of Tenant. Landlord, subject to the limitations on Landlord's liability contained elsewhere in this Lease, agrees to hold Tenant harmless and to defend, exonerate and indemnify Tenant from and against any and all claims, liabilities, penalties and costs and expenses (including reasonable attorneys' fees) asserted by or on behalf of any third party (i.e. any person, firm, corporation or public authority) based upon any injury to persons, or loss of or damage to property, sustained or occurring in the Complex to the extent arising from the negligence, or willful misconduct of Landlord or Landlord's agents, employees or contractors. The provisions of this Article 15.7 shall survive any termination of the Lease.

16.  ASSIGNMENT, MORTGAGE AND SUBLETTING

          (a) Except as provided in this Article 16, Tenant covenants and agrees that neither this Lease nor the term and estate hereby granted, nor any interest herein or therein, will be assigned, mortgaged, pledged, encumbered or otherwise transferred, voluntarily, by operation of law or otherwise and that neither the Premises, nor any part thereof will be encumbered in any manner by reason of any act or omission on the part of Tenant, or used or occupied, or permitted to be used or occupied, or utilized for desk space or for mailing privileges, by anyone other than Tenant, or any employee, agent or invitees of Tenant, or for any use or purpose other than as stated in Exhibit 1, or be sublet, or offered or advertised for subletting.

          (b) If Tenant is a corporation, the assignment or transfer of this Lease, and the term and estate hereby granted, to any corporation ("Permitted Tenant Successor") into which Tenant is merged or with which Tenant is consolidated, is permitted without Landlord's consent, provided that: (x) such Permitted Tenant Successor shall have a net worth at least equal to the product of (i) ten (10) multiplied by (ii) the then current Rent per annum payable by Tenant and (y) such Permitted Tenant Successor and Tenant shall promptly execute, acknowledge and deliver to Landlord an agreement ("Assumption Agreement") in form and substance reasonably satisfactory to Landlord whereby such Permitted Tenant Successor shall agree to be independently bound by and upon all the covenants, agreements, terms and provisions and conditions set forth in this Lease on the part of Tenant to be performed, and whereby such Permitted Tenant Successor shall expressly agree that the provisions of this
Article 16 shall, notwithstanding such assignment or transfer, continue to be binding upon it with respect to all future assignments and transfers.

          (c) Tenant shall have the right to assign its interest in this Lease, and sublet the Premises or any portion thereof without Landlord's consent to an Affiliate of Tenant, as hereinafter defined. For the purposes hereof, an "Affiliate of Tenant" shall be defined as any entity which controls, is controlled by, or is under common control with, Tenant, so long as such entity is not formed for the purposes of circumventing the prohibitions set forth in this Article 16. Tenant's right to assign its interest in this Lease to an Affiliate of Tenant shall be further conditioned upon such Affiliate, prior to such assignment, executing and delivering to Landlord an Assumption Agreement, as defined in Paragraph (b) of this Article 16(b).

          (d) The following provisions shall apply to any proposed sublease of the Premises, or any portion thereof, other than a Protected Sublease (as defined in Article 16(d)(5)(iii) below), and to any proposed assignment of Tenant's interest in the Lease, except, however, such provisions shall not apply to either an assignment or sublease to an Affiliate of Tenant, or an assignment or transfer of this Lease to a Permitted Tenant Successor:

               (1) Tenant shall, prior to offering or advertising the Premises, or any portion thereof for sublease or assignment, give Landlord a Recapture Offer, as hereinafter defined.

               (2) For the purposes hereof a "Recapture Offer" shall be defined as notice in writing from Tenant to Landlord which:

                         (i) States that Tenant desires to sublet the Premises, or a portion thereof for all or a portion of the then-remaining term of the Lease, including any extension terms, whether or not then exercised (provided, however that neither Landlord's acceptance of a Recapture Offer or Landlord's consent to a sublease of the Recapture Premises after the Landlord has rejected a Recapture Offer shall affect the Occupancy Condition to the exercise of Tenant's extension option rights under Paragraph 1 of the Rider to the Lease) or to assign its interest in this Lease.

                         (ii) In the case of a sublease, identifies the affected
               portion of the Premises ("Recapture Premises").

                         (iii) In the case of a sublease, identifies the period
               of time ("Recapture Period") during which Tenant proposes to sublet the Recaptured Premises.

                         (iv) Offers to Landlord to terminate the Lease in
               respect of the Recapture Premises (in the case of a proposed assignment of Tenant's interest in the Lease or a subletting for the remainder of the term of the Lease) or to suspend the term of the Lease PRO TANTO in respect of the Recapture Period (i.e., the term of the Lease in respect to the Recapture Premises shall be terminated during the Recapture Period and Tenant's rental obligations shall be reduced in proportion to the ratio of the Total Rentable Area of the Recapture Premises to the Total Rentable Area of the Premises then demised to Tenant).

               (3) Landlord shall have sixty (60) days after Landlord's receipt of a Recapture Offer ("Landlord's Response Period") to accept a Recapture Offer, and to recapture a pro rata number of Tenant's parking passes in the On-Site Parking Areas, based on the Total Rentable Area of the Recapture Premises to the Total Rentable Area of the then Premises demised by Tenant. In recapturing such parking passes, Landlord shall recapture from the Tenant's parking passes in respect of the On-Site Parking Areas first, and then only in the same proportion for both the Garage and the surface parking areas. After all parking passes in the On-Site Parking Areas have been recaptured by Landlord, Landlord shall recapture parking passes in the Off-Site Parking Areas. Notwithstanding the foregoing, if the Recapture Premises are one (1) floor or less, then the Landlord's Response Period shall be thirty (30) days. If Landlord does not timely give written notice to Tenant accepting a Recapture Offer, then Landlord agrees that it will not withhold or delay its consent to a sublease of the Recapture Premises for the Recapture Period, or an assignment of Tenant's interest in the Lease, as the case may be, to a Qualified Transferee, as hereinafter defined.

               (4) For the purposes of hereof, "Qualified Transferee" shall mean any person, firm, corporation, partnership or other entity which, in Landlord's reasonable opinion:

                    (i) is financially responsible (considering that Tenant
               remains liable for the obligations of the party tenant under the Lease) and is not of bad business reputation (i.e., criminal activities or the like);

                    (ii) is not a competitor of another tenant or subtenant in the Complex (if such tenant has the benefit of an exclusive agreement in its lease with Landlord), unless such entity is then a current tenant of the Complex and such leasing does not violate an exclusive to which Landlord is then subject; and

                    (iii) is not a tenant or subtenant in the Complex unless (x)
               such tenant or subtenant desires to sublease the Recapture Premises for expansion purposes only; AND (y) such tenant's or subtenant's occupancy of the Recapture Premises will not cause a vacancy in the premises which such tenant or subtenant then occupies in the Complex; AND (z) such tenant's or subtenant's need, as to the size of premises and length of term, cannot then (i.e., at the time that Tenant requests

               Landlord's consent to such tenant or subtenant) be satisfied by Landlord in the Complex.

               (5) Notwithstanding anything to the contrary in this Article 16 contained:

                    (i) If Tenant is in default of its obligations under the
               Lease at the time that it makes the aforesaid offer to Landlord, such default shall be deemed to be a "reasonable" reason for Landlord withholding its consent to any proposed subletting or assignment; and

                    (ii) If Tenant does not enter into a sublease with a
               subtenant (or an assignment to an assignee, as the case may be) approved by Landlord, as aforesaid, on or before the date which is one hundred eighty (180) days after the earlier of: (x) the expiration of Landlord's Response Period, or (y) the date that Landlord notifies Tenant that Landlord will not accept Tenant's offer to terminate or suspend the Lease, then Landlord shall have the right arbitrarily to withhold its consent to any subletting or assignment proposed to be entered into by Tenant after the expiration of said one hundred eighty (180) day period unless Tenant again offers, in accordance with this Article 16, either to terminate or to suspend the Lease in respect of the portion of the Premises proposed to be sublet (or in respect of the entirety of the Premises in the event of a proposed assignment, as the case may be). If Tenant shall make any subsequent offers to terminate or suspend the Lease pursuant to this Paragraph (d), any such subsequent offers shall be treated in all respects as if it is Tenant's first offer to suspend or terminate the Lease pursuant to this Paragraph (d), provided that the period of time Landlord shall have in which to accept or reject such subsequent offer shall be thirty (30) days.

                    (iii) Notwithstanding the foregoing, Tenant shall have the right to sublease up to thirty percent (30%), in the aggregate, of the Premises for a term not in excess of fifty percent (50%) of the then-remaining term of this Lease (a "Protected Sublease") without the requirement of giving Landlord a Recapture Notice with respect thereto. Such Protected Sublease shall, however, require Landlord's consent, which shall not be unreasonably withheld, conditioned or delayed for a sublease to a Qualified Transferee, as defined in Paragraph (4) above.

               (6) Notwithstanding anything to the contrary herein contained, Tenant shall have no rights under this Paragraph (d) prior to the date one (1) year after the Rent Commencement Date in respect of the Portion of the Premises containing the area proposed to be assigned or sublet, other than in connection with a Permitted Initial Sublease, as hereinafter defined. Without limiting the foregoing, Tenant shall have no right to give Landlord a Recapture Offer prior to the date one (1) year after said Rent Commencement Date. Tenant shall have the right, however, prior to the date one (1) year after said Rent Commencement Date, to enter into one or more Permitted Initial Subleases to Qualified Transferree(s) without providing Landlord with a Recapture Offer. For the purposes hereof, a Permitted Initial Sublease(s) shall be a sublease of up to one (1) full floor in the Premises or space of equivalent size to a Qualified Transferee, the term of which shall not exceed two (2) years.

          (e) The listing of any name other than that of Tenant, as its name (including any d/b/a's) may change, from time to time, whether on the doors of the Premises or on the Building directory, or otherwise, shall not operate to vest in any such other person, firm or corporation any right or interest in this Lease or in the Premises or be deemed to effect or evidence any consent of Landlord, it being expressly understood that any such listing is a privilege extended by Landlord revocable at will by written notice to Tenant.

          (f) (i) If this Lease is assigned, Landlord shall, or (ii) if Tenant is in default of any of its obligations under this Lease beyond the expiration of any applicable grace periods, and the Premises or any part thereof has been sublet or occupied by anybody other than Tenant, Landlord may, collect rent and other charges from the assignee, subtenant or occupant, and apply the net amount collected to the rent and other charges herein reserved then due and thereafter becoming due, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as a tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained.

          (g) Any consent by Landlord to a particular assignment or subletting shall not in any way diminish the prohibition stated in the first sentence of this Article 16. No subletting or assignment shall relieve Tenant of its primary obligations as party - Tenant hereunder, nor shall it reduce or increase Landlord's obligations under the Lease.

          (h) No assignment or subletting or use of the Premises by an Affiliate of Tenant shall affect the purpose for which the Premises may be used as stated in Exhibit 1.

          (i) In the event of an assignment of this Lease to anyone other than an Affiliate of Tenant or Permitted Tenant Successor, Tenant shall pay to Landlord twenty-five percent (25%) percent of any Net Sublease Profits (as defined below), payable in accordance with the following. In the case of an assignment of this Lease, "Net Sublease

Profit": (1) shall be defined as a lump sum in the amount (if any) by which any consideration paid by the assignee in consideration of or as an inducement to Tenant to make said assignment exceeds the reasonable attorneys' fee, construction costs and brokerage fees incurred by Tenant in order to effect such assignment (collectively, "Sublease Expenses"), and (2) shall be paid to Landlord within ten (10) days of receipt of the same by Tenant. In the case of a sublease, "Net Sublease Profit": (3) shall be defined as a monthly amount equal to the amount by which the sublease rent and other charges payable by the subtenant to Tenant under the sublease exceed the sum of the rent and other charges payable under this Lease for the Premises or the sublet portion thereof, plus a monthly payment equal to the Sublease Expenses divided by the number of months in the term of the sublease, and (4) shall be payable on a monthly basis within ten (10) days of receipt of the subtenant's payment of rent to Tenant under the sublease.

17.  MISCELLANEOUS COVENANTS

     Landlord and Tenant, as the case may be, each covenants and agrees as follows:

     17.1 Rules and Regulations. Tenant will faithfully observe and comply with the Rules and Regulations annexed hereto as Exhibit 8, and such other and further reasonable Rules and Regulations as Landlord hereafter at any time or from time to time may make and for which Landlord provides at least five (5) business days prior notice in writing to Tenant (referred to collectively herein as "Rules and Regulations"), which in the reasonable judgment of Landlord shall be necessary for the reputation, safety, care or appearance of the Building and/or the Complex, or the preservation of good order therein, or the operation or maintenance of the Building and/or the Complex, or the equipment thereof, or the comfort of tenants or others in the Complex, provided, however, that in the case of any conflict between the provisions of this Lease and any such Rules and Regulations, the provisions of this Lease shall control, and provided further that nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or the terms, covenants or conditions in any other lease as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, contractors, visitors, invitees or licensees. All Rules and Regulations shall be of general applicability to, and non-discriminatorily applied against, all comparable tenants in the Complex.

     17.2 Access to Premises--Shoring. Subject to Article 10, Tenant shall: (i) permit Landlord to erect, use and maintain pipes, ducts and conduits in and through the Premises, provided the same do not materially reduce the floor area, materially adversely affect the appearance thereof, or materially adversely affect Tenant's use of the Premises; (ii) permit Landlord and any mortgagee of the Building and/or the Complex or of the interest of Landlord therein, and any lessor under any ground or underlying lease, and their representatives, to have access to and to enter upon the Premises at all reasonable hours for the purposes of inspection or of making repairs, replacements or improvements in or to the Premises, the Building and/or the Complex or equipment (including, without limitation, sanitary, electrical, heating, air conditioning or other systems) or of complying with all laws, orders and requirements of governmental or other authority or of exercising any right reserved to Landlord by this Lease (including the right during the progress of any such repairs, replacements or improvements or while performing work and furnishing materials in connection with compliance with any such laws, orders or requirements to take upon or through, or to keep and store within, the Premises all necessary materials, tools and equipment); and (iii) permit Landlord, at reasonable times, to show the Premises during ordinary business hours to any existing or prospective mortgagee, ground lessor, purchaser, or assignee of any mortgage, of the Building and/or the Complex and the land or of the interest of Landlord therein, and during the period of 12 months next preceding the Termination Date to any person contemplating the leasing of the Premises or any part thereof. If, during the last month of the term, Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter (at its own risk and without the benefit of any indemnity from Tenant hereunder) and alter, renovate and redecorate the Premises, and Tenant shall be entitled to an abatement of Rent from the date of such entry for the remainder of the term, but otherwise without incurring liability to Tenant for any compensation, and such acts shall otherwise have no effect upon this Lease. In an emergency, if Tenant shall not be personally present to open and permit an entry into the Premises, Landlord or Landlord's agents may enter the same by a master key, or may forcibly enter the same, without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property), and without in any manner affecting the obligations and covenants of this Lease. Landlord shall exercise its rights of access to the Premises permitted under any of the terms and provisions of this Lease, including, without limitation, Article 10, in such manner as to minimize to the extent practicable interference with Tenant's use and occupation of the Premises. If an excavation shall be made upon land adjacent to the Premises or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the Premises for the purpose of doing such work as said person shall deem necessary to preserve the Building from injury or damage and to support the same by proper foundations without any claims for damages or indemnity against Landlord, or diminution or abatement of rent (subject, however, to the provisions of Articles 8.8, 15.4, 15.5, and 15.6 of this Lease).

     17.3 Accidents to Sanitary and Other Systems. Tenant shall give to Landlord prompt notice of any fire or casualty in the Premises or in the Building and of any damage to, or defective condition in, any part or appurtenance of the Building including, without limitation, sanitary, electrical, heating and air conditioning or other systems located in, or passing through, the Premises for which it has actual knowledge. Tenant shall not be required to give Landlord notice of accidents which are covered by Workers Compensation laws. Subject to the provisions of Articles 8.8, 15.4, 15.5, and 15.6 of this Lease, Tenant shall not be entitled to claim any eviction from the Premises or any damages arising from any such damage or defect unless the same (i) shall have been occasioned by the negligence of the Landlord, its agents, servants or employees and (ii) shall not, after notice to Landlord of the condition claimed to constitute negligence, have been cured or corrected within a reasonable time after such notice has been received by

Landlord; and in case of a claim of eviction unless such damage or defective condition shall have rendered the Premises untenantable and they shall not have been made tenantable by Landlord within a reasonable time.

     17.4 Signs, Blinds and Drapes.

     Except as provided in Exhibit 10, Tenant shall put no signs in any part of the Building or the Complex. No signs may be put on or in any window or elsewhere if visible from the exterior of the Building. Tenant may hang its own drapes or blinds, provided that they shall not in any way interfere with the building standard drapery or blinds or be visible from the exterior of the Building and that such drapes are so hung and installed that when drawn, the Building standard drapery or blinds are automatically also drawn. Tenant's failure to comply with the provisions of this Article 17.4 shall not be a default permitting Landlord to terminate the Lease under Article 21 but such failure by Tenant shall not limit any other rights or remedies to which Landlord may be entitled for breach of Tenant's obligations under this Article 17.4.

     17.5 Estoppel Certificate. Each party ("Responding Party") shall at any time and from time to time upon not less than ten (10) days' prior notice from the other party ("Requesting Party"), execute, acknowledge and deliver to the Requesting Party a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the Yearly Rent and other charges have been paid in advance, if any, stating whether or not the Requesting Party is in default in performance of any covenant, agreement, term, provision or condition contained in this Lease and, if so, specifying each such default and such other facts as the Requesting Party may reasonably request, it being intended that any such statement delivered pursuant hereto may be relied upon by any prospective purchaser of the Building or of the Building and the land or of any interest of Landlord therein, any mortgagee or prospective mortgagee thereof, any lessor or prospective lessor thereof, any lessee or prospective lessee thereof, or any prospective assignee of any mortgage thereof, or any prospective subtenant or assignee.

     17.6 Prohibited Materials and Property. Tenant shall not bring or permit to be brought or kept in or on the Premises or elsewhere in the Building or the Complex any unique, unusually valuable, rare or exotic property, work of art or the like unless the same is fully insured under all-risk coverage nor shall Tenant cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to emanate from or permeate the Premises, provided however, that a breach by Tenant of any of the covenants contained in this sentence shall not be deemed to be a default permitting Landlord to terminate the Lease under Article 21 but such breach by Tenant shall not limit any other rights or remedies to which Landlord may be entitled for breach of Tenant's obligations under this Article 17.6.

     17.7 Requirements of Law--Fines and Penalties.

     (a) Subject to the provisions of this Article 17.7, Tenant at its sole expense shall comply with all laws, rules, orders and regulations, including, without limitation, all energy-related requirements, of federal, state, county and municipal authorities and with any direction of any public officer or officers, pursuant to law (collectively "Laws"), which shall impose any duty upon Landlord or Tenant with respect to or arising out of Tenant's particular use or occupancy of the Premises. If Tenant receives notice of any violation of law, ordinance, order or regulation applicable to the Premises, it shall give prompt notice thereof to Landlord.

     (b) Landlord, subject to inclusion of the cost of compliance as Operating Costs in accordance with the provisions of Article 9.1(g) of this Lease, shall comply with (i) all Laws which relate to the structure of the Building, unless the need for such compliance arises from Tenant's particular use of the Premises, and (ii) all other Laws applicable to the Complex other than those Laws for which Tenant is responsible pursuant to Article 17.7(a) above.

     (c) Landlord shall comply with the Americans with Disabilities Act of 1990, and the rules and regulations promulgated thereunder ("ADA") so far as they relate to the On-Site Parking Areas and other common areas of the Building and of the Complex and any Base Building Work within the Premises (e.g., bathrooms). Operating Costs shall not include any costs incurred by Landlord in order to bring the On-Site Parking Areas and other common areas of the Building, the Complex, or other buildings in the Complex and any Base Building Work within the Premises into compliance with the ADA, as amended through the Rent Commencement Date (including any regulations promulgated through the Rent Commencement Date). Tenant shall comply with the ADA within the Premises (other than any compliance which is the responsibility of Landlord, as aforesaid) and in connection with the performance of any alterations, additions, or improvements which Tenant makes in the Premises.

     17.8 Tenant's Acts--Effect on Insurance. Tenant shall not knowingly do or permit to be done any act or thing upon the Premises and Tenant shall not do any act or thing elsewhere in the Building or the Complex, which Tenant actually knows will invalidate or be in conflict with any insurance policies covering the Building, the Complex and the fixtures and property therein; and shall not do, or permit to be done, any act or thing upon the Premises which shall subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon said Premises or for any other reason. Tenant at its own expense shall comply with all rules, orders, regulations and requirements of the Board of Fire Underwriters, or any other similar body having jurisdiction, and shall not (i) do, or permit anything to be done, in or upon the Premises, or bring or keep anything therein, except as now or hereafter permitted by the Fire Department, Board of Underwriters, Fire Insurance Rating Organization, or other authority having jurisdiction, and then only in such quantity and manner of storage as will not increase the rate for any insurance applicable to the Building and/or the Complex, or (ii) use the Premises in a manner which shall increase such insurance rates on the Building, the Complex or on property located therein, over that applicable when Tenant first took occupancy of the Premises hereunder, unless Tenant reimburses Landlord for that part of any insurance premiums thereafter paid by Landlord in excess of the premium amount that would otherwise be in effect but for such acts or sufferance by Tenant. Notwithstanding anything to the contrary herein contained, Landlord hereby acknowledges that the use of the Premises for the permitted use, as opposed to the manner of use, shall not be deemed to violate the provisions of this Article 17.8.

     17.9 Miscellaneous. Subject to the provisions of Article 12, Tenant shall not suffer or permit the Premises or any Landlord fixtures, equipment or utilities therein or serving the same, to be overloaded, damaged or defaced, nor permit any hole to be drilled or made in any part thereof. Tenant shall not suffer or permit any employee, contractor, business invitee or visitor to violate any covenant, agreement or obligations of the Tenant under this Lease.

18.  DAMAGE BY FIRE, ETC.

     18.1 Casualty Insurance. During the entire term of this Lease, and adjusting insurance coverages to reflect current values from time to time: (i) Landlord shall keep the Building, including all work which Landlord or Tenant initially installs in the Premises pursuant to Article 4 and including any improvements made by Tenant after the initial Rent Commencement Date (Tenant hereby agreeing to reimburse Landlord for any additional increase in premiums incurred by Landlord on account of any improvements made by Tenant after the initial Rent Commencement Date which are in excess of the quality of the initial buildout of the Premises) insured against loss or damage caused by any peril covered under fire, extended coverage and all risk insurance with coverage against vandalism, malicious mischief and such other insurable hazards and contingencies as are from time to time normally insured against by owners of first-class multi-tenant office buildings in the Market Area or which are required by Landlord's mortgagee, in an amount equal to one hundred percent (100%) of the full replacement cost thereof above foundation walls; and (ii) Tenant shall keep its personal property in and about the Premises and any other property installed by or at the expense of Tenant insured against loss or damage caused by any peril covered under fire, extended coverage and all risk insurance in an amount equal to one hundred percent (100%) of the full replacement cost thereof. Such Tenant's insurance shall insure the interests of both Landlord and Tenant as their respective interests may appear from time to time and shall name Landlord as an additional insured; and, if neither party exercises its right to terminate the Lease under this Article 18, the proceeds thereof shall be used only for the replacement or restoration of such personal property.

     18.2 Repair of Damage Caused by Casualty. If any portion of the Premises required to be insured by Landlord under Article 18.1 shall be damaged by fire or other insured casualty, Landlord shall proceed with diligence, subject to the then applicable statutes, building codes, zoning ordinances, and regulations of any governmental authority, and at the expense of Landlord (but only to the extent of insurance proceeds made available to Landlord by any mortgagee and/or ground lessor of the real property of which the Premises are a part) to repair or cause to be repaired such damage, provided however, that all repairs to and replacements of Tenant's personal property shall be made by and at the expense of Tenant. If the Premises or any part thereof shall have been rendered unfit for the Tenant's use as contemplated hereunder by reason of such damage the Rent or a just and proportionate part thereof, according to the nature and extent to which the Premises shall have been so rendered unfit, shall be suspended or abated until the date which is the earlier of: (x) the date the Premises (except as to the personal property which is to be repaired by or at the expense of Tenant) shall have been restored as nearly as practicably may be to the condition in which they were immediately prior to such fire or other casualty, or (y) the date that Tenant first recommences its use and occupancy of the Premises or any portion thereof (Landlord agreeing that it shall reasonably cooperate with any request by Tenant for a phased re-occupancy and that Rent shall only resume on a floor-by-floor basis during such phased re-occupancy, provided however, that nothing in this parenthetical shall affect the provisions of clause (x) of this sentence). Tenant agrees to cooperate with Landlord and Landlord's Mortgagee in such manner as Landlord may reasonably request in assisting Landlord and Landlord's Mortgagee in collecting insurance proceeds (including rent insurance proceeds) due in connection with any casualty affecting the Premises. Landlord shall not be liable for delays in the making of any such repairs which are due to government regulation, casualties and strikes, unavailability of labor and materials, and other causes beyond the reasonable control of Landlord (financial inability shall not be deemed to constitute causes beyond Landlord's reasonable control), nor shall Landlord be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting from delays in repairing such damage.

     18.3 Landlord's Termination Rights. Landlord shall use reasonable efforts to cause Landlord's mortgagee to make sufficient proceeds available to Landlord to repair such damage. If despite using such reasonable efforts, Landlord will not receive sufficient insurance proceeds to repair such damage, Landlord shall use reasonable efforts to obtain alternative financing for the difference between the amount of proceeds which Landlord will receive and the estimated cost of such repairs. If despite such efforts, Landlord is unable to obtain such financing within ninety (90) days after the date of such casualty, Landlord shall have no further obligation to obtain such financing. If (i) the Premises are so damaged by fire or other casualty (whether or not insured) at any time during the last eighteen (18) months of the term hereof and the estimated time to complete such repairs or restoration exceeds three (3) months, or (ii) the Building is so damaged by fire or other casualty (whether or not insured) that substantial alteration or reconstruction or demolition of the Building shall in Landlord's good faith judgment be required, then and in either of such events, this Lease and the term hereof may be terminated at the election of Landlord by a notice in writing of its election so to terminate which shall be given by Landlord to Tenant within thirty (30) days following such fire or other casualty, the effective termination date of which shall be the earlier of (x) the

Termination Date of the Lease or (y) the date that demolition of the Building first commences. Notwithstanding the foregoing, Landlord shall have no right to terminate this Lease pursuant to clause (ii) hereof unless Landlord simultaneously terminates the leases of all other tenants in the Building who are similarly situated and razes the Building.

     18.4 Tenant's Termination Rights.

          (a)  TERMINATION BASED UPON SUFFICIENCY OF INSURANCE PROCEEDS.

     If all or any portion of the Premises shall be damaged or destroyed by fire or other casualty to the extent that the operation of Tenant's business in the Premises in the normal course is materially adversely affected, then, within ninety (90) days of such fire or other casualty, Landlord shall provide to Tenant a statement of whether or not Landlord will receive sufficient proceeds from insurance, or funds from alternative financing, to repair such damage. If Landlord in good faith advises Tenant in such notice that Landlord will not receive sufficient proceeds, or funds from alternative financing, to repair such damage, Tenant may elect, by a notice sent within thirty (30) days after such notice is received by Tenant, to terminate this Lease. If Landlord in good faith advises Tenant in such notice that Landlord will receive sufficient proceeds, or funds from alternative financing, to repair such damage, Tenant shall have no such right to terminate and Landlord shall, subject to the provisions of this
Article 18, proceed with due diligence and promptness to complete the repairs or restoration.

          (b)  TERMINATION BASED UPON ESTIMATED RESTORATION PERIOD.

     If all or any portion of the Premises shall be damaged or destroyed by fire or other casualty to the extent that the operation of Tenant's business in the Premises in the normal course is materially adversely affected, then, within ninety (90) days of such fire or other casualty, Landlord shall submit to Tenant a reasonable engineering estimate as to the estimated length of time required to complete such repairs. If the time period ("Estimated Restoration Period") set forth in such estimate shall exceed one hundred eighty (180) days ("Outside Restoration Period") from the date of such casualty, Tenant may elect, by a notice sent within thirty (30) days after notice of such estimate is received by Tenant, to terminate this Lease. If such estimate shall fall within said one hundred eighty (180) day limit, Tenant shall have no such right to terminate and Landlord shall, subject to the provisions of this Article 18, proceed with due diligence and promptness to complete the repairs or restoration within such one hundred eighty (180) day period. Notwithstanding the foregoing, if the casualty occurs during the last year of the term of the Lease, the Outside Restoration Period shall be sixty (60) days from the date of the casualty.

          (c)  TERMINATION BASED UPON ACTUAL RESTORATION PERIOD.

     If all or any portion of the Premises is damaged by fire or other casualty to such an extent that the operation of Tenant's business in the Premises in the normal course is materially adversely affected, and Tenant does not terminate this Lease pursuant to this Article 18 and if Landlord shall fail to substantially complete the restoration work on or before the date (the "Restoration Deadline Date") which is the later of: (1) the end of the Estimated Restoration Period or (2) one hundred ninety-five (195) days after the date of such fire or other casualty, (except that if the casualty occurs during the last year of the term of the Lease, said one hundred ninety-five (195) day period shall be sixty (60) days, and except that, in the event that Landlord is prevented from completing such restoration by reason of causes beyond Landlord's reasonable control, (the parties agreeing that financial inability shall not constitute a cause beyond Landlord's reasonable control) such one hundred ninety-five (195) day period shall be extended for an additional forty-five (45)
days) for any reason other than Tenant's fault, Tenant may terminate this Lease by giving Landlord written notice as follows:

               (i) Said notice shall be given after the Restoration Deadline
               Date.

               (ii) Said notice shall set forth an effective date which is not earlier than thirty (30) days after Landlord receives said notice.

               (iii) If the restoration work is substantially complete within thirty (30) days (which thirty-(30)-day period shall be extended by the length of any delays caused by Tenant or Tenant's contractors) after Landlord receives such notice, said notice shall have no further force and effect.

               (iv) If the restoration work is not substantially complete on or before the date thirty (30) days (which thirty-(30)-day period shall be extended by the length of any delays caused by Tenant or Tenant's contractors) after Landlord receives such notice, the Lease shall terminate as of said effective date.

     18.5 General Provisions Relating to Any Casualty Termination.

     In the event of any termination, this Lease and the term hereof shall expire as of such effective termination date as though that were the Termination Date as stated in Exhibit 1 and Rent and other charges payable under this Lease shall be apportioned as of such date; and if the Premises or any part thereof shall have been rendered unfit for use and occupation by reason of such damage Rent and other charges under this Lease for the period from the date of the fire or other casualty to the effective termination date, or a just and proportionate part thereof according to the nature and extent to which the Premises shall have been so rendered unfit, shall be abated.

     18.6 If Landlord exercises its right to terminate the Lease pursuant to
Article 18.3 or if Tenant shall terminate the Lease pursuant to Article 18.4, and Landlord commences the restoration of the Building within two (2) years of the date this Lease was terminated, Landlord shall give written notice of such fact to Tenant, and Tenant shall have sixty (60) days after receipt thereof to elect whether to take a new lease of the Premises commencing on completion of such restoration for a term equal to the balance of the term remaining under the Lease at its termination. All other terms and conditions of the new lease shall be on the same terms and conditions as this Lease.

19.  WAIVER OF SUBROGATION

     (a) In any case in which Tenant shall be obligated to pay to Landlord any loss, cost, damage, liability, or expense suffered or incurred by Landlord, Landlord shall allow to Tenant as an offset against the amount thereof the greater of (i) the net proceeds of any insurance collected by Landlord for or on account of such loss, cost, damage, liability or expense, provided that the allowance of such offset does not invalidate or prejudice the policy or policies under which such proceeds were payable, or (ii) the amount of any loss, cost, damage, liability or expense caused by a peril which could be covered by fire insurance with the broadest form of property insurance generally available on property in buildings of the type of the Building, whether or not actually procured by Landlord.

     (b) In any case in which Landlord or Landlord's managing agent shall be obligated to pay to Tenant any loss, cost, damage, liability or expense suffered or incurred by Tenant, Tenant shall allow to Landlord or Landlord's managing agent, as the case may be, as an offset against the amount thereof the greater of (i) the net proceeds of any insurance collected by Tenant for or on account of such loss, cost, damage, liability, or expense, provided that the allowance of such offset does not invalidate or prejudice the policy or policies under which such proceeds were payable or (ii) the amount of any loss, cost, damage, liability or expense caused by a peril which could be covered by fire insurance with the broadest form of property insurance generally available on property in buildings of the type of the Building, whether or not actually procured by Tenant.

     (c) The parties hereto shall each procure an appropriate clause in, or endorsement on, any property insurance policy covering the Premises and the Complex and personal property, fixtures and equipment located thereon and therein, pursuant to which the insurance companies waive subrogation or consent to a waiver of right of recovery in favor of either party, its respective agents or employees. Each party shall, upon the written request of the other party, provide to such party a certificate or other evidence setting forth such waiver of subrogation. Each party hereby agrees that it will not make any claim against or seek to recover from the other or its agents or employees for any loss or damage to its property or the property of others resulting from fire or other perils covered by such property insurance.

20.  CONDEMNATION - EMINENT DOMAIN

     20.1 Landlord's Termination Rights. In the event that the Premises or any part thereof, or the whole or any material part of the Building, shall be taken or appropriated by eminent domain or shall be condemned for any public or quasi-public use, or (by virtue of any such taking, appropriation or condemnation) shall suffer any damage (direct, indirect or consequential) for which Landlord or Tenant shall be entitled to compensation, so that, in Landlord's bona fide business judgment, the continued operation of the Complex shall be rendered uneconomic or non-operational, then (and in any such event) this Lease and the term hereof may be terminated at the election of Landlord by a notice in writing of its election to so terminate which shall be given by Landlord to Tenant within sixty (60) days following the date on which Landlord shall have received notice of such taking, appropriation or condemnation. Such termination shall be effective in accordance with Article 20.3. Notwithstanding the foregoing, it shall be a condition to Landlord's right to terminate the term of the Lease pursuant to this Article 20 that Landlord shall terminate the leases of all other tenants in the Building and that Landlord shall raze the Building. If the Premises are not damaged by a taking, and if Landlord elects to terminate the term of the Lease pursuant to this Article 20, Tenant shall have the right to extend the effective termination date to a date designated by Tenant which is not later than the actual commencement of demolition of the Building or the Termination Date. Tenant may exercise such right by giving Landlord written notice of such election within thirty (30) days of Tenant's receipt of Landlord's notice, and by providing Landlord with documentation (e.g., agreement for judgment in a summary process action) satisfactory to Landlord, assuring Landlord that Tenant will vacate the Premises prior to the commencement of demolition of the Building.

     20.2 Tenant's Termination Rights. In the event that a material part of the Premises, the means of access thereto, or a portion of the Parking Areas so that Tenant, as a result, has the use of less than two-thirds (2/3rds) of the monthly parking passes to which Tenant is then entitled under the Lease ("Condemnation Parking Limit"), shall be taken or appropriated by eminent domain or shall be condemned for any public or quasi-public use, or (by virtue of any such taking, appropriation or condemnation) shall suffer any damage (direct, indirect or consequential) for which Landlord or Tenant shall be entitled to compensation, so that, in Tenant's bona fide business judgment, the continued operation of Tenant's business in the Premises is materially adversely affected, then (and in any such event) this Lease and the term hereof may be terminated at the election of Tenant by a notice in writing of its election to so terminate which shall be given by Tenant to Landlord within sixty (60) days following the date on which Tenant shall have received notice of such taking, appropriation or condemnation. Such termination shall be effective in accordance with Article 20.3. Notwithstanding the foregoing, if the basis of the exercise by Tenant of its termination right pursuant to this Article 20.2 is a taking of either access or the Parking Areas, Landlord may nullify such termination if, within sixty (60) days following receipt by Landlord of Tenant's termination notice, Landlord provides Tenant with substitute access, or Parking Areas sufficient to provide Tenant with access and/or the use of at least the Condemnation Parking Limit as the case may be, which are reasonably acceptable to Tenant and such alternative access or parking shall remain available for the balance of the term of this Lease (including all extension periods whether or not then exercised). Landlord shall be obligated to provide such alternative access and/or parking during the term of this Lease for so long as such taking lasts, failure of which shall entitle Tenant to terminate this Lease pursuant to this Article 20.2.

     20.3 General Taking Provisions. Upon the giving of any notice of termination (either by Landlord or Tenant, subject however, to the last sentence of Article 20.2), this Lease and the term hereof shall terminate on or retroactively as of the date on which Tenant shall be required to vacate any part of the Premises or shall be deprived of a substantial part of the means of access thereto or a portion of the Parking Areas shall be taken so that Tenant has the use of less than the Condemnation Parking Limit. In the event of any such termination, this Lease and the term hereof shall expire as of such effective termination date as though that were the Termination Date as stated in
Exhibit 1, and the Rent shall be apportioned as of such date. If neither party (having the right so to do) elects to terminate, Landlord will, with reasonable diligence and at Landlord's expense, restore the remainder of the Premises, or the remainder of the means of access, to as nearly as practicably may be to the same condition as they were immediately prior to such taking, appropriation or condemnation in which event (i) the Total Rentable Area shall be adjusted, (ii) a just proportion of the Rent according to the nature and extent of the taking, appropriation or condemnation and the resulting permanent injury to the Premises and the means of access thereto, shall be permanently abated, and (iii) a just proportion of the remainder of Rent, according to the nature and extent of the taking, appropriation or condemnation and the resultant injury sustained by the Premises and the means of access thereto, shall be abated until what remains of the Premises and the means of access thereto shall have been restored as fully as may be for permanent use and occupation by Tenant hereunder.

     20.4 Taking Proceeds. Except for any award specifically reimbursing Tenant for moving, business interruption or relocation expenses, there are expressly reserved to Landlord all rights to compensation and damages created, accrued or accruing by reason of any such taking, appropriation or condemnation, in implementation and in confirmation of which Tenant does hereby acknowledge that Landlord shall be entitled to receive all such compensation and damages, grant to Landlord all and whatever rights (if any) Tenant may have to such compensation and damages, and agree to execute and deliver all and whatever further instruments of assignment as Landlord may from time to time request.

     20.5 Temporary Takings. In the event of any taking of the Premises or any part thereof for temporary use (i.e. not in excess of one hundred eighty days):
(i) this Lease shall be and remain unaffected thereby, and (ii) Tenant shall be entitled to receive for itself any award made for such use, provided that if any taking is for a period extending beyond the term of this Lease, such award shall be apportioned between Landlord and Tenant as of the Termination Date or earlier termination of this Lease.


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


21.  DEFAULT

     21.1 Conditions of Limitation - Re-entry - Termination. This Lease and the herein term and estate are upon the condition that if (a) subject to Article 21.7, Tenant shall neglect or fail to perform or observe any of the Tenant's covenants or agreements herein, including (without limitation) the covenants or agreements with regard to the payment when due of Rent, additional charges, reimbursement for increase in Landlord's costs, or any other charge payable by Tenant to Landlord in accordance with the provisions of this Lease (all of which shall be considered as part of Rent for the purposes of invoking Landlord's statutory or other rights and remedies in respect of payment defaults); or (b) Tenant shall be involved in financial difficulties as evidenced by an admission in writing by Tenant of Tenant's inability to pay its debts generally as they become due, or by the making or offering to make a composition of its debts with its creditors; or (c) Tenant shall make an assignment or trust mortgage, or other conveyance or transfer of like nature, of all or a substantial part of its property for the benefit of its creditors, or (d) the leasehold hereby created shall be taken on execution or by other process of law and shall not be revested in Tenant within sixty (60) days thereafter; or (e) a receiver, sequesterer, trustee or similar officer shall be appointed by a court of competent jurisdiction to take charge of all or any part of Tenant's property and such appointment shall not be vacated within one hundred twenty (120) days; or (f) any proceeding shall be instituted by or against Tenant pursuant to any of the provisions of any Act of Congress or State law relating to bankruptcy, reorganizations, arrangements, compositions or other relief from creditors, and, in the case of any proceeding instituted against it, if Tenant shall fail to have such proceedings dismissed within one hundred twenty (120) days or if Tenant is adjudged bankrupt or insolvent as a result of any such proceeding, or
(g) any event shall occur or any contingency shall arise whereby this Lease, or the term and estate thereby created, would (by operation of law or otherwise) devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted under Article 16 hereof - then, and in any such event (except as hereinafter in Article 21.2 otherwise provided) Landlord may, by notice to Tenant, elect to terminate this Lease; and thereupon (and without prejudice to any remedies which might otherwise be available for arrears of rent or other charges due hereunder or preceding breach of covenant or agreement and without prejudice to Tenant's liability for damages as hereinafter stated), upon the giving of such notice, this Lease shall terminate as of the date specified therein as though that were the Termination Date as stated in Exhibit 1. Without being taken or deemed to be guilty of any manner of trespass or conversion, and without being liable to indictment, prosecution or damages therefor, Landlord may, forcibly if necessary, enter into and upon the Premises (or any part thereof in the name of the whole); repossess the same as of its former estate; and expel Tenant and those claiming under Tenant. The words "re-entry" and "re-enter" as used in this Lease are not restricted to their technical legal meanings.

     21.2 Damages - Assignment for Benefit of Creditors. For the more effectual securing to Landlord of the rent and other charges and payments reserved hereunder, it is agreed as a further condition of this Lease that if at any time Tenant shall make any


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transfer similar to or in the nature of an assignment of its property for the benefit of its creditors, the term and estate hereby created shall terminate ipso facto, without entry or other action by Landlord; and notwithstanding any other provisions of this Lease, Landlord shall forthwith upon such termination, without prejudice to any remedies which might otherwise be available for arrears of rent or other charges due hereunder or preceding breach of this Lease, be ipso facto entitled to recover as liquidated damages the sum of (a) the amount described in clause (x) of Article 21.3 and (b) (in view of the uncertainty of prompt re-letting and the expense entailed in re-letting the Premises) an amount equal to the rent and other charges payable for and in respect of the twelve-(12)-month period next preceding the date of termination, as aforesaid.

     21.3 Damages - Termination.

     (a)  Upon the termination of this Lease under the provisions of this
Article 21, then except as hereinabove in Article 21.2 otherwise provided, Tenant shall pay to Landlord the Rent and other charges payable by Tenant to Landlord up to the time of such termination, shall continue to be liable for any preceding breach of covenant, and in addition, shall pay to Landlord as damages, at the election of Landlord, which election shall be made within six (6) months after such termination either:

          (x) the amount (discounted to present value) by which, at the time of the termination of this Lease, (i) the aggregate of the Rent and other charges that would have been payable by Tenant under this Lease had this Lease not been so terminated projected over the period commencing with such termination and ending on the Termination Date as stated in Exhibit 1 exceeds (ii) the aggregate fair market rental value of the Premises for such period;

                                       or:

          (y) amounts equal to the Rent and other charges which would have been payable by Tenant under this Lease had this Lease not been so terminated, payable upon the due dates therefor specified herein following such termination and until the Termination Date as specified in Exhibit 1, provided, however, that if Landlord shall re-let the Premises during such period, Landlord shall credit Tenant with the net rents received by Landlord from such re-letting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such re-letting the out-of-pocket expenses incurred or paid by Landlord in good faith in terminating this Lease, as well as the out-of-pocket expenses of re-letting, including altering and preparing the Premises for new tenants, brokers' commissions, and all other similar and dissimilar expenses properly chargeable against the Premises and the rental therefrom, it being understood that any such re-letting may be for a period equal to or shorter or longer than the remaining term of this Lease; and provided, further, that (i) in no


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


     event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder and (ii) in no event shall Tenant be entitled, in any suit for the collection of damages pursuant to this Subparagraph (y), to a credit in respect of any net rents from a re-letting except to the extent that such net rents are actually received by Landlord with respect to the period on which the judgment obtained by Landlord in such suit is based. If the Premises or any part thereof should be re-let in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such re-letting and of the expenses of re-letting.

In calculating the Rent and other charges under Subparagraph (x), above, there shall be included, in addition to the Rent, all other considerations agreed to be paid or performed by Tenant hereunder, on the assumption that all such amounts and considerations would have remained constant (except as herein otherwise provided) for the balance of the full term hereby granted.

     (b) Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired if it had not been terminated hereunder.

     (c) Nothing herein contained shall be construed as limiting or precluding the recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant.

     (d) Landlord agrees to use reasonable efforts to relet the Premises after Tenant vacates the Premises in the event that the Lease is terminated based upon a default by Tenant hereunder. Marketing of Tenant's Premises in a manner similar to the manner in which Landlord markets other premises within Landlord's control in the Complex shall be deemed to have satisfied Landlord's obligation to use "reasonable efforts." In no event shall Landlord be required to (i) solicit or entertain negotiations with any other prospective tenants for the Premises until Landlord obtains full and complete possession of the Premises including, without limitation, the final and unappealable legal right to re-let the Premises free of any claim of Tenant, (ii) lease the Premises to a tenant whose proposed use, in Landlord's sole but bona fide judgment, will cause an unacceptable mix of uses in the Complex, (iii) relet the Premises before leasing other vacant space in the Complex or (iv) lease the Premises for a rental less than the current fair market rental then prevailing for similar space in the Complex.

     21.4 Fees and Expenses.

     (a) Landlord's Self Help. If Tenant shall default in the performance of any covenant on Tenant's part to be performed as in this Lease contained, Landlord may, subject to Article 21.7, except that Landlord shall not be required to provide notice and an


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


opportunity to cure in emergency situations, perform the same for the account of Tenant. If Landlord at any time is compelled to pay, or elects pursuant to this Subparagraph 21.4(a), to pay, any sum of money, or do any act which will require the payment of any sum of money, by reason of the failure of Tenant to comply with any provision hereof, or if Landlord is compelled to or does incur any expense, including reasonable attorneys' fees, in instituting, prosecuting, and/or defending any action or proceeding instituted by reason of any default of Tenant hereunder, Tenant shall on demand pay to Landlord by way of reimbursement the sum or sums reasonably paid by Landlord with all costs and damages, plus (if applicable) interest computed as provided in Article 6 hereof.

     (b) Attorneys' Fees. In the event of any litigation or other legal proceeding (e.g. arbitration) between Landlord and Tenant relating to the provisions of this Lease or Tenant's occupancy of the Premises, the losing party shall, upon demand, reimburse the prevailing party for its reasonable costs of prosecuting and/or defending such proceeding (including, without limitation, reasonable attorneys fees), provided however, that with respect to arbitration, the losing party shall only be obligated to reimburse the prevailing party for attorneys' fees if such fees are awarded by the arbitrator(s).

     21.5 Waiver of Redemption. Intentionally Omitted.

     21.6 Remedies Not Exclusive. Unless otherwise specified in this Lease, the specified remedies to which either party may resort hereunder are cumulative and are not intended to be exclusive of any remedies or means of redress to which either party may at any time be lawfully entitled, and either party may invoke any remedy (including the remedy of specific performance) allowed at law or in equity as if specific remedies were not herein provided for.

     21.7 Grace Period. Notwithstanding anything to the contrary in this Lease contained, Landlord agrees not to take any action to terminate this Lease and Tenant shall not be deemed to be in default under this Lease, and, except for Landlord's self-help rights in emergencies, as set forth in Article 21.4, Landlord shall not exercise any other remedies under this Lease (a) for default by Tenant in the payment when due of any sum of money, if Tenant shall cure such default within ten (10) days after written notice thereof is given by Landlord to Tenant, provided, however, that no such notice need be given and no such default in the payment of money shall be curable if on two (2) prior occasions in the same twelve (12) month period, there had been a default in the payment of money which had been cured after notice thereof had been given by Landlord to Tenant as herein provided or (b) for default by Tenant in the performance of any covenant other than a covenant to pay a sum of money, if Tenant shall cure such default within a period of thirty (30) days after written notice thereof given by Landlord to Tenant, or within such additional period as may reasonably be required to cure such default if (because of governmental restrictions or any other cause beyond the reasonable control of Tenant) the default is of such a nature that it cannot be cured within such thirty-(30)-day period, provided, however, (1) that there shall be no extension of time beyond such


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


thirty-(30)-day period for the curing of any such non-monetary default unless, not more than thirty (30) days after the receipt of the notice of default, Tenant in writing (i) shall specify the cause on account of which the default cannot be cured during such period and shall advise Landlord of its intention duly to institute all steps necessary to cure the default and (ii) shall, as soon as reasonably practicable, duly institute and thereafter diligently prosecute to completion all steps necessary to cure such default and, (2) that no notice of the opportunity to cure a non-monetary default need be given, and no grace period whatsoever shall be allowed to Tenant, if the condition on which Landlord seeks to terminate this Lease is based upon subdivisions (b), (c), (d),
(e), (f) or (g) of Article 21.1.

     21.8 Tenant's Self-Help. If a Landlord Default, as hereinafter defined, shall occur, Tenant may, without the need of Landlord's consent, if Landlord fails to cure such Landlord Default within the Landlord Cure Period, as hereinafter defined, perform the same for the account of Landlord. Landlord shall, within thirty (30) days of demand therefor, reimburse Tenant the sums so paid by Tenant in curing such Landlord Default. However, in no event shall Tenant have the right to offset against, withhold or deduct from Rent or additional Rent payable under this Lease for any reason relating to this Article 21.8, except as expressly hereinafter provided. If (i) Landlord fails to reimburse Tenant for the sums paid by Tenant within thirty (30) days of Tenant's demand therefor, and (ii) if Tenant obtains a judgment against Landlord in connection with such breach by Landlord, which judgment is final, and beyond appeal, and (iii) if Landlord fails to pay Tenant such sums within thirty (30) days after Tenant obtains such judgment, then Tenant shall have the right to offset the amount of such sums paid by Tenant against Rent. For the purposes of this Article 21.8, a "Landlord Default" shall be defined as a failure by Landlord to perform Landlord's obligation to clean the Premises pursuant to
Article 8.3 and/or to perform any of Landlord's service, maintenance or repair obligations under the Lease. Notwithstanding the foregoing, Tenant shall not exercise its self help rights provided in this Article 21.8 if the Landlord Default relates to maintenance and repair obligations, the cure or performance of which would adversely affect any other tenant in the Building or the Complex in other than a de minimis way, unless such Landlord Default either (i) is material to Tenant's use of the Premises and/or the common areas of the Building or the Complex, or (ii) relates to the Building and Tenant is then in occupancy of at least 120,000 square feet of Total Rentable Area in the Building. For the purposes of this Article 21.8, the "Landlord Cure Period" shall be defined as follows:

          (1) In the event of an emergency threatening life or property, or Tenant's interest in this Lease, three (3) days after receipt by Landlord of written notice from Tenant of such default;

          (2) In the event of any other Landlord Default, thirty (30) days after receipt by Landlord of written notice from Tenant of such Landlord Default. Notwithstanding the foregoing, in the event that Landlord has commenced to cure such Landlord Default within said thirty (30) day period, and so long as Landlord thereafter diligently prosecutes such cure


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


          to completion, the thirty (30) day period shall be extended to such period of time as Landlord reasonably requires to cure such default.

22.  END OF TERM - ABANDONED PROPERTY

     (a) Upon the expiration or other termination of the term of this Lease, Tenant shall peaceably quit and surrender to Landlord the Premises and all alterations and additions thereto, in the condition in which Tenant is required to repair and maintain the Premises pursuant to Article 14. Subject to Article 12, Tenant shall remove all of its property and, to the extent specified by Landlord, all alterations and additions made by Tenant and all partitions wholly within the Premises, and shall repair any damages to the Premises, the Complex or the Building caused by their installation or by such removal. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

     (b) Tenant will remove any personal property from the Building, the Complex and the Premises upon or prior to the expiration or termination of this Lease and any such property which shall remain in the Building, the Complex or the Premises ten (10) days or more after written notice thereof from Landlord shall be conclusively deemed to have been abandoned, and may either be retained by Landlord as its property or sold or otherwise disposed of in such manner as Landlord may see fit. If any part thereof shall be sold, that Landlord may receive and retain the proceeds of such sale and apply the same, at its option, against the expenses of the sale, the cost of moving and storage, any arrears of Yearly Rent, additional or other charges payable hereunder by Tenant to Landlord and any damages to which Landlord may be entitled under Article 21 hereof or pursuant to law.

     (c) If Tenant or anyone claiming under Tenant shall remain in possession of the Premises or any part thereof after the expiration or prior termination of the term of this Lease without any agreement in writing between Landlord and Tenant with respect thereto, then, prior to the acceptance of any payments for rent or use and occupancy by Landlord, the person remaining in possession shall be deemed a tenant-at-sufferance. Whereas the parties hereby acknowledge that Landlord may need the Premises after the expiration or prior termination of the term of the Lease for other tenants and that the damages which Landlord may suffer as the result of Tenant's holding-over cannot be determined as of the Execution Date hereof, in the event that Tenant so holds over, Tenant shall pay to Landlord in addition to all rental and other charges due and accrued under the Lease prior to the date of termination, charges (based upon fair market rental value of the Premises) for use and occupation of the Premises thereafter and, in addition to such sums and any and all other rights and remedies which Landlord may have at law or in equity, an additional use and occupancy charge in the amount of fifty percent (50%) of either the Yearly Rent and other charges calculated (on a daily basis) at the highest rate payable under the terms of this Lease, but measured from the later of (x) the day that Landlord gives Tenant written notice that such charges will commence and (y) the day on which Tenant's hold-over commenced, and terminating on the day on which Tenant vacates the Premises or the fair market value of the Premises for such period, whichever is greater. In addition, if such holdover continues for sixty (60) days or more, following the date Tenant receives written notice from Landlord that it has entered into a lease or leases ("New Leases") with new tenants for the Premises or any portion thereof to commence at any time following such 60-day period, Tenant shall indemnify, defend and hold Landlord harmless from and against any loss, cost or damages (including, without limitation reasonable attorneys' fees) which Landlord may actually suffer

23.  SUBORDINATION

     (a) Subject to the last sentence of this Article 23(a), and subject to any mortgagee's or ground lessor's election, as hereinafter provided for, this Lease is subject and subordinate in all respects to all matters of record (including, without limitation, deeds and land disposition agreements) and all mortgages, any of which may now or hereafter be placed on or affect such leases and/or the real property of which the Premises are a part, or any part of such real property, and/or Landlord's interest or estate therein, and to each advance made and/or hereafter to be made under any such mortgages, and to all renewals, modifications, consolidations, replacements and extensions thereof and all substitutions therefor. This Article 23 shall be self-operative and no further instrument or subordination shall be required. In confirmation of such subordination, Tenant shall execute, acknowledge and deliver promptly any certificate or instrument that Landlord and/or any mortgagee and/or their respective successors in interest may reasonably request. Notwithstanding anything to the contrary in this Article 23 contained, as to any future mortgages, ground leases, and/or underlying lease or deeds of trust, the herein provided subordination and attornment shall be effective only if the mortgagee agrees, by a written Nondisturbance, Subordination, and Attornment Agreement ("Nondisturbance Agreement") in the customary form of such mortgagee, with such revisions as Tenant may reasonably request that it will, in foreclosing against (or in accepting a deed in lieu of foreclosure) or taking possession of the Building, the Complex, or any part thereof, or in otherwise exercising its rights under such mortgage, be bound by, and will not disturb Tenant's possession of the Premises or any rights under, this Lease. Landlord hereby represents to Tenant that, as of the Execution Date of this Lease, there is no mortgage affecting the Premises, the Building, other buildings in the Complex or the Garage.

     (b) Any such mortgagee or ground lessor may from time to time subordinate or revoke any such subordination of the mortgage or ground lease held by it to this Lease. Such subordination or revocation, as the case may be, shall be effected by written notice to Tenant and by recording an instrument of subordination or of such revocation, as the case may be, with the appropriate registry of deeds or land records and to be effective without any further act or deed on the part of Tenant. In confirmation of such subordination or of such revocation, as the case may be, Tenant shall execute, acknowledge and promptly deliver any certificate or instrument that Landlord, any mortgagee or ground lessor may reasonably request.


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


     (c) Without limitation of any of the provisions of this Lease, if any ground lessor or mortgagee shall succeed to the interest of Landlord by reason of the exercise of its rights under such ground lease or mortgage (or the acceptance of voluntary conveyance in lieu thereof) or any third party (including, without limitation, any foreclosure purchaser or mortgage receiver) shall succeed to such interest by reason of any such exercise or the expiration or sooner termination of such ground lease, however caused, then such successor shall succeed to the interest of Landlord under this Lease, provided, however, that such successor shall not: (i) be liable for any previous act or omission of Landlord under this Lease; (ii) be subject to any offset, defense, or counterclaim which shall theretofore have accrued to Tenant against Landlord;
(iii) have any obligation with respect to any security deposit unless it shall have been paid over or physically delivered to such successor; or (iv) be bound by any previous modification of this Lease or by any previous payment of Yearly Rent for a period greater than one (1) month, made without such ground lessor's or mortgagee's consent where such consent is required by applicable ground lease or mortgage documents. In the event of such succession to the interest of the Landlord -- and notwithstanding that any such mortgage or ground lease may antedate this Lease -- the Tenant shall attorn to such successor and shall ipso facto be and become bound directly to such successor in interest to Landlord to perform and observe all the Tenant's obligations under this Lease without the necessity of the execution of any further instrument. Nevertheless, Tenant agrees at any time and from time to time during the term hereof to execute a suitable instrument in confirmation of Tenant's agreement to attorn, as aforesaid, subject to Landlord's, mortgagee's and ground lessor's right to do so for, on behalf and in the name of Tenant under certain circumstances, as hereinafter provided.

     (d) The term "mortgage(s)" as used in this Lease shall include any mortgage or deed of trust. The term "mortgagee(s)" as used in this Lease shall include any mortgagee or any trustee and beneficiary under a deed of trust or receiver appointed under a mortgage or deed of trust. The term "mortgagor(s)" as used in this Lease shall include any mortgagor or any grantor under a deed of trust.

     (e) Tenant agrees to send to any mortgagee (ground lessor and/or trustee) of which Tenant shall have been previously advised in writing ("Mortgagee") a copy of any notice of default given to Landlord at the same time as such notice is given to Landlord prior to claiming an abatement of rent or a right to terminate the Lease. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then Mortgagee shall have the reasonable additional periods of time to cure such default before Tenant is entitled to exercise its rights under the Lease

24.  QUIET ENJOYMENT

     Landlord covenants that if Tenant is not in default hereunder, Tenant shall quietly enjoy the Premises and its appurtenant rights without disturbance from and against the claims of all persons claiming by, through or under Landlord subject, nevertheless, to the covenants, agreements, terms, provisions and conditions of this Lease. Landlord hereby represents to Tenant that, as of the Execution Date of this Lease, Landlord has the power and authority to enter into this Lease.

25.  ENTIRE AGREEMENT -- WAIVER -- SURRENDER

     25.1 Entire Agreement. This Lease and the Exhibits made a part hereof contain the entire and only agreement between the parties with respect to the Premises, the Building and the Complex, and any and all statements and representations, written and oral, including previous correspondence and agreements between the parties hereto, are merged herein. Tenant acknowledges that all representations and statements upon which it relied in executing this Lease are contained herein and that the Tenant in no way relied upon any other statements or representations, written or oral. Any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of this Lease in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

     25.2 Waiver. The failure of either party to seek redress for violation, or to insist upon the strict performance, of any covenant or condition of this Lease, or any of the Rules and Regulations promulgated hereunder, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of such Rules and Regulations against Tenant and/or any other tenant in the Complex shall not be deemed a waiver of any such Rules and Regulations. No provisions of this Lease shall be deemed to have been waived by either unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent herein stipulated shall be deemed to be other than on account of the stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

     25.3 Surrender. No act or thing done by Landlord during the term hereby demised shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid, unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the Premises prior to the termination of this Lease. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of the Lease or a surrender of the Premises. In the event that Tenant at any time desires to have Landlord underlet the Premises for Tenant's account, Landlord or Landlord's agents are authorized to receive the keys for such purposes without releasing Tenant from any of the obligations under this Lease, and Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant's effects in connection with such underletting.

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26.  INABILITY TO PERFORM - EXCULPATORY CLAUSE

     Except as expressly provided in this Lease, this Lease and the obligations of Tenant to pay Rent hereunder and perform all the other covenants, agreements, terms, provisions and conditions hereunder on the part of Tenant or Landlord to be performed shall in no way be affected, impaired or excused because the other party is unable to fulfill any of its obligations under this Lease or is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make or is delayed in making any repairs, replacements, additions, alterations, improvements or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if such party is prevented or delayed from so doing by reason of strikes or labor troubles or any other cause whatsoever beyond such party's control, including but not limited to, governmental preemption in connection with a national emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by war, hostilities or other emergency. Financial inability shall not be considered a cause beyond either party's reasonable control excusing such party's performance hereunder. In each such instance of inability of Landlord or Tenant to perform, such party shall exercise reasonable diligence to eliminate the cause of such inability to perform. Nothing contained in this Article 26 shall excuse the payment of Rent by Tenant under the Lease.

     Tenant shall neither assert nor seek to enforce any claim against Landlord, or Landlord's agents or employees, or the assets of Landlord or of Landlord's agents or employees, for breach of this Lease or otherwise, other than against Landlord's interest in the Complex and in the uncollected rents, issues and profits thereof, and Tenant agrees to look solely to such interest for the satisfaction of any liability of Landlord under this Lease, it being specifically agreed that in no event shall Landlord or Landlord's agents or employees (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives, and the like, disclosed or undisclosed, thereof) ever be personally liable for any such liability. This paragraph shall not limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or to take any other action which shall not involve the personal liability of Landlord to respond in monetary damages from Landlord's assets other than the Landlord's interest in said real estate, as aforesaid.

     In no event shall Landlord or Landlord's agents or employees (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives and the like, disclosed or undisclosed, thereof) ever be liable for indirect or incidental damages or for lost profits. Notwithstanding anything to the contrary in the Lease contained, except for Landlord's right to recover damages in accordance with Article 22(c), neither Tenant nor Tenant's agents or employees (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives and the like, disclosed or undisclosed, thereof) shall be liable to Landlord for indirect or incidental damages, or lost profits of Landlord.

27.  BILLS AND NOTICES

     Any notice, consent, request, bill, demand or statement hereunder by either party to the other party shall be in writing and, if received at Landlord's or Tenant's address, shall be deemed to have been duly given when either delivered, served personally, sent by recognized overnight courier service, or mailed in a postpaid envelope, deposited in the United States mail (except that in the case of mailing, where a time period commences under this Lease, upon the giving of notice, such notice shall be deemed given when postal records indicate that delivery by the postal service was either made or first attempted) addressed to Landlord at its address as stated in Exhibit 1 and to Tenant at the Premises (or at Tenant's address as stated in Exhibit 1, if mailed prior to Tenant's occupancy of the Premises), or if any address for notices shall have been duly changed as hereinafter provided, if mailed as aforesaid to the party at such changed address. Either party may at any time change the address or specify an additional address, provided that at least one address for each party or authorized individual is available during business hours to accept deliveries, for such notices, consents, requests, bills, demands or statements by delivering or mailing, as aforesaid, to the other party a notice stating the change and setting forth the changed or additional address, provided such changed or additional address is within the United States.

     If Tenant's interest in the Lease is assigned to a partnership, Tenant, for itself, and on behalf of all of its partners, shall appoint a partner of Tenant as Tenant's Service Partner, to accept service of any notice, consent, request, bill, demand or statement hereunder by Landlord and any service of process in any judicial proceeding with respect to this Lease on behalf of Tenant and as agent and attorney-in-fact for each partner of Tenant.

     All bills and statements for reimbursement or other payments or charges due from Tenant to Landlord hereunder shall be due and payable in full thirty (30) days from receipt of the same by Tenant, unless herein otherwise provided. Tenant's failure to make timely payment of any amounts indicated by such bills and statements, whether for work done by Landlord at Tenant's request, reimbursement provided for by this Lease or for any other sums properly owing by Tenant to Landlord, shall be treated as a default in the payment of rent, in which event Landlord shall have all rights and remedies provided in this Lease for the nonpayment of rent.

28.  PARTIES BOUND -- SEISIN OF TITLE

     The covenants, agreements, terms, provisions and conditions of this Lease shall bind and benefit the successors and assigns of the parties hereto with the same effect as if mentioned in each instance where a party hereto is named or referred to, except that no violation of the provisions of Article 16 hereof shall operate to vest any rights in any successor or assignee of Tenant and that the provisions of this Article 28 shall not be construed as modifying the conditions of limitation contained in Article 21 hereof.

     If, in connection with or as a consequence of the sale, transfer or other disposition of the real estate (land and/or Building, either or both, as the case may be) of which the Premises are a part, Landlord ceases to be the owner of the reversionary interest in the Premises, Landlord shall be entirely freed and relieved from the performance and observance thereafter of all covenants and obligations hereunder on the part of Landlord thereafter to be performed and observed, it being understood and agreed in such event (and it shall be deemed and construed as a covenant running with the land) that the person succeeding to Landlord's ownership of said reversionary interest shall thereupon assume, and perform and observe, any and all of such covenants and obligations of Landlord.

29.  MISCELLANEOUS

     29.1 Separability. If any provision of this Lease or portion of such provision or the application thereof to any person or circumstance is for any reason held invalid or unenforceable, the remainder of the Lease (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

     29.2 Captions, etc. The captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Lease nor the intent of any provisions thereof. References to "State" shall mean, where appropriate, the District of Columbia and other Federal territories, possessions, as well as a state of the United States.

     29.3 Broker.

     (a) Tenant represents and warrants that it has not directly or indirectly dealt, with respect to the leasing of space in the Building or the Complex (called "Building, etc." in this Article 29.3) with any broker or had its attention called to the Premises or other space to let in the Building, etc. by anyone other than the brokers, persons, or firms designated in Exhibit 1. Tenant agrees to defend, exonerate and save harmless and indemnify Landlord and anyone claiming by, through or under Landlord against any claims for a commission arising in breach of the representation and warranty set forth in the immediately preceding sentence.

     (b) Landlord shall be solely responsible for the payment of brokerage commissions to the broker, person or firm, if any, designated in Exhibit 1. Landlord represents and warrants that, in connection with the execution and delivery of the Lease, it has not directly or indirectly dealt with any broker other than the brokers designated on Exhibit 1. Landlord agrees to defend, exonerate, save harmless, and indemnify Tenant and anyone claiming by, through, or under Tenant against any claims arising in breach of the representation and warranty set forth in the immediately preceding sentence.

     29.4 Modifications. Intentionally Omitted.

     29.5 Arbitration. Any disputes relating to (i) provisions or obligations in this Lease as to which a specific provision for a reference to arbitration is made herein, (ii) matters for which the Tenant and/or Landlord have agreed to treat each other reasonably, (iii) matters for which Landlord and/or Tenant may not unreasonably withhold consent, judgment, approval or other action, and (iv) Articles 4, 15.6, 18 and 20 of the Lease shall be submitted to arbitration in accordance with the provisions of applicable state law (as identified on Exhibit
1), as from time to time amended. Arbitration proceedings, including the selection of an arbitrator, shall be conducted pursuant to the rules, regulations and procedures from time to time in effect as promulgated by the American Arbitration Association. Prior written notice of application by either party for arbitration shall be given to the other at least ten (10) days before submission of the application to the said Association's office in the City of Boston. The arbitrator shall hear the parties and their evidence. The decision of the arbitrator shall be binding and conclusive, and judgment upon the award or decision of the arbitrator may be entered in the appropriate court of law (as identified on Exhibit 1); and the parties consent to the jurisdiction of such court and further agree that any process or notice of motion or other application to the Court or a Judge thereof may be served outside the State wherein the Building is situated by registered mail or by personal service, provided a reasonable time for appearance is allowed. The costs and expenses of each arbitration hereunder and their apportionment between the parties shall be determined by the arbitrator in his award or decision. No arbitrable dispute shall be deemed to have arisen under this Lease prior to (i) the expiration of the period of twenty (20) days after the date of the giving of written notice by the party asserting the existence of the dispute together with a description thereof sufficient for an understanding thereof; and (ii) where a Tenant payment (e.g., Tax Excess or Operating Expense Excess under Article 9 hereof) is in issue, the amount billed by Landlord having been paid by Tenant.

     29.6 Governing Law. This Lease is made pursuant to, and shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts and any applicable local municipal rules, regulations, by-laws, ordinances and the like.

     29.7 Assignment of Rents. With reference to any assignment by Landlord of its interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to or held by a bank, trust company, insurance company or other institutional lender holding a mortgage or ground lease on the Building, Tenant agrees:

          (a) that the execution thereof by Landlord and the acceptance thereof by such mortgagee and/or ground lessor shall never be deemed an assumption by such mortgagee and/or ground lessor of any of the obligations of the Landlord thereunder, unless such mortgagee and/or ground lessor shall, by written notice sent to the Tenant, specifically otherwise elect; and

          (b) that, except as aforesaid, such mortgagee and/or ground lessor shall be treated as having assumed the Landlord's obligations thereunder only upon foreclosure of such mortgagee's mortgage or deed of trust or termination of such ground lessor's ground lease or the taking of possession of the Premises by such mortgagee or ground lessor.

     29.8 Representation of Authority. By his or her execution hereof each of the signatories on behalf of the respective parties hereby warrants and represents to the other that he or she is duly authorized to execute this Lease on behalf of such party.

     29.9 Expenses Incurred by Landlord Upon Tenant Requests. Tenant shall, upon demand, reimburse Landlord for all reasonable out-of-pocket third party expenses, including, without limitation, legal fees, incurred by Landlord in connection with the review and approval of Tenant's plans and specifications in connection with proposed alterations to be made by Tenant to the Premises after the initial Rent Commencement Date and requests by Tenant to sublet the Premises or assign its interest in the Lease (provided that such costs in connection with requests for subletting or assignment shall not exceed the Maximum Consent Charge, as hereinafter defined, per request, provided that Tenant does not request any changes to Landlord's standard forms of consent, which forms are attached hereto as Exhibits 21 and 22). For the purposes hereof, the "Maximum Consent Charge" as of the Rent Commencement Date shall be $750.00 and shall be increased by $250.00 every five (5) years during the term of the Lease. Such costs shall be deemed to be additional rent under the Lease.

     29.10 Survival. Without limiting any other obligation of Tenant or Landlord which may survive the expiration or prior termination of the term of the Lease, all obligations on the part of each party to indemnify, defend, or hold the other party harmless, as set forth in this Lease shall survive the expiration or prior termination of the term of the Lease.

     29.11 Rule of Interpretation. Wherever the provision "Notwithstanding anything to the contrary herein contained" is used in the Lease such term shall be deemed to mean "Notwithstanding anything to the contrary in the Lease contained."

     29.12 Consumer Price Index. For the purposes of Article 2.3, the "Consumer Price Index" shall mean the Consumer Price Index for All Urban Consumers (CPI-U) (Revised), Boston, Massachusetts All Items - Series A (1982-84=100) as published by the United States Bureau of Labor Statistics; and the percentage increase therein shall be calculated on the basis of the Index figure for the reporting date next prior to the Rent Commencement Date in respect of Portion 2-6 and prior to each anniversary of the Rent Commencement Date, during the term of the Lease.

     It is the purpose and intent of the parties, by these adjustment provisions, to maintain the purchasing power of the aforesaid Parking Rent throughout the term of this Lease by means of periodic adjustments; and further, that such adjustments be measured and determined by reference to the Consumer Price Index in effect, and generally as it is calculated, computed, and constituted on the Rent Commencement Date. Such adjustments shall be made as of each such anniversary during the term of this Lease so that the purchasing power of the Parking Rent as of each anniversary of the Rent Commencement Date during the term of the Lease shall in no event be less than the purchasing power of the Parking Rent as of the immediately preceding anniversary of the Rent Commencement Date. Accordingly, for example, if the compilation and/or publication of such Index shall be discontinued or transferred to any other governmental department or bureau or agency, Landlord shall fix by written notice to Tenant ("CPI Change Notice") an alternate index or method to compute such change in the Parking Rent so as to reflect the parties' intention as aforesaid. Likewise, if such Index shall be modified as to components, computing methods or otherwise, Landlord may fix by CPI Change Notice an alternate index or method, as aforesaid, or Landlord may utilize an appropriate conversion factor so as to achieve substantially the same result as would have been obtained if the Consumer Price Index in effect and as computed, calculated and constituted on the Rent Commencement Date were still then in effect. Any CPI Change Notice shall be conclusive and binding upon Tenant unless, within thirty (30) days of Tenant's receipt of such CPI Change Notice, Tenant gives a written notice to Landlord setting forth Tenant's objections to said Notice. Any dispute as to a CPI Change Notice shall be submitted to arbitration in accordance with Article 29.5.

     Within a reasonable time after obtaining the appropriate data necessary to calculate the increase (if any) in the Parking Rent pursuant to the foregoing, Landlord shall give Tenant notice thereof; and if such notice shall not be given by the anniversary of the Rent Commencement Date in question, Tenant shall continue to pay the Parking Rent that was payable during the immediately preceding period, and the accrued deficiency (if any) shall be due and payable with the monthly installment of Parking Rent next following thirty (30) days after such notice.

     IN WITNESS WHEREOF the parties hereto have executed this Indenture of Lease in multiple copies, each to be considered an original hereof, as a sealed instrument on the day and year noted in Exhibit 1 as the Execution Date.

LANDLORD:                                     TENANT:

TECHNOLOGY SQUARE LLC,                           FORRESTER RESEARCH, INC.,
a Delaware limited liability company             a Delaware corporation

By: Beacon Capital Partners L.P.,
    a Delaware limited partnership
    d/b/a Beacon Capital Partners
    Limited Partnership, its manager

    By: Beacon Capital Partners, Inc., a

        Maryland corporation, its general
        partner

        By: _____________________      By: _______________________
        Name: ___________________      Name: _____________________
        Title: __________________      Title: ____________________

                                    EXHIBIT 4
                                    ---------

                               BASE BUILDING WORK

                                   EXHIBIT 4A
                                   ----------

                           PLANS AND RESPONSE SCHEDULE

         DATE                                                          ACTION REQUIRED
         ----                                                          ---------------

May 4, 1999:                                                  Landlord submits list of subcontractors to Tenant

May 7, 1999:                                                  Final 100% construction documents submitted to Landlord.

May 10, 1999:                                                 Tenant responds to Landlord's list of subcontractors with
                                                              approvals, disapprovals and additions

Three (3) business days after the
date that Landlord provides Tenant
with the GMP and the subcontractor
bids and appropriate analysis:                                Tenant approves GMP, selects subcontractors in each trade
                                                              from prequalified list, and authorizes Landlord in writing to proceed with the Tenant Improvement Work.

In addition to the schedule set forth above, Tenant shall respond, within two
(2) business days, to any request for approval from Landlord or Landlord's contractor in connection with Landlord's Work, provided however, that Tenant shall have three (3) business days to respond to proposed specification substitutions, and to approvals based upon unforeseen conditions.

                                    EXHIBIT 5
                                    ---------

                                BUILDING SERVICES

A.   General Cleaning (Monday through Friday)

     1. All stone, ceramic, tile, marble, terrazzo and other unwaxed flooring to be swept nightly, using approved dust-down preparation.

     2. All wood, linoleum, vinyl-asbestos, vinyl and other similar types of floors to be swept or dry mopped nightly, using dust-down preparation; all carpeting and rugs in the main traffic areas (corridors, reception areas, etc.) to be vacuumed nightly and all other carpeted areas to be vacuumed at least once each week.

     3.   Wax all public areas monthly.

     4.   Hand dust all furniture, files and fixtures nightly.

     5. Empty all waste receptacles nightly and remove waste paper and waste materials, including folded paper boxes and cartons, to a designated area.

     6.   Empty and clean all ash trays and screen all sand urns nightly.

     7. Wash and clean all water fountains and coolers nightly. Sinks and floors adjacent to sinks to be washed nightly.

     8. Hand dust all door and other ventilating louvers within reach, as necessary, but not less often than monthly.

     9.   Dust all telephones as necessary.

     10. Keep lockers and janitor sink rooms in a neat, orderly condition at all times.

     11.  Wipe clean all bright metal work as necessary.

     12. Check all stairwells throughout entire building nightly and keep in clean condition.

     13. Metal doors and trim of all public elevator cars to be properly maintained and kept clean.

B.   Common Area Lavatories

     1. Sweep and wash all lavatory floors nightly, using proper non-scented disinfectants.

     2. Clean all mirrors, powder shelves, bright work and enameled surfaces in all lavatories nightly. Scour, wash and disinfect all basins, bowls and urinals using non-scented disinfectants.

     3. Police lavatories during the day with matron or porter to pick up waste and replenish materials.

     4.   Wash all toilet seats nightly.

     5.   Fill toilet tissue holders nightly.

     6.   Empty paper towel receptacles nightly.

     7.   Empty sanitary disposal receptacles nightly.

     8.   Thoroughly clean all wall tile and stall surfaces as necessary.

C.   High Dusting

     Do all high dusting (not reached in nightly cleaning) quarterly which includes the following:

     1.   Dust all pictures, frames, charts, graphs, and similar wall hangings.

     2. Dust exposed pipes, ventilation and air conditioning louvers, ducts and high moldings.

D.   Window Cleaning

     1. All exterior windows (except for any retail/commercial areas) from the second floor and above will be cleaned inside and outside except when cleaning is rendered impracticable by inclement weather.

     2. Entrance doors and elevator lobby glass to be cleaned daily and kept in a clean condition at all times during the day.

     3. Wipe down all metal window frames as necessary but not less often than monthly.

E.   Building Lobbies

     1. Floors to be swept and washed or vacuumed nightly, and machine scrubbed according to Building Standard frequency.

     2.   Carpeting in passenger elevator cabs to be vacuum cleaned nightly.

     3. Lobby walls to be dusted as often as necessary, but not less than weekly.

     4.   Screen and clean sand urns nightly.

     5. Clean all unpainted metal work in a manner appropriate to original finish.

F.   Porters

     Necessary number of day porters under supervision will be assigned for the following services:

     1. Service all public and building operating space throughout the Building.

     2.   Keep elevator cars clean and neat during the day.

     3. Maintain lobbies clean and, during wet weather, mopped dry to the extent practicable.

     4. Dust and rub down all elevator doors, frames, telephone booths and directories daily.

     5.   Sweep sidewalks, ramps, etc. daily.

     6.   Clean roofs and setbacks as often as necessary.

     7.   Maintain firehose and equipment clean.

     8.   Lay and remove lobby runners as necessary.

     9.   Replenish toilet tissue, towels and other supplies in lavatories.

     10. Maintain fan rooms, motor rooms and air conditioning rooms in clean condition.

     11.  Check stairways and keep same neat and clean during the day.

     12. Clean exterior columns, exterior signs and metal work, standpipe and sprinkler system, walkways and stairs as necessary.

     13. If directed by superintendent, fill towel and soap dispensers and perform any emergency cleaning required.

                                    EXHIBIT 6
                                    ---------

                             BUILDING STANDARD ITEMS

                                    EXHIBIT 7
                                    ---------

                               HAZARDOUS MATERIALS

Phase I Environmental Site Assessment report prepared by Levine-Fricke-Recon dated October 3, 1997

Revised Asbestos-Containing Materials Summary Report for the Technology Square Complex, Cambridge, Massachusetts 02139, prepared by Levine-Fricke-Recon dated November 21, 1997.

                                    EXHIBIT 8
                                    ---------

                              RULES AND REGULATIONS

1. The entrances, lobbies, passages, corridors, elevators, halls, courts, sidewalks, vestibules, and stairways shall not be encumbered or obstructed by Tenant, Tenant's agents, servants, employees, licensees or visitors or be used by them for any purposes other than ingress or egress to and from the premises.

2. The moving in or out of all safes, freight, furniture, or bulky matter of any description shall take place on weekends or before 8 a.m. and/or after 6 p.m., Monday through Friday, or during other hours that Landlord may decide from time to time or as otherwise approved by Landlord, which approval shall not be unreasonably withheld or delayed. Landlord reserves the right to inspect all freight and bulky matter to be brought into the Building and to exclude from the Building all freight and bulky matter which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. Landlord reserves the right to have Landlord's structural engineer review Tenant's floor loads on the premises at Tenant's expense at the time Tenant is installing safes, freight, furniture or bulky matter.

3. Tenant or the employees, agents, servants, visitors or licensees of Tenant shall not at any time place, lease or discard any rubbish, paper, articles, or objects of any kind whatsoever outside the doors of the premises or in the corridors or passageways of the Building. No animals or birds shall be brought or kept in or about the Building, other than seeing eye dogs. Bicycles shall not be permitted in the Building.

4. Tenant shall not place objects against glass partitions or doors or windows or adjacent to any common space which would be unsightly from the Building corridors or from the exterior of the Building and will promptly remove the same upon notice from Landlord.

5. Tenant or the employees, agents, servants, visitors or licensees of Tenant shall not make noises, cause disturbances, create vibrations, odors or noxious fumes or use or operate any electrical devices or other devices that emit sound waves or are dangerous to other tenants and occupants of the Building or that interferes with the operation of any device or equipment or radio or television broadcasting or reception from or within the Building or elsewhere or with the operation of roads or highways in the vicinity of the Building.

6. Tenant shall not place or install any projections, antennae, aerials, or similar devices inside or outside of the premises without the prior written approval of Landlord.

7. Tenant may not (without Landlord's approval therefor, which approval will be signified on Tenant's Plans submitted pursuant to the Lease) and Tenant shall not permit or suffer anyone to: (a) cook in the premises (other than in microwave ovens); (b) at any time sell, purchase or give away or permit the sale, purchase, or gift of food in any form, except that food vendors shall be permitted to deliver prepared food ordered by invitees of Tenant and to collect money for such deliveries.

8. Tenant shall not: (a) use the premises for lodging, manufacturing or for any immoral or illegal purposes; (b) use the premises to engage in the manufacture or sale of spirituous, fermented, intoxicating or alcoholic beverages on the premises; (c) use the premises to engage in the manufacture or sale of, or permit the use of, any illegal drugs on the premises.

9. Tenant shall not use the name of the Building or use pictures or illustrations of the Building in advertising or other publicity without the prior written consent of Landlord, which consent will not be unreasonably withheld or delayed. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability for offices, and, upon written notice from Landlord, Tenant will refrain from or discontinue such advertising.

10. Door keys for doors in the premises will be furnished at the commencement of the Lease by Landlord. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanism thereof without the prior written consent of Landlord. Tenant shall purchase duplicate keys only from Landlord and will provide to Landlord the means of opening of safes, cabinets, or vaults left on the premises. Upon the termination of its tenancy, Tenant must return to Landlord all keys either furnished to or otherwise procured by Tenant, and in the event of the loss of any keys so furnished by Landlord, Tenant shall pay to Landlord the cost thereof.

11. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the premises closed and secured.

12. Tenant shall not make any room-to-room canvass to solicit business from other tenants in the Building and shall not exhibit, sell or offer to sell, use, rent or exchange any item or services in or from the premises unless ordinarily embraced within Tenant's use of the premises as specified in its Lease. Canvassing, soliciting and peddling in the Building are prohibited, and Tenant shall cooperate to prevent the same. Peddlers, solicitors and beggars shall be reported to Landlord's management office.

13. Tenant shall not waste electricity or water and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and shall refrain from attempting to adjust controls. Tenant shall keep corridor doors closed except when being used for access and except for Tenant's main entry door on the fourth (4th) floor of the Premises during normal business hours.

14. The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein.

15. Building employees shall not be required to perform, and shall not be requested by any tenant or occupant to perform, any work outside of their regular duties, unless under specific instructions from Landlord's management office.

16. Tenant shall comply with all security measures from time to time established by Landlord for the Building including, but not limited to, the below-listed procedure for the control of all building access cards issued to Tenant, Tenant's employees or agents.

     (a) Upon occupancy, Tenant shall submit a list of all authorized personnel who will require building access cards. This list is to be on the form provided in the Tenant's Handbook.

     (b) During tenancy, Tenant shall notify Landlord in writing when additional building access cards are required for new employees. Additionally, Tenant shall promptly notify Landlord in writing when a cardholder's authorization has been revoked (e.g., upon termination of employment).

     (c) Upon termination of tenancy, Tenant shall promptly return all building access cards issued to Tenant, Tenant's employees or agents. For all access cards not returned to Landlord, Tenant will be charged a fee to cover Landlord's cost to replace each card.

17. All wiring installed in Tenant's premises by Tenant or Tenant's agents shall be done in compliance with the rules and regulations of the State Building Code Commission.

18. Tenant shall become familiar with the proper use and handling of all fire extinguishers provided by Landlord in Tenant's premises and shall be responsible for the periodic inspection and maintenance of said extinguishers in accordance with the manufacturer's instructions.

19. Tenant shall participate in Landlord's semi-annual fire drills for the Building and shall appoint a fire marshal representing the Tenant and one additional fire marshal for each group of 50 employees.

20. Smoking is strictly prohibited by law in all areas of the Building including, without limitation, tenant premises, lobbies, elevators, rest rooms, vacant tenant spaces, entranceways, vestibules, stairwells, etc.). Tenant shall inform its employees of this law and shall be responsible for any violation of this law by its employees.

21. In the event Landlord has deposited a check from Tenant, and said check is returned to Landlord by Landlord's bank, then Landlord shall charge Tenant as additional rent a $35 processing fee (the "Processing Fee") for the returned check. In addition, until Landlord is able to redeposit Tenant's check, Landlord shall charge interest on the uncollectible funds in accordance with the provisions of Article 6(a) of the Lease. In the event the fee charged to Landlord for the returned check increases, then the Processing Fee shall be increased accordingly.

22. Parking is strictly prohibited in all handicapped spaces (unless vehicle has the appropriate handicapped sticker or license plate), fire lanes, tow zones, and other "no parking" areas (the "restricted areas"). Any vehicle found parking in a restricted area will be issued a citation and fined by the Cambridge Police Department. Repeated violators of this rule will have their vehicles towed without notice at their own expense. Tenant shall be responsible for notifying its employees of this rule and shall be responsible for any violation of this rule by its employees, including, but not limited to, reimbursing Landlord for all costs incurred in towing Tenant's employees' vehicles from the restricted areas.

23. Rollerblading and skateboarding are strictly prohibited within the Complex. Tenant shall be responsible for notifying its employees of this rule and shall be responsible for any violation of this rule by its employees.

24. Tenant shall abide by Landlord's move-in/move-out procedures contained in the Tenant Handbook, including, but not limited to, (i) scheduling Tenant's move-in and move-out only on weekends or after 6 p.m. Monday through Friday, and (ii) using only one padded building elevator during these moves. Notwithstanding the foregoing, Tenant shall not be required to comply with clause (i) hereof in connection with Tenant's initial move into the Premises and Tenant shall have the right to use more than one padded building elevator during such initial move. Tenant must notify Landlord 24 hours in advance so that Landlord can arrange for the padding of the elevator.

25. The speed limit at all times within the Complex is 20 miles per hour. Tenant shall adhere to this speed limit, shall be responsible for notifying its employees of this rule, and shall be responsible for any violation of this rule by its employees.

26. In the event Landlord permits Tenant to hire its own contractors to perform any tenant construction work, Tenant shall make its contractors aware of these Rules and Regulations and shall be responsible for any violation of these Rules and Regulations by Tenant's contractors.

                                    EXHIBIT 9
                                    ---------

                              TABLE OF DEFINITIONS

Defined Term                                             Article
------------                                             -------

ADA                                                      17.7(c)
additional cost to Landlord                              4.6
Additional Letter of Credit                              Rider, Para. 8(D)
Affiliate of Tenant                                      16(c)
Alterations                                              12(c)
Alterations Which Must Be Removed by Tenant              12(c)
Annual Charge-Off                                        9.1(g5)(ii)
Antenna                                                  Rider, Para. 7
Antenna Area                                             Rider, Para. 7
Arbitration                                              Exhibit 1
Area Objection Notice                                    6(c)
Assumption Agreement                                     16(b)
available for lease to Tenant                            Rider, Para. 3(A)
Bankruptcy Law                                           4.1(e)
Bankruptcy Proceeding                                    4.1(e)
Base Building                                            Exhibit 4
Base Building Work                                       4.5(ii)
Base Year                                                9.1(b)
Beacon - Skanska                                         4.4(a)(ii)
Brokers                                                  Exhibit 1
Building                                                 Exhibit 1
Building 549                                             6(c)
Building Courtyard Area                                  2.3(a)(4)
Building Operating Cost Base                             Exhibit 1
Building Operating Costs                                 9.1(g1)
Building Parking Area                                    2.3(a)
Building Services                                        Exhibit 5
Building Tax Base                                        Exhibit 1
Building Taxes                                           9.1(d1)
Building, etc.                                           29.3(a)
business days                                            8.3
Capital Expenditures                                     9.1(g5)(i)
Capital Interest Rate                                    9.1(g5)(iv)
Capital Loan                                             9.1(g5)(ii)
Central Building System                                  Rider, Para. 7(S)(i)
Certificate of Occupancy                                 4.2(a)
Collateral                                               Rider, Para. 8(F)

Complex                                                  Exhibit 1
Complex Operating Costs                                  9.1(g2)
Complex Operating Cost Base                              Exhibit 1
Condemnation Parking Limit                               20.2
Construction Rent                                        6(b)
Consumer Price Index                                     29.12
Cooling Tower                                            Rider, Para. 10
CPI Change Notice                                        29.12
Dispute Increase                                         9.8
Environmental Laws                                       7(a)
Estimated Restoration Period                             18.4(b)
Excluded Costs                                           9.1(g4)
Execution Date                                           Exhibit 1
Exercise Notice                                          Rider, Para. 2(B)
Existing Category                                        9.8
Expansion Area A                                         Rider, Para. 2(A)
Expansion Area B                                         Rider, Para. 2(A)
Expansion Area C                                         Rider, Para. 2(A)
Expansion Area(s)                                        Rider, Para. 2(A)
Expansion Notice                                         6(c)
Expiration Date                                          Rider, Para. 6(A)
Exterior Sign                                            Exhibit 10
Fair Market Rental Value                                 Rider, Para. 4
First Target Date                                        4.1(b)
fitness center                                           4.3(b)
Floor 8                                                  Rider, Para. 6(A)
Floor 8 Contribution                                     Rider, Para. 6(C)(i)
Force Majeure Date                                       4.1(d)
Force Majeure Delays                                     4.1(b)
Form of Overlandlord's Consent                           Exhibit 21
Form of Assignment and Assumption Agreement              Exhibit 22
GMP                                                      4.4(a)(ii)
Garage                                                   2.3(b)
General Conditions                                       Exhibit 20
Hazardous Material                                       7(c)
Holdover Damages                                         22(c)
Inapplicable Provisions                                  3.2
Land                                                     9.1(d2)
Land Taxes                                               9.1(d3)
Landlord                                                 Exhibit 1
Landlord Cure Period                                     21.8
Landlord Service Interruption Cure Period                8.8(b)
Landlord's Additional Contribution                       4.5(ii)
Landlord's Contribution                                  4.5(ii)

Landlord's Default                                       21.8
Landlord's Force Majeure Notice                          4.1(d)
Landlord's Notice                                        Rider, Para. 3(B)
Landlord's Response Period                               16(d)(3)
Landlord's Work                                          Exhibit 4
Laws                                                     17.7(a)
Lease Rate                                               6(a)
Lease Year                                               Exhibit 1
Letter of Credit                                         Rider, Para. 8(A)
Letter of Credit Amount                                  Rider, Para. 8(B)
Losses                                                   7(e)
Market Area                                              5.2
Mailing Address                                          Exhibit 1
Maximum Consent Charge                                   29.9
Measurement Standards                                    Exhibit 11
Mortgage(s)                                              23(d)
Mortgagee                                                23(e)
Mortgagee(s)                                             23(d)
Mortgagor(s)                                             23(d)
Net Sublease Profit                                      16(i)
New Category                                             9.1(b)
New Leases                                               22(c)
Nondisturbance Agreement                                 23(a)
Notice Date                                              Rider, Para. 2(D)
Occupancy Condition                                      Rider, Para. 1(A)
Off-Site Parking Agreement                               Exhibit 18
Off-Site Parking Areas                                   2.3(c)
On-Site Parking Areas                                    2.3(b)
Open Book                                                4.4(a)(v)(A)
Operating and Tax Escalation                             Exhibit 1
Operating Costs                                          9.1(g)
Operating Expense Excess                                 Exhibit 1 and 9.3(a)
Operating Year                                           9.1(a)
Operating Year End Statement                             9.3(a)
Outside Completion Date                                  4.1(c)
Outside Restoration Period                               18.4(b)
Overtime HVAC Charge                                     8.5(b)
Overtime Hours                                           8.5(a)
Parking Areas                                            2.3(d)
Parking Offer Notice                                     2.3(b)
Parking Offer Period                                     2.3(b)
Parking Offer Spaces                                     2.3(b)
Parking Rent                                             2.3(b)
Parking Violation                                        2.3(b)
Parking Violation Notice                                 2.3(b)

Permitted Initial Sublease                               16(d)(6)
Permitted Tenant Successor                               16(b)
Permitted Users                                          5.1
Plans and Response Schedule                              Exhibit 4A
Premises                                                 Exhibit 1
Premises Untenantability Cure Period                     15.6(b)
Prohibited Expansion Area Lease                          Rider, Para. 2(C)
Project Executive                                        4.4(a)(v)(C)
Project Manager                                          4.4(a)(v)(C)
Protected Sublease                                       16(d)(5)(iii)
Provider                                                 Rider, Para. 10
Punch List Items                                         4.2(a)
Qualified Transferee                                     16(d)(4)
Recapture Offer                                          16(d)(2)
Recapture Period                                         16(d)(2)(iii)
Recapture Premises                                       16(d)(2)(ii)
Relocated Rooftop Area                                   Rider, Para. 7(O)
Relocated Telecommunications Space                       Rider, Para. 10(H)
Rent                                                     6(a)
Rent Commencement Date                                   Exhibit 1 and 3.1(b)
Rent Commencement Date in respect to the Expansion       Rider, Para. 2(E)(i)
Areas
Requesting Party                                         17.5
requisition                                              Rider, Para. 6(C)(ii)
Responding Party                                         17.5
Restoration Deadline Date                                18.4(c)
RFO Premises                                             Rider, Para. 3(A)
RFO Premises A                                           Rider, Para. 3(A)
RFO Premises B                                           Rider, Para 3(A)
Rooftop Installations                                    Rider, Para. 7(D)
Rules and Regulations                                    17.1
Second Target Date                                       4.1(b)
Security Proceeds                                        Rider, Para. 8(E)
Specifically Included Operating Costs                    9.1(g6)
Specified Commencement Date                              Rider, Para. 3(B)
Specified Rent Commencement Date                         Exhibit 1
State                                                    29.2
Sublease Expenses                                        16(i)
Substantially Completed                                  4.2(a)
Substitute Letter of Credit                              Rider, Para. 8(C)
Suitable for Tenant's Rooftop Installations              Rider, Para. 7
T.I. Control Budget                                      4.4(a)(iii)
Tax Excess                                               9.2(a)
Tax Period                                               9.1(f)
Taxes                                                    9.1(d)

Tax Year End Statement                                   9.2(a)
Tenant                                                   Exhibit 1
Tenant Delay                                             4.2(b)
Tenant Delay Payment                                     4.2(b)
Tenant Improvement Work                                  4.4(a)(ii)
Tenant's Building Operating Cost Percentage              Exhibit 1
Tenant's Building Tax Percentage                         Exhibit 1
Tenant's Complex Operating Cost Percentage               Exhibit 1
Tenant's Exercise Notice                                 Rider, Para. 3(B)
Tenant's First Termination Notice                        4.1(c)
Tenant's Operating Cost Percentage                       Exhibit 1
Tenant's Plans                                           4.3(a)
Tenant's Representative                                  4.4(a)(v)
Tenant's Request                                         Rider, Para. 1(B)(ii)
Tenant's Second Termination Notice                       4.1(d)(i)
Tenant's Service Partner                                 27
Tenant's Tax Percentage                                  Exhibit 1
Tenant's Termination Damage                              4.1(d)(ii)
Tenant's Trade Fixtures                                  11
Term Commencement Date                                   Exhibit 1 and 3.1(a)
Term Commencement Date in respect of each Expansion      Rider, Para. 2(E)(i)
Area
Term Commencement Date in respect of such RFO Premises   Rider, Para. 2(C)(i)
Term Commencement Date in respect of the Antenna Area    Rider, Para. 7
Termination Date                                         Exhibit 1
Total Rentable Area                                      Exhibit 1
Use                                                      Exhibit 1
Useful Life                                              9.1(g5)(iii)
Vacant RFO Premises                                      Rider, Para. 3(A)
Warranty Commencement Date                               4.8
Warranty Expiration Date                                 4.8
wet laboratory                                           Rider, Para. 5(A)
Yearly Rent                                              Exhibit 1

                                   EXHIBIT 10

                                      SIGNS

1. Landlord, at Tenant's cost and expense, shall install a Building standard sign at the entrance door of the Premises identifying Tenant.

2. Any changes in the signs or listings identifying Tenant shall be at Tenant's expense.

3. Neither Landlord's name, nor the name of the Building or the Complex, or the name of any other structure erected therein shall be used without Landlord's consent in any advertising material (except on business stationery or as an address in advertising matter), nor shall any such name, as aforesaid, be used in any undignified, confusing, detrimental or misleading manner.

4. Provided that and for so long as Forrester Research, Inc., is itself occupying at least 100,000 square feet of space in the Building, Tenant shall have the exclusive right (subject to Landlord's right to erect and maintain a Building name and street address sign on the exterior of the Building) to erect and maintain two signs on the exterior of the Building ("Exterior Signs") as shown on the attached exhibit provided (i) the Exterior Signs comply with all applicable laws (and Tenant shall have obtained any necessary permits prior to erecting the Exterior Sign), (ii) the Exterior Signs shall be located as shown on the elevations attached hereto as part of this Exhibit 10, (iii) the materials, design and lighting of the Exterior Signs shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld, and (iv) Tenant shall at all times maintain the Exterior Signs in good order and condition and shall remove the Exterior Signs at the expiration or earlier termination of the term hereof and shall repair any damage to the Building caused by the Exterior Signs or its installation or removal. Landlord agrees, at Tenant's cost, to reasonably cooperate with Tenant in obtaining any necessary governmental approvals, permits, etc. in connection with the Exterior Signs.

5. Tenant shall have the right, during the term of the Lease, to use up to Tenant's Building Operating Cost Percentage of the Building directory to list the name of Tenant, subtenants or assignees permitted to occupy the Premises pursuant to Article 16, and the names of employees of any of the foregoing. Listings, as of the Rent Commencement Date, shall be at Landlord's cost and expense. Any changes, replacements or additions by Tenant to such directory shall be at Tenant's sole cost and expense.

6. So long as Forrester Research, Inc., an Affiliate of Tenant and/or a Permitted Tenant Successor, as such terms are defined in Article 16 of the Lease, collectively are occupying at least 100,000 square feet of Total Rentable Area in the Building, Landlord shall not grant any tenant in the Building the right to install any signs in the lobby of the Building. This Paragraph 6 shall not limit Landlord's right to install a


                                    -xviii-

     Building directory or to permit tenants who lease premises on the first floor of the Building to install and maintain tenant identification signage at their entrance doors.

7. Subject to all necessary governmental approvals, Tenant shall have non-exclusive rights to space on signage which Landlord will install at the exterior entrance or entrances of the Building. Such space shall based upon Tenant's Building Operating Cost Percentage of the Building.

                                  SIGN EXHIBIT

                                   EXHIBIT 11

                              MEASUREMENT STANDARDS

                                   EXHIBIT 12

                                LETTER OF CREDIT

BENEFICIARY:                                             ISSUANCE DATE:

                                                         ________________, 199__

[Landlord's Name]
c/o___________________________                           IRREVOCABLE STANDBY
                                                         LETTER OF CREDIT NO.


ACCOUNTEE/APPLICANT:                                     MAXIMUM/AGGREGATE
                                                         CREDIT AMOUNT:_________
_________________                                        USD ___________________
[TENANT NAME]

LADIES AND GENTLEMEN:

     We hereby establish our irrevocable letter of credit in your favor for account of the applicant up to an aggregate amount not to exceed
____________________ US Dollars ($___________) available by your draft(s) drawn on ourselves at sight accompanied by:

     Your statement, signed by a purportedly authorized officer/official certifying that the Beneficiary is entitled to draw upon this Letter of Credit (in the amount of the draft submitted herewith) pursuant to Paragraph 8 of the Rider to the Lease (the "Lease") dated ________________ by and between ____________________, as Landlord, and _________________, as Tenant.

     Draft(s) must indicate name and issuing bank and credit number and must be presented at this office.

     You shall have the right to make partial draws against this Letter of Credit, from time to time.

     Except as otherwise expressly stated herein, this Letter of Credit is subject to the "Uniform Customs and practice for Documentary Credits, International Chamber of Commerce, Publication No. 500 (1993 Revision)".

     This Letter of Credit shall expire at our office on ________________ (the "Stated Expiration Date"). It is a condition of this Letter of Credit that the Stated Expiration Date shall be deemed automatically extended without amendment for successive one (1) year periods from such Stated Expiration Date, unless at least forty-five (45) days prior to such Stated Expiration Date (or any anniversary thereof) we shall notify you and the Accountee/Applicant in writing by registered mail (return receipt) that we elect not to consider this Letter of Credit extended for any such additional one (1) year period.


                                    -xxiii-

                                   EXHIBIT 13

                BUILDING PARKING AREA AND BUILDING COURTYARD AREA

                                   EXHIBIT 14

                                SECURITY SERVICES

1. Contract security personnel will be posted on the Complex (including the Garage) and will tour all buildings and exterior areas periodically on a 24 hour 7 day per week basis.

2. Building Common Areas and exterior areas of the Complex (including the Garage) will be monitored by closed circuit video cameras, which will be monitored by security personnel on a 24 hour 7 day per week basis.

3. An electronic card access system will be installed at Building entrance doors and in passenger elevators.

4. The Garage will be patrolled by security personnel Monday through Friday from 8:00 A.M. to 9:00 A.M. and from 5:00 P.M. to 7:00 P.M.

5. Call box on buildings to permit business invitees access to tenant premises.

                                   EXHIBIT 15

                            CONFIDENTIALITY AGREEMENT

                              TECHNOLOGY SQUARE LLC
                           c/o BEACON CAPITAL PARTNERS
                               ONE FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                                                            ______________, 1999


Forrester Research, Inc.
1033 Massachusetts Avenue
Cambridge, Massachusetts

Attention:  PRESIDENT

Dear Sir or Madam:

As you are aware, we are about to enter into a certain business relationship with you ("Relationship") pursuant to which we shall disclose to you certain financial and other information ("Confidential Information") relating to us. The Confidential Information is proprietary and confidential to us and is of significant importance and value to us and our business. Accordingly, in order to induce us to provide to you such Confidential Information and in consideration of our entering into the Relationship with you, you have agreed as follows:

1.   You shall not at any time -

     (a) publish or disclose any Confidential Information heretofore or hereafter disclosed to you to anyone other than only to those persons who have a need to know such Confidential Information at the time of such disclosure to you; or

     (b) directly or indirectly use any Confidential Information for your own benefit or for the benefit of any third party.

2. You shall use Confidential Information solely for the purpose for which it may have been disclosed to you at the time of such disclosure. You shall apply to Confidential Information such security procedures as you apply to like information of your own, and, at our expense, such reasonable additional security procedures as we may require in order to avoid inadvertent disclosure of Confidential Information to unauthorized employees or to third parties, and to avoid commingling of Confidential Information with information of third parties, provided that you shall in any event, at your expense, provide a secure place for your retention and use of Confidential Information and observe and comply with Paragraph 3 hereof.

3. You have represented and warranted to and agreed with us that each of your directors, officers and employees or other persons to whom Confidential Information may be disclosed will be advised in advance of the terms of this Agreement and will be required to enter into or to have entered into written agreements which shall preserve, for our benefit and for yours, the confidentiality of such Confidential Information.

4. You understand and acknowledge and agree that Confidential Information is of great competitive as well as monetary value to us and that, therefore, we shall have the right to bring an action to enjoin the disclosure of Confidential Information, it being agreed that a suit for monetary damages alone would be an inadequate remedy.

5. You agree to mark any written record made by you of our Confidential Information or acquired by you as "TECHNOLOGY SQUARE - CONFIDENTIAL" or to like effect.

6. Upon our written request, you shall promptly return to us all documents or records and all copies thereof containing our Confidential Information. All documents, memoranda, notes and other writings prepared by you on the basis of our Confidential Information, or a license under any patent or trade secret of ours.

7. Nothing contained herein shall be construed to grant you a license or right to use any Confidential Information, or a license under any patent or trade secret of ours.

8. "Confidential Information" is defined for purposes of this Agreement to include, but not to be limited to, any one or more of the following: the existence of this Agreement between the parties hereto, non-public financial data provided to Tenant in connection with Tenant's rights under
     Article 9 of the Lease. Confidential Information includes, without limitation, such of the foregoing as may be disclosed to you, directly or indirectly, by any party in any manner from time to time.

9. You acknowledge that with respect to Confidential Information, Confidential Information will be disclosed, or otherwise made available to you incident to a relationship of trust and confidence.

10. Anything herein to the contrary notwithstanding, you shall not have any obligation of confidentiality with respect to any Confidential Information which:

     (a) was already known to you prior to acquisition from, or disclosure by us; or

     (b)  is or becomes publicly known through no fault or act of yours; or
     (c) is rightfully received by you from a third party not known by you to have an obligation of confidentiality to us with respect thereto; or
     (d)  is approved for release by our written authorization; or
     (e) you are ordered by a court of competent jurisdiction to disclose; provided such disclosure is strictly in accordance with such order, and provided further that you shall have given us prompt prior notice of such order and of any request therefor and a reasonable opportunity, at our expense, to object to or appeal from, or to require you to object to or appeal from, any such order or request therefor and/or to obtain a protective order with respect thereto.

11. This Agreement is executed as a sealed instrument and shall be construed and governed by the laws of the Commonwealth of Massachusetts without regard to conflicts of law principles and shall be enforceable for our benefit and the benefit of our affiliates, successors and assigns.

Kindly confirm that the foregoing correctly states our agreement by signing the extra copy of this letter and returning it to us.

                             *          *         *


                                    Very truly yours,

                                    TECHNOLOGY SQUARE LLC

                                     By:   Beacon Capital Partners, L.P.,
                                           a Delaware limited partnership
                                           d/b/a Beacon Capital Partners
                                           Limited Partnership, its manager

                                           By:   Beacon Capital Partners, Inc.
                                                 a Maryland corporation, its
                                                 general partner

                                                 By:___________________________
                                                     (Name)              (Title)

Confirmed and agreed to:

FORRESTER RESEARCH, INC.


                                    -xxviii-

By:__________________________________
   Its ______________, Authorized Signatory

                                   EXHIBIT 16

                            OPERATING COST CATEGORIES

                                   EXHIBIT 17

                              FLOOR LOAD CAPACITIES

                                   EXHIBIT 18

                           OFF-SITE PARKING AGREEMENT


                                    -xxxii-

                                   EXHIBIT 19

                                    TAX LOTS


                                    -xxxiii-

                                   EXHIBIT 20

                        DEFINITION OF GENERAL CONDITIONS


                                    -xxxiv-

                                   EXHIBIT 21

                         FORM OF OVERLANDLORD'S CONSENT

A.   The undersigned Overlandlord, as Landlord, under a certain lease dated

     ________________ (the "Lease"), by and between ____________________, a

     Delaware limited liability company, Landlord, and ______________, Tenant,

     for premises in the Building (the "Premises"), hereby consents to a sublease ("Sublease") by and between _______________, as Sublandlord, and

     ________________, as Subtenant, for premises on the ____________ floor of the Building ("Sublet Premises"), provided that:

     1.   A copy of any notice sent pursuant to said Sublease shall be sent to:

          Beacon Capital Partners, Inc., One Federal Street, Boston,

          Massachusetts 02110, Attention: Treasurer.

     2.   Subtenant shall have no right, without Overlandlord's prior written consent, to further sublet the Sublet Premises or any portion thereof nor shall the Subtenant have any right, without Overlandlord's prior written consent, to assign said sublease.

     3.   Subtenant shall name Overlandlord as an additional insured party under any liability insurance policy which Subtenant is required to maintain and, prior to taking possession of the Sublet Premises, Subtenant shall deliver to Overlandlord a certificate of such insurance.

B.   Nothing herein contained shall:

     1.   Be deemed to diminish or relieve ________________ of its primary responsibility as party-tenant under the Lease;

     2.   Be deemed in any way to limit, restrict, or diminish Overlandlord's rights under the Lease;

     3.   Extend, or otherwise increase, Overlandlord's obligations under the

          Lease;

          or

     4.   Extend the term of the Lease.

          Without limiting the foregoing, in the event that the Lease is terminated for any reason, Subtenant shall have no further right to occupy the Sublet Premises.

C.   Anything to the contrary to provisions and conditions of this

     Overlandlord's Consent which is contained in any instrument of sublease shall be null and void and of no force and effect so far as it relates to the rights and obligations of Overlandlord.

D.   By executing this Overlandlord's Consent, the Overlandlord shall not be deemed to have consented to any work proposed to be performed by Tenant or

     Subtenant in the Premises. Any and all alterations, additions and improvements in or to the Sublet Premises shall be subject to

     Overlandlord's prior written consent.

E.   The undersigned Overlandlord hereby reserves its right to withhold consent where the Lease allows the Landlord to withhold consent.


                                    -xxxvi-

F.   To the best of Landlord's knowledge, Tenant is not, as of the date of this

     Overlandlord's Consent, in default of any of its obligations under the

     Lease.

                                   OVERLANDLORD:
                                   TECHNOLOGY SQUARE LLC,
                                   a Delaware limited liability company

                                   By:   Beacon Capital Partners L.P.,
                                         a Delaware limited partnership
                                         d/b/a Beacon Capital Partners
                                         Limited Partnership, its manager

                                         By:   Beacon Capital Partners, Inc., a
                                               Maryland corporation, its general
                                               partner

                                               By: ____________________________
                                               Name: __________________________
                                               Title: _________________________


                                    -xxxvii-

                                   EXHIBIT 22

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT


     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is made as of the date first above written by and among ___________________, a __________________("Assignor"),

______________________("Assignee "), and ______________________("Landlord").


     WHEREAS, Assignor is Tenant under a lease with Landlord dated

_________________ (the "Lease") in respect of certain space located in the

Building ("Premises"):

     WHEREAS, Assignor desires to assign its interest in the Lease to Assignee;

     WHEREAS, Landlord is willing to consent to such assignment on the terms and conditions hereinafter set forth; NOW THEREFORE, in consideration of the mutual agreements herein contained, it is agreed between the parties as follows:

     1.   Effective as of _______________, Assignor hereby assigns to Assignee all of its right, title and interest in the Lease.

     2.   For the express benefit of Landlord, Assignee hereby assumes all of the obligations of Assignor under the Lease and Assignee agrees to perform and keep all covenants, conditions and agreements of Assignor under the Lease.

     3.   Assignee hereby covenants and agrees that the provisions of Article 16 of the Lease shall apply to all future proposed assignments of

          Assignee's interest under the Lease and to all future proposed subleases of said Premises.


                                   -xxxviii-

     4.   In consideration of the foregoing agreements by Assignee, and without in any way diminishing the primary liability of Assignor as party-tenant under the Lease, the Landlord hereby consents and agrees to the foregoing assignment by Assignor to Assignee.

     EXECUTED under seal as of the date first above written.

LANDLORD:                                      ASSIGNOR:

TECHNOLOGY SQUARE LLC,
a Delaware limited liability company

By: Beacon Capital Partners L.P.,
    a Delaware limited partnership
    d/b/a Beacon Capital Partners
    Limited Partnership, its manager

    By: Beacon Capital Partners, Inc., a
        Maryland corporation, its general
        partner

        By: _____________________              By: _______________________
        Name: ___________________              Name: _____________________
        Title: __________________              Title: ____________________

Date Signed:_____________________              Date Signed:________________

                                                    ASSIGNEE:

                                                    By: ______________________
                                                        (Name)         (Title)
                                                        Hereunto Duly Authorized

                                                    Date Signed: _______________

                                   EXHIBIT 1
                                Building No. 565
                                TECHNOLOGY SQUARE
                            Cambridge, Massachusetts

                        Tenant: FORRESTER RESEARCH, INC.
                           Execution Date: May 6, 1999


Tenant:               FORRESTER RESEARCH, INC.
                      a Delaware corporation

Mailing Address:      Forrester Research, Inc.
                      1033 Massachusetts Avenue
                      Cambridge, Massachusetts 02138
                      Attn:  President
                      with a copy to:  Chief Financial Officer

                      and with a copy to:
                      Stephen P. Lindsay, Esq.
                      Ropes & Gray
                      One International Place
                      Boston, Massachusetts  02110

Landlord:             TECHNOLOGY SQUARE LLC
                      a Delaware limited liability company (the sole manager of which is Beacon Capital Partners, L.P., a Delaware limited partnership, d/b/a Beacon Capital
                      Partners Limited Partnership, the sole general partner of which is Beacon Capital Partners, Inc., a Maryland corporation.)

Mailing Address:      c/o Beacon Capital Partners, One Federal Street, Boston,
                      Massachusetts 02110, Attention:  General Counsel

Complex: The land, buildings and other improvements thereon, from time to time, located off Main Street in the City of Cambridge, Middlesex County, Commonwealth of Massachusetts known as Technology Square. The Complex is initially substantially as shown on Exhibit 3, Sheet 1, and the legal description of the Complex is set forth on Exhibit 3, Sheets 2, 3, and 4; however, the Complex may change from time to time as set forth herein.

Building:             565 Technology Square, Cambridge, Massachusetts

Premises:             Areas on Floors 2-8 of the Building, substantially as
                      shown on Lease Plan, Exhibit 2, Sheets 1 through 7.
                      Floors 2-6 are hereinafter referred to as "Portion
                      2-6" of the Premises; Floor 7 is hereinafter referred to as "Portion 7" of the Premises, and Floor 8 is hereinafter referred to as "Portion 8" of the Premises; each of

                                   EXHIBIT 1
                                Building No. 565
                                TECHNOLOGY SQUARE
                            Cambridge, Massachusetts

                        Tenant: FORRESTER RESEARCH, INC.
                           Execution Date: May 6, 1999


                      Portion 2-6, Portion 7 and Portion
                      8 of the Premises is hereinafter referred to as a "Portion" of the Premises.

Art. 3.1              Term Commencement Date:

                            Portion 2-6 and Portion 7:  May 6, 1999
                            Portion 8:  Rent Commencement Date in respect of
                                        Portion 8

                      Specified  Rent Commencement Date:

                            Portion 2-6: September 1, 1999
                            Portion 7:   July 1, 2000

                      Rent Commencement Date:

                            Portion 8:  A date between July 1, 2002 and December
                                        31, 2002, as determined pursuant to the
                                        provisions of Paragraph 6 of the Rider
                                        to Lease

Art. 3.2              Termination Date: Subject to the provisions of the Lease,
                                        seven (7) years after the Rent
                                        Commencement Date in respect of Portion
                                        2-6 of the Premises or such later date
                                        to which the term of this Lease may be
                                        extended by Tenant pursuant to the terms of Paragraph 1 of the Rider to Lease

Art. 4.3              Plans and
                      Construction
                      Schedule:         See Exhibit 4A to Lease

Art. 5                Use of Premises:  General business office use and, subject to the provisions of the Lease, such
                                        ancillary or incidental uses (including, without limitation, cafeteria, fitness center, day care, and computer rooms) as are not inconsistent with a first-class office park

Art. 6                Yearly Rent:

                                   EXHIBIT 1
                                Building No. 565
                                TECHNOLOGY SQUARE
                            Cambridge, Massachusetts

                        Tenant: FORRESTER RESEARCH, INC.
                           Execution Date: May 6, 1999


With respect to Portion 2-6:

-------------------------------------------------------------------------------------------------------------
                                                                                   Yearly Rent Rate Per
Lease Year1                 Yearly Rent               Monthly Payment             Square Foot of Total
                                                                                   Rentable Area
-------------------------------------------------------------------------------------------------------------
              1-2            $3,638,775.00              $303,231.25                $35.00
-------------------------------------------------------------------------------------------------------------
              3-4            $3,898,687.50              $324,890.62                $37.50
-------------------------------------------------------------------------------------------------------------
              5-7            $4,158,600.00              $346,550.00                $40.00
-------------------------------------------------------------------------------------------------------------


With respect to Portion 7:

-------------------------------------------------------------------------------------------------------------
                                                                                   Yearly Rent Rate Per
Lease Year1                  Yearly Rent                Monthly Payment            Square Foot of Total
                                                                                   Rentable Area
-------------------------------------------------------------------------------------------------------------
Rent Commencement Date in   $727,755.00                $60,646.25                 $35.00
respect of Portion 7-end
of Lease Year 2
-------------------------------------------------------------------------------------------------------------
              3-4            $779,737.50                $64,978.13                 $37.50
-------------------------------------------------------------------------------------------------------------
              5-7            $831,720.00                $69,310.00                 $40.00
-------------------------------------------------------------------------------------------------------------

With respect to Portion 8:

-------------------------------------------------------------------------------------------------------------
                                                                                   Yearly Rent Rate Per
Lease Year1                  Yearly Rent                Monthly Payment            Square Foot of Total
                                                                                   Rentable Area
-------------------------------------------------------------------------------------------------------------
Rent Commencement Date in   $779,737.50                $64,978.13                 $37.50
respect of Portion 8-end
of Lease Year 4
-------------------------------------------------------------------------------------------------------------
              5-7            $831,720.00                $69,310.00                 $40.00
-------------------------------------------------------------------------------------------------------------

Art. 7                Total Rentable Area of the Premises:


------------------------------
1 For the purposes hereof, "Lease Year" shall be defined as any twelve (12) month period commencing as of the Rent Commencement Date for Portion 2-6 of the Premises or as of any anniversary of said Rent Commencement Date, except that the last Lease Year shall end on the expiration or earlier termination of the term hereof.

                                   EXHIBIT 1
                                Building No. 565
                                TECHNOLOGY SQUARE
                            Cambridge, Massachusetts

                        Tenant: FORRESTER RESEARCH, INC.
                           Execution Date: May 6, 1999


                                    Floors 2-8: 20,793 square feet each
                                    Expansion Space A: 20,144 square feet
                                    Expansion Space B: 16,702 square feet

                      Total Rentable Area of the Building: 197,069 square feet (the Total Rentable Area of the Building excludes the 10th floor of the Building)

                      Initial Total Rentable Area of the Complex:  540,959
                                    square feet

Art. 8                Electricity:  Electric current will be metered and
                                    paid for by Tenant in accordance with
                                    Article 8.1 of the Lease.


Art. 9                Operating and Tax Escalation:

                            Operating Expense Excess:
                                    Tenant's Building Operating Cost Percentage
                                    (subject to Article 9.1(c)):
                                         Portion 2-6:  52.76% (i.e., 103,965 /
                                                       197,069)
                                         Portion 7:    10.55% (i.e., 20,793 /
                                                       197,069)
                                         Portion 8:    10.55% (i.e., 20,793 /
                                                       197,069)

                                    Tenant's Complex Operating Cost Percentage
                                    (subject to Article 9.1(c)):
                                         Portion 2-6:  19.22% (i.e., 103,965 /
                                                       540,959)
                                         Portion 7:    3.84% (i.e., 20,793 /
                                                       540,959)
                                         Portion 8:    3.84% (i.e., 20,793 /
                                                       540,959)

                                    Note: Tenant's Complex Operating Cost
                                          Percentage is a ratio of the Total
                                          Rentable Area of the Premises to the
                                          Total Rentable Area of the Complex,
                                          and will change if the Total Rentable
                                          Area of the Premises or the Complex
                                          changes.

                                    Building Operating Cost Base:  Building
                                        Operating Costs for calendar year 1999,
                                        adjusted to

                                   EXHIBIT 1
                                Building No. 565
                                TECHNOLOGY SQUARE
                            Cambridge, Massachusetts

                        Tenant: FORRESTER RESEARCH, INC.
                           Execution Date: May 6, 1999


                                          reflect 95% occupancy for a full
                                          Operating Year.

                                    Complex Operating Cost Base:  Complex
                                        Operating Costs for calendar year 1999,
                                        adjusted to reflect 95% occupancy for a
                                        full Operating Year.

                            Tax Excess:
                                    Tenant's Building Tax Percentage:
                                         Portion 2-6: 52.76% (i.e., 103,965 /
                                                      197,069)
                                         Portion 7:   10.55% (i.e., 20,793 /
                                                      197,069)
                                         Portion 8:   10.55% (i.e., 20,793 /
                                                      197,069)

                                    Building Tax Base: $788,276.00

Art. 29.3             Brokers:      Lynch, Murphy, Walsh & Partners and Fallon,
                                    Hines and O'Connor

Art. 29.5             Arbitration:  Superior Court; Middlesex County


LANDLORD:                                         TENANT:

TECHNOLOGY SQUARE LLC,                            FORRESTER RESEARCH, INC.,
a Delaware limited liability company              a Delaware corporation

By: Beacon Capital Partners L.P.,
    a Delaware limited partnership
    d/b/a Beacon Capital Partners
    Limited Partnership, its manager

    By: Beacon Capital Partners, Inc., a
        Maryland corporation, its general
        partner

        By: _______________________               By: _______________________
        Name: _____________________               Name: _____________________
        Title: ____________________               Title: ____________________

                                 Rider to Lease
                            Forrester Research, Inc.
                 565 Technology Square, Cambridge, Massachusetts
                                   May 6, 1999

1.   TENANT'S OPTION TO EXTEND THE TERM OF LEASE

     A. On the conditions, which conditions Landlord may waive, at its election, by written notice to Tenant at any time, that Tenant is not in default of its covenants and obligations under the Lease at the time of option exercise (provided, however, that Tenant may cure any such default at the time of option exercise), and that Forrester Research, Inc., an Affiliate of Tenant and/or a Permitted Tenant Successor, as such terms are defined in Article 16 of the Lease, collectively are occupying at least 100,000 square feet of Total Rentable Area of the Premises then demised to Tenant ("Occupancy Condition"), as of the commencement of the hereinafter described additional term, Tenant shall have the option to extend the term of this Lease for two (2) additional five (5) year terms, each such additional term commencing as of the expiration of the term (initial or as previously extended) of the Lease. Tenant may exercise such option to extend by giving Landlord written notice on or before the date twelve
(12) months prior to the expiration date of the then current term of the Lease. Upon the timely giving of such notice, the term of this Lease shall be deemed extended upon all of the terms and conditions of this Lease, except that Landlord shall have no obligation to construct or renovate the Premises and that the Yearly Rent, Operating Costs in the Base Year, and Tax Base during such additional term shall be as hereinafter set forth. If Tenant fails to give timely notice, as aforesaid, Tenant shall have no further right to extend the term of this Lease, time being of the essence of this Paragraph 1.

     B.   YEARLY RENT

          (i) The Yearly Rent during each additional term shall be based upon the Fair Market Rental Value, as defined in Paragraph 4 of this Rider, as of the commencement of such additional term, of the premises then demised to Tenant.

          (ii) If Tenant gives Landlord a written notice ("Tenant's Request") requesting that Landlord advise Tenant of Landlord's designation of the Fair Market Rental Value applicable during the additional term on or after the date fifteen (15) months prior to the expiration of the then current term of the Lease but on or before the date thirteen (13) months prior to the expiration of the then current term of the Lease, Landlord shall give Tenant Landlord's initial designation of the Fair Market Rental Value pursuant to Subparagraph C of Paragraph 4 of this Rider within fifteen (15) days after Landlord receives Tenant's Request.

     C. TENANT'S TERMINATION RIGHT AFTER THE FAIR MARKET RENTAL VALUE IN RESPECT OF AN ADDITIONAL TERM IS DETERMINED.

          If Tenant, in accordance with Subparagraph (C) of Paragraph 4 of this Rider, timely elects to arbitrate the Fair Market Rental Value applicable to an additional term, and if Tenant has exercised its right to extend the term of the Lease in respect of said additional term, Tenant shall have the right to terminate the term of the Lease as follows: Tenant may exercise such right by giving written notice to Landlord on or before the date fifteen (15) days after the Yearly Rent for the extension term in question is either agreed to by the parties or is determined by the arbitrators, as the case may be. The effective termination date shall be twelve (12) months after Landlord receives such termination notice from Tenant. If Tenant timely exercises such termination right, then: (i) the Yearly Rent payable by Tenant for the period commencing as of the day after the expiration of the then current term of the Lease through the effective termination date shall be based upon the Fair Market Rental Value, as determined by the arbitrators or as agreed to by the parties, as the case may be, and (ii) Tenant shall be required to reimburse Landlord, within ten (10) days of billing therefor, for any and all reasonable out-of-pocket expenses incurred by Landlord in connection with the arbitration proceedings.

     D. Tenant shall have no further option to extend the term of the Lease other than the two (2) additional five (5) year terms herein provided.

     E. Notwithstanding the fact that upon Tenant's exercise of the herein option to extend the term of the Lease such extension shall be self-executing, as aforesaid, the parties shall promptly execute a lease amendment reflecting such additional term after Tenant exercises the herein option, except that the Yearly Rent payable in respect of such additional term, the Operating Costs in the Base Year during such additional term, and the Tax Base during such additional term, may not be set forth in said amendment. Subsequently, after such Yearly Rent, Operating Costs in the Base Year, and Tax Base are determined, the parties shall execute a written agreement confirming the same. The execution of such lease amendment shall not be deemed to waive any of the conditions to Tenant's exercise of its rights under this Paragraph 1, unless otherwise specifically provided in such lease amendment.

2.   TENANT'S EXPANSION OPTION

     On the conditions (which conditions Landlord may waive, at its election, by written notice to Tenant at any time) that Tenant is not in default of its covenants and obligations under the Lease at the time of option exercise (provided, however, Tenant may cure any such default at the time of option exercise) and that the Occupancy Condition, as defined in Paragraph 1 of this Rider, is satisfied at the respective Term Commencement Dates in respect of each Expansion Area, as hereinafter defined, Tenant shall have the following options to lease additional premises in the Building from Landlord:

     A.   EXPANSION AREAS

For the purposes hereof, the Expansion Areas shall be defined as follows.

-------------------------------------------------------------------------------------------------------------
                    Expansion Area                                            Location
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Expansion Area A                                             The entirety of the ninth (9th) floor of the
                                                             Building, containing 20,144 square feet of Total
                                                             Rentable Area, and as substantially as shown on
                                                             Lease Plan, Exhibit 2.
-------------------------------------------------------------------------------------------------------------
Expansion Area B                                             The entirety of the first (1st) floor of the
                                                             Building, containing 16,702 square feet of Total
                                                             Rentable Area, and as substantially as shown on
                                                             Lease Plan, Exhibit 2.
-------------------------------------------------------------------------------------------------------------
Expansion Area C                                             Part or all of the tenth (10th) floor of the
                                                             Building, which floor contains approximately
                                                             6,200 square feet of Total Rentable Area.  The
                                                             exact location of Expansion Area C within the
                                                             tenth (10th) floor of the Building shall be as
                                                             determined by Landlord.
-------------------------------------------------------------------------------------------------------------

Expansion Area A, Expansion Area B and Expansion Area C are hereinafter collectively referred to as the Expansion Areas.

     B.   EXERCISE OF RIGHTS TO EXPANSION AREAS

          Tenant may exercise its option to lease any of the Expansion Areas by giving written notice ("Exercise Notice") to Landlord on or before the Notice Date, as defined in Subparagraph D of this Paragraph 2, in respect of such Expansion Area. If Tenant fails timely to give such notice, Tenant shall have no further right to lease such Expansion Area, time being of the essence of this Paragraph 2. Upon the timely giving of such notice, Landlord shall lease and demise to Tenant, and Tenant shall hire and take from Landlord, such Expansion Area, without the need for further act or deed by either party, for the term and upon all of the same terms and conditions of this Lease, except as hereinafter set forth.

     C.   EXPIRATION DATES OF OTHER LEASES IN EXPANSION AREA

          Landlord hereby agrees that unless Tenant's right to lease an Expansion Area has lapsed unexercised or has not been timely and properly exercised, Landlord has not and will not enter into a Prohibited Expansion Area Lease, as hereinafter defined. For the purposes hereof, a "Prohibited Expansion Area Lease" shall be defined as a lease of an Expansion Area, the term of which expires after the Expiration Period in respect of such Expansion Area, as set forth below. Landlord shall advise Tenant, upon written request made from time to time during the initial term of the Lease, of the expiration date of the lease of any tenant of any of the Expansion Areas.

-------------------------------------------------------------------------------------------------------------
                    Expansion Area                                       Expiration Period
-------------------------------------------------------------------------------------------------------------
Expansion Area A                                             July 1, 2003-December 31, 2003
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Expansion Area B                                             July 1, 2004-December 31, 2004
-------------------------------------------------------------------------------------------------------------
Expansion Area C                                             Not applicable; Landlord agrees not to lease
                                                             Expansion Area C to another tenant prior to the
                                                             Notice Date with respect to Expansion Area C.
-------------------------------------------------------------------------------------------------------------

     D.   NOTICE DATE

          The Notice Date in respect of each of the Expansion Areas shall be defined as follows:

-------------------------------------------------------------------------------------------------------------
                    Expansion Area                                          Notice Date
-------------------------------------------------------------------------------------------------------------
Expansion Area A                                             April 1, 2002
-------------------------------------------------------------------------------------------------------------
Expansion Area B                                             April 1, 2003
-------------------------------------------------------------------------------------------------------------
Expansion Area C                                             May 10, 1999. Tenant's notice to Landlord
                                                             exercising its option with respect to Expansion
                                                             Area C shall specify the size of the portion of
                                                             the tenth (10th) floor desired to be rented by
                                                             Tenant.
-------------------------------------------------------------------------------------------------------------

     E.   LEASE PROVISIONS APPLYING TO EXPANSION AREA

          The leasing to Tenant of each Expansion Area shall be upon all the same terms and conditions of the Lease except as follows:

          (i)  TERM COMMENCEMENT DATE AND RENT COMMENCEMENT DATE

               With respect to Expansion Areas A and B, if no tenant is occupying an Expansion Area during the Expiration Period in respect of such Expansion Area, then the Rent Commencement Date in respect of such Expansion Area shall be the first day of the Expiration Period. Otherwise, the Rent Commencement Date in respect of such Expansion Area shall be the later of the day after: (i) the expiration date of the lease of the tenant occupying such Expansion Area, and (ii) the date that such tenant (and anyone claiming by, through or under such tenant) vacates the Expansion Area and has no further rights to occupy such Expansion Area. If the tenant (or anyone claiming by, through or under such tenant) occupying such Expansion Area fails to vacate the Expansion Area at the expiration of its lease, then Landlord shall use reasonable efforts to obtain possession of such Expansion Area for Tenant, including, without limitation, commencing eviction proceedings. With respect to Expansion Area C, the Rent Commencement Date in respect of such Expansion Area shall be the Rent Commencement Date in respect of Floors 2-6. The Term Commencement Date in respect of each Expansion Area shall be the Rent Commencement date in respect of such Expansion Area.

          (ii) YEARLY RENT

               The Yearly Rent payable in respect of each of the Expansion Areas shall be as set forth below:

-------------------------------------------------------------------------------------------------------------
                    Expansion Area                                          Yearly Rent
-------------------------------------------------------------------------------------------------------------
Expansion Area A                                             The Fair Market Rental Value, as defined in
                                                             Paragraph 4 of this Rider, of Expansion Area A
-------------------------------------------------------------------------------------------------------------
Expansion Area B                                             The Fair Market Rental Value, as defined in
                                                             Paragraph 4 of this Rider, of Expansion Area B
-------------------------------------------------------------------------------------------------------------
Expansion Area C                                             Twelve and 00/100 Dollars ($12.00) per square
                                                             foot of Total Rentable Area of Expansion Area C
-------------------------------------------------------------------------------------------------------------

Notwithstanding anything to the contrary in this Lease contained, Landlord shall not be obligated to provide any cleaning or other services to Expansion Area C, and the Total Rentable Area of Expansion Area C shall not be taken into account in determining the Operating Expense Excess and Tax Excess payable by Tenant under this Lease - in other words, no Operating Expense Excess and Tax Excess shall be due on account of Expansion Area C.

          (iii) CONDITION OF EXPANSION AREA

               Each Expansion Area shall be delivered by Landlord and accepted by Tenant "as-is", in its then state of construction, finish and decoration on the Notice Date in respect of such Expansion Area, subject to reasonable wear and tear and the rights of the existing tenant of such Expansion Area to remove items therefrom, to the extent any such rights exist under such tenant's lease as of the date the Fair Market Rental Value in respect of such Expansion Area is established, without any obligation on the part of Landlord to prepare or construct the Expansion Area for Tenant's occupancy. In implementation of the foregoing, Landlord shall have no obligation under Article 4 or Exhibit 4 of the Lease, and Landlord shall not be obligated to perform any Base Building Work or provide a Landlord's Construction Allowance, in respect of such Expansion Area.

          (iv) PARKING

               The number of parking passes available for Tenant's use, pursuant to the terms hereof, in connection with Expansion Area A and Expansion Area B shall be as specified by Landlord, but shall not be less than 1.5 passes per 1,000 square feet of Total Rentable Area in such Expansion Area. Such parking passes shall be subject to the terms and conditions of this Lease including without limitation, Article 2 of the Lease.

Landlord shall not be obligated to make any parking passes available for Tenant's use in connection with Expansion Area C.

     F. Notwithstanding the fact that Tenant's exercise of the above-described expansion option shall be self-executing, as aforesaid, the parties hereby agree promptly to execute a lease amendment reflecting the addition of an Expansion Area, except that the Yearly Rent payable in respect of such Expansion Area, the Tax Base in respect of such Expansion Area and the Operating Costs in the Base Year in respect of such Expansion Area shall not be as set forth in such Amendment. Subsequently, after such Yearly Rent, Tax Base and Operating Costs in the Base Year are determined, the parties shall execute a written agreement confirming the same. The execution of such lease amendment shall not be deemed to waive any of the conditions to Tenant's exercise of the herein expansion options, unless otherwise specifically provided in such lease amendment.

3.   TENANT'S RIGHT OF FIRST OFFER

     On the conditions (which conditions Landlord may waive, at its election, by written notice to Tenant at any time) that Tenant is not in default of its covenants and obligations under the Lease at the time that Landlord is required to give Landlord's Notice (as hereinafter defined), (or Tenant cures any such default within seven (7) days after Landlord provides Landlord's Notice), and that the Occupancy Condition, as defined in Paragraph 1 of this Rider, is satisfied as of the Term Commencement Date in respect of the RFO Premises (as hereinafter defined), Tenant shall have the following right to lease the RFO Premises, as hereinafter defined, when the RFO Premises become available for lease to Tenant, as hereinafter defined.

     A.   DEFINITION OF RFO PREMISES

          "RFO Premises" shall be defined as (i) any separately demised area containing at least one (1) full floor located in the building known as 575 Technology Square ("RFO Premises A") and (ii) the entire Lower Level of the Building, containing 14,669 square feet of Total Rentable Area ("RFO Premises B"), in either case, when such area becomes available for lease to Tenant, as hereinafter defined. As to RFO Premises A, Tenant's rights under this Paragraph 3 shall only extend to the first two (2) full floors located in 575 Technology Square which become "available for lease", as hereinafter defined (i.e., after Landlord has offered Tenant two (2) full floors in 575 Technology Square as RFO Premises A, Tenant shall have no right to lease RFO Premises A). For the purposes of this Paragraph 3, an RFO Premises shall be deemed to be "available for lease to Tenant" if Landlord, in its sole judgment, determines that such area will become available for leasing to Tenant (i.e., when Landlord determines that the then current tenant of such RFO Premises will vacate such RFO Premises, and when Landlord intends to offer such area for lease). In the event that either or both of the RFO Premises are vacant as of the Rent Commencement Date in respect of Portion 2-6, then in no event shall such RFO Premises be deemed to be "available for lease to Tenant" until such RFO Premises have been leased to a third party, and thereafter Landlord determines that such third party tenant of such RFO Premises will vacate such RFO Premises, and then

Landlord intends to offer such area for lease. However, if three (3) years or more have expired following the Rent Commencement Date in respect of Portion 2-6, and such vacant RFO Premises has not been leased to a third party, then such RFO Premises shall be deemed "available for lease to Tenant" on the third
(3rd) anniversary of the Rent Commencement Date in respect of Portion 2-6 ("Vacant RFO Premises"). Landlord specifically reserves the right to grant other tenants rights in the second floor which becomes available for lease to Tenant as RFO Premises A, which rights will take precedence over Tenant's rights pursuant to this Paragraph 3. Notwithstanding anything to the contrary herein contained, Landlord shall have no obligation to provide a Landlord's Notice and Landlord shall have right, without restriction or limitation, to lease or grant rights to other tenants in any RFO Premises during the following periods: (i) the last twelve months ("Last Year") of the current term of the Lease (i.e. taking into account any extension options which have been previously exercised by Tenant, and (ii) after the fifth (5th) anniversary of the Rent Commencement Date in respect of Portion 2-6 except during any twelve (12) month commencing as the date that Landlord receives an Interest Notice, as hereinafter defined. An "Interest Notice" shall be a written notice from Tenant to Landlord that Tenant is interested in leasing any remaining RFO Premises which may become available for lease during the next following twelve (12) month period. Tenant may give Interest Notice from time to time during the term of the Lease, except that Tenant shall have no right to give an Interest Notice with respect to any portion of the Last Year.

     B.   EXERCISE OF RIGHT TO LEASE RFO PREMISES

          Landlord shall give Tenant written notice ("Landlord's Notice") at the time that Landlord determines, as aforesaid, that an RFO Premises will become available for lease to Tenant; provided however, that in no event shall Landlord give a Landlord's Notice more than eighteen (18) months prior to the Specified Commencement Date in respect of such RFO Premises in question. A Landlord's Notice may specify one or more RFO Premises as being available for lease to Tenant. Landlord's Notice shall set forth the exact locations of the RFO Premises, Landlord's initial designation of the Fair Market Rental Value (as defined in Paragraph 4 hereof) applicable to the RFO Premises and the date the term of the Lease in respect of the RFO Premises shall commence, which date shall not be earlier than twenty (20) days following the date Tenant receives Landlord's Notice ("Specified Commencement Date"). Tenant shall have the right, exercisable upon written notice ("Tenant's Exercise Notice") given to Landlord within twenty (20) days after the receipt of Landlord's Notice, to lease the RFO Premises specified in Landlord's Notice, or if Landlord's Notice contains more than one (1) RFO Premises, Tenant shall have the right to lease any one or more of the RFO Premises specified in Landlord's Notice. If Tenant fails timely to give Tenant's Exercise Notice, Tenant shall have no further right to lease such RFO Premises pursuant to this Paragraph 3, provided however, that Tenant shall have the right from time to time thereafter throughout the term of the Lease until Tenant's right to lease the RFO Premises has lapsed, to give Tenant's Exercise Notice as to any other subsequently available RFO Premises, and provided further, that if the Vacant RFO Premises have not been leased by Landlord to a third party within one (1) year after the date of Landlord's Notice in respect of such Vacant RFO Premises, then Landlord shall give Tenant a subsequent Landlord's Notice with respect to the Vacant RFO Premises after the expiration of said one (1) year period. Upon the timely giving of such notice, Landlord shall lease and demise to Tenant and Tenant shall hire and take from Landlord, such RFO Premises specified in the Tenant's Exercise Notice, upon all of the same terms and conditions of the Lease except as hereinafter set forth.

     C.   LEASE PROVISIONS APPLYING TO RFO PREMISES

          The leasing to Tenant of such RFO Premises shall be upon all of the same terms and conditions of the Lease, except as follows:

          (i) TERM COMMENCEMENT DATE AND RENT COMMENCEMENT DATE

          The Term Commencement Date in respect of such RFO Premises shall be the later of: (x) the Specified Commencement Date in respect of such RFO Premises or (y) the date that Landlord actually delivers such RFO Premises to Tenant pursuant to the terms of clause (iii) below.

          (ii) YEARLY RENT

          The Yearly Rent rental rate in respect of such RFO Premises shall be based upon the Fair Market Rental Value, as defined in Paragraph 4 of this Rider, of such RFO Premises as of the Term Commencement Date in respect of such RFO Premises.

          (iii) CONDITION OF RFO PREMISES

          Tenant shall take such RFO Premises "as-is" in its then state of construction, finish, and decoration on the date of Tenant's Exercise Notice, subject to reasonable wear and tear and the right of the existing tenant of such RFO Premises to remove items therefrom to the extent any such rights exist under such tenant's lease as of the date the Fair Market Rental Value in respect of such RFO Premises is established, without any obligation on the part of Landlord to construct or prepare any RFO Premises for Tenant's occupancy. In implementation of the foregoing, Landlord shall have no obligation under Article 4 or Exhibit 4 of the Lease, and Landlord shall not be obligated to perform any Base Building Work or provide a Landlord's Construction Allowance, in respect of such RFO Premises. The RFO Premises shall be delivered by Landlord to Tenant free and clear of all tenants (and anyone claiming by, through or under any tenants). If on the Specified Commencement Date in respect of the RFO Premises, a tenant (or anyone claiming by, through or under any tenant) has failed to vacate the RFO Premises, then Landlord shall use reasonable efforts to obtain possession of such RFO Premises for Tenant, including, without limitation, commencing eviction proceedings.

     D.   EXECUTION OF LEASE AMENDMENTS

          Notwithstanding the fact that Tenant's exercise of the above-described option to lease RFO Premises shall be self-executing, as aforesaid, the parties hereby agree to promptly execute a lease amendment reflecting the addition of an RFO Premises, except that the Yearly Rent payable in respect of such RFO Premises, Operating Costs in the Base Year in respect of such RFO Premises, and Tax Base in respect of such RFO Premises may not be as set forth in such Amendment. At the time that such Yearly Rent, Operating Costs in the Base Year and Tax Base are determined, the parties shall execute a written agreement confirming the same. The execution of such lease amendment shall not be deemed to waive any of the conditions to Tenant's exercise of the herein option to lease the RFO Premises, unless otherwise specifically provided in such lease amendment.

4.   DEFINITION OF FAIR MARKET RENTAL VALUE

For the purposes of this Rider:

     A. "Fair Market Rental Value" shall be computed as of the date in question at the then current annual rental charge (i.e., the sum of Yearly rent plus escalation and other charges), including provisions for subsequent increases and other adjustments, for leases or agreements to lease then currently executed or memorialized by fully executed letters of intent (or term sheets) for comparable office space located in the Complex, and in comparable office space located elsewhere in first-class office buildings comparable to the Complex located in the Market Area. In determining Fair Market Rental Value, all relevant factors shall be taken into account and given effect.

     B. Notwithstanding anything to the contrary herein contained, the parties hereby agree that, in the determination of any Fair Market Rental Value, Operating Costs in the Base Year shall be changed from the amount stated in
Exhibit 1 to an amount equal to the actual amount of Operating Costs for the Operating Year immediately preceding the effective date for the determination of such Fair Market Rental Value, and the Tax Base shall be changed from the amount stated on Exhibit 1 to an amount equal to the actual amount of Taxes for the most recent fiscal/tax year for which Landlord has actual data.

     C.   DISPUTES AS TO FAIR MARKET RENTAL VALUE

     (i) Landlord shall initially designate Fair Market Rental Value and Landlord shall furnish data in support of such designation. If Tenant disagrees with Landlord's designation of a Fair Market Rental Value, Tenant shall have the right, by written notice given within thirty (30) days after Tenant has been notified of Landlord's designation, to request a dialogue with Landlord to arrive at a mutually acceptable Fair Market Rental Value. If the parties are unable so to agree within thirty (30) days after Tenant's notice to Landlord, then they shall submit the determination of such Fair Market Rental Value to arbitration. Fair Market Rental Value shall be submitted to arbitration as follows:

     (ii) Fair Market Rental Value shall be determined by impartial arbitrators, one to be chosen by the Landlord, one to be chosen by the Tenant, and a third to be selected, if necessary, as below provided. The unanimous written decision of the two first chosen, without any hearings and without selection and participation of a third arbitrator, or otherwise, the written decision of a majority of three arbitrators chosen and selected as aforesaid, shall be conclusive and binding upon Landlord and Tenant. Landlord and

Tenant shall each notify the other of its chosen arbitrator within ten (10) days following the call for arbitration and, unless such two arbitrators shall have reached a unanimous decision within thirty (30) days after designation, they shall so notify the President of the Boston Bar Association (or such organization as may succeed to said Boston Bar Association) and request him or her to select an impartial third arbitrator. All arbitrators shall have at least ten (10) years' experience as a real estate broker dealing with like types of properties, to determine Fair Market Rental Value as herein defined.

     (iii) In submitting the determination of Fair Market Rental Value to arbitration, each party shall submit in writing its last and best offer to the other party of Fair Market Rental Value, and the arbitrators' determination of Fair Market Rental Value shall not be less than Tenant's last and best offer nor greater than Landlord's last and best offer.

     (iv) Such third arbitrator and the first two chosen shall, subject to commercial arbitration rules of the American Arbitration Association, hear the parties and their evidence and render their decision within thirty (30) days following the conclusion of such hearing and notify Landlord and Tenant thereof.

     (v) Landlord and Tenant shall bear the expense of the third arbitrator (if any) equally.

     (vi) The decision of the arbitrators shall be binding and conclusive, and judgment upon the award or decision of the arbitrators may be entered in the appropriate court of law (as identified on Exhibit 1); and the parties consent to the jurisdiction of such court and further agree that any process or notice of motion or other application to the Court or a Judge thereof may be served outside the Commonwealth of Massachusetts by registered mail or by personal service, provided a reasonable time for appearance is allowed.

     (vii) If the dispute between the parties as to a Fair Market Rental Value has not been resolved before the commencement of Tenant's obligation to pay rent based upon such Fair Market Rental Value, then Tenant shall pay Yearly Rent and other charges under the Lease in respect of the premises in question based upon Fair Market Rental Value designated by Landlord until either the agreement of the partes as to the Fair Market Rental Value, or the decision of the arbitrators, as the case may be, at which time Tenant shall pay any underpayment of rent and other charges to Landlord, or Landlord shall refund to Tenant any overpayment of rent and other charges.

5.   BUILDING RESTRICTIONS

     A. Landlord agrees that for so long as Tenant is not then in default under this Lease and Forrester Research, Inc., itself is then in occupancy of at least 100,000 square feet of Total Rentable Area of the Premises, (i) Landlord will not enter into another lease of space in the Complex which lease (by its terms) has as a tenant any of the following entities: Gartner Group, Inc.; META Group, Inc.; GIGA Information Group, Inc.; Jupiter Communications; The Yankee Group, a subsidiary of Primark corporation; Odyssey Research; or Mainspring Communications, Inc., and (ii) Landlord will not enter into another lease of space in the Building which lease (by its terms) permits the use of the premises demised thereunder for a so-called "wet laboratory," which for purposes of this Lease shall mean laboratory space including fume hoods and multiple sinks. Furthermore, Landlord shall include a provision in each lease executed after the Term Commencement Date prohibiting assignments and subleases to an entity or for a use which would violate either of the foregoing restrictions. Notwithstanding anything to the contrary herein contained: (x) the provisions of clause (i) of this Paragraph 5 shall not apply to any lease which Landlord has or may have with MIT in Building 545, and (y) the provisions of clause (i) of this Paragraph 5 shall not apply to any lease which Landlord has with Draper Labs if Draper Labs leases space in the Building or Complex pursuant to the rights and options which currently exist in the lease with Draper Labs. In the event another tenant or other occupant of the Complex uses its premises in violation of its lease, the same shall not relieve Tenant from any of its obligations under this Lease nor constitute a breach of this Lease by Landlord and Landlord shall have no liability whatsoever to Tenant on account thereof, except that at Tenant's request and expense, Landlord shall use reasonable efforts to enforce the provisions of such other tenant's lease prohibiting the use of its premises as set forth above. (In using such reasonable efforts, Landlord shall not, however, be required to terminate such other tenant's lease or to evict such other tenant or occupant from its premises).

     B. Notwithstanding anything to the contrary contained in the foregoing, Landlord's obligations under this Paragraph 5 shall be subject to all applicable laws; and inasmuch as this Paragraph 5 has been included in this Lease at the request, and for the sole benefit of, Tenant, in the event that Landlord is made party to any action or proceeding based upon a claim that the existence or operation of the provisions of this Paragraph 5 violates Anti-Trust, unfair competition, or similar laws, then Tenant shall indemnify, defend and hold harmless Landlord against and from such claims, suits, attorneys' fees, liabilities, costs, damages and expenses incurred by Landlord in connection with such action or proceeding.

6.   TERM COMMENCEMENT DATE WITH RESPECT TO FLOOR 8

     A. Landlord hereby agrees that if Floor 8 is occupied by another tenant during the Expiration Period, as hereinafter defined, the expiration date of the lease of such tenant shall occur during the period ("Expiration Period") commencing as of July 1, 2002 and terminating as of December 31, 2002. Landlord shall advise Tenant, upon written request made from time to time during the initial term of the Lease, of the expiration date of the lease of any tenant of Floor 8.

     B. If no tenant is occupying Floor 8 during the Expiration Period in respect of such Floor 8, then the Term Commencement Date in respect of Floor 8 shall be the first day of the Expiration Period. Otherwise, the Term Commencement Date in respect of Floor 8 shall be the later of: (i) the expiration date of the lease of the tenant occupying Floor 8, and (ii) the date that such tenant vacates Floor 8. The Rent Commencement Date in respect of Floor 8 shall be the Term Commencement date in respect of Floor 8.

     C. Tenant shall take Floor 8 "as-is" in its then (i.e. as of the date of premises delivery) state of construction, finish, and decoration, without any obligation on the part of Landlord to construct or prepare Floor 8 for Tenant's occupancy. In implementation of the foregoing, Landlord shall have no obligation under Article 4 or Exhibit 4 of the Lease in respect of such Floor 8. Floor 8 shall be delivered by Landlord to Tenant free and clear of all tenants (and anyone claiming by, through or under any tenants). If the tenant (or anyone claiming by, through or under such tenant) occupying Floor 8 fails to vacate Floor 8 at the expiration of its lease, then Landlord shall use reasonable efforts to obtain possession of Floor 8 for Tenant, including, without limitation, commencing eviction proceedings.

          (i) Notwithstanding anything to the contrary herein contained, if Floor 8 has not previously been built out, then Landlord shall, in the manner hereinafter set forth, provide to Tenant a contribution ("Floor 8 Contribution") equal to the product of (x) $654,979.50 (i.e., $31.50 multiplied by the Total Rentable Area of Floor 8) multiplied by (y) a fraction, the numerator of which is the number of months, or portion thereof, between the Term Commencement Date in respect of Floor 8 and the initial Termination Date, and the denominator of which is eighty-four (84). Provided that Tenant is not in default under the Lease at the time that Tenant submits any requisition on account of the Floor 8 Contribution, Landlord shall pay the cost of the work shown on each requisition (as hereinafter defined) submitted by Tenant to Landlord within thirty (30) days of submission thereof by Tenant to Landlord.

          (ii) For the purposes hereof, a "requisition" shall mean written documentation (including, without limitation, invoices from Tenant's contractor, written lien waivers and such other documentation as Landlord's mortgagee may reasonably request) showing in reasonable detail the costs of the improvements installed to date in Floor 8, accompanied by certifications from Tenant, Tenant's architect, and Tenant's contractor that the work performed to date has been performed in accordance with applicable laws and in accordance with Tenant's approved plans, and that the amount of the requisition in question does not exceed the amount of the work covered by such requisition. Each requisition shall be accompanied by evidence reasonable satisfactory to Landlord that all work covered by previous requisitions has been fully paid by Tenant. Landlord shall have the right, upon reasonable advance notice to Tenant, to inspect Tenant's books and records relating to each requisition in order to verify the amount thereof. Tenant shall submit requisition(s) no more often than monthly.

          (iii) Notwithstanding anything to the contrary herein contained:

               (a) Landlord shall have no obligation to advance funds on account of the Floor 8 Contribution unless and until Landlord has received the requisition in question, together with the certifications required above, certifying that the work shown on the requisition has been performed in accordance with applicable law and in accordance with Tenant's plans.

               (b) Except with respect to work and/or material previously paid for by Tenant, as evidenced by paid invoices and written lien waivers provided to Landlord, Landlord shall have the right to have the Floor 8 Contribution paid to both Tenant and Tenant's contractor(s) and vendor(s) jointly.

               (c) Tenant shall not be entitled to any portion of the Floor 8 Contribution, and Landlord shall have no obligation to pay the Floor 8 Contribution in respect of any requisition submitted after the date which is three(3) months after the Term Commencement Date in respect of Floor 8.

               (d) Tenant shall have no right to any unused portion of the Floor 8 Contribution.

          (iv) If Floor 8 has previously been built out as other than office premises, then Landlord shall build out Floor 8 as office premises consistent with the Premises (in which event the Term Commencement Date and the Rent Commencement Date in respect of Floor 8 shall be the date that Floor 8 is deemed to be Substantially Complete) or, at Landlord's election, Landlord shall increase the Floor 8 Contribution by the amount necessary to demolish the Floor 8 improvements.

7.   ANTENNA AREA

     Tenant shall have the right to use the Antenna Area, as hereinafter defined, to install, use, improve, repair and replace a satellite dish antenna or other similar equipment ("Antenna") for a period commencing as of the date that Tenant installs the Antenna, as hereinafter defined, in the Antenna Area ("Term Commencement Date in respect of the Antenna Area") and continuing throughout the term of this Lease, provided however, that prior to the Term Commencement Date in respect of the Antenna Area, Landlord shall reserve areas on the roofs of the Building for the Antenna Area. The "Antenna Area" shall be an area on the 11th floor roof of the Building containing approximately 100 square feet in a location to be mutually agreed upon by Landlord and Tenant. Tenant shall be permitted to use the Antenna Area solely for one or more Antennae installed in accordance with specifications approved by Landlord in advance utilizing a frequency or frequencies and transmission power identified in such approved specifications and no other frequencies or transmission power shall be used by Tenant without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Such installation shall be designed in such manner as to be easily removable and so as not to damage the roof of the Building. The Antenna and any replacement shall be subject to Landlord's approval. Tenant's use of the Antenna Area shall be upon all of the conditions of the Lease, except as follows:

     A. Subject to Subparagraph H of this Paragraph 7, the Yearly Rent in respect of the Antenna Area shall be Zero Dollars;

     B. Tenant shall have no obligation to pay Tax Excess or Operating Expense Excess in respect of the Antenna Area.

     C. Landlord shall have no obligation to provide any services to the Antenna Area, except for those services that Landlord is obligated under this Lease to provide in respect of the roof of the Building generally, subject to Subparagraph G of this Paragraph 7.

     D. Tenant shall have no right to make any material changes, alterations, signs, decoration, or other improvements (which changes, alterations, signs, decoration or other improvements, together with the Antenna, are hereby collectively referred to as "Rooftop Installations") to the Antenna Area or to the Antenna without Landlord's prior written consent, which consent shall, subject to Paragraph P hereof, not be unreasonably withheld, conditioned or delayed.

     E. Tenant shall have no right of access to the roof of the Building unless Tenant has given Landlord reasonable advance notice and unless Tenant's representatives are accompanied by a representative of Landlord. Landlord shall provide Tenant with 24-hour access to the Antenna Area, subject to Landlord's reasonable security procedures and restrictions based on emergency conditions and to other causes beyond Landlord's reasonable control. Tenant shall give Landlord reasonable advance written notice of the need for access to the Antenna Area (except that such notice may be oral in an emergency), and a representative of Landlord must be present during any entry by Tenant onto the Antenna Area. Each notice for access shall be in the form of a work order referencing the lease and describing, as applicable, the date access is needed, the name of the contractor or other personnel requiring access, the name of the supervisor authorizing the access/work, the areas to which access is required, the Building common elements to be impacted (risers, electrical rooms, etc.) and the description of new equipment or other Rooftop Installations to be installed and evidence of Landlord's approval thereof. In the event of an emergency, such notice shall follow within five (5) days after access to the Antenna Area.

     F. At the expiration or prior termination of Tenant's right to use the Antenna Area, Tenant shall remove all Rooftop Installations (including, without limitation, the Antenna) from the Antenna Area.

     G. Tenant shall be responsible for the cost of repairing any damage to the roof of the Building caused by the installation or removal of any Rooftop Installations.

     H. Tenant shall have no right to assign or sublet the Antenna Area, except that permitted assignees or subtenants under Article 16 of the Lease shall be permitted to use the Antenna Area, provided that such assignees and subtenants (other than an Affiliate of Tenant and/or a Permitted Tenant Successor) pay to Landlord directly a rental equal to the market rate then being charged by Landlord for use of rooftop areas for similar use in the Market Area.

     I. No other person, firm or entity (including, without limitation, other tenants, licensees or occupants of the Building) shall have the right to benefit from the services provided by the Rooftop Installations other than Tenant, and, subject to Subparagraph H hereof, its permitted assignees and subtenants under
Article 16 of the Lease.

     J. In the event that Landlord performs repairs to or replacement of the roof and it is reasonably necessary to remove the Rooftop Installations in order for Landlord to perform such repairs or replacement, Tenant shall, upon reasonable prior written notice, at Tenant's cost, remove the Rooftop Installations until such time as Landlord has completed such repairs or replacements. Tenant recognizes that there may be an interference with Tenant's use of the Rooftop Installations in connection with such work. Landlord shall use reasonable efforts to complete such work as promptly as possible and to perform such work in a manner which will minimize or, if reasonably possible, eliminate any interruption in Tenant's use of the Rooftop Installations.

     K. Any services required by Tenant in connection with Tenant's use of the Antenna Area or the Rooftop Installations shall be installed by Tenant, at Tenant's expense, subject to Landlord's prior approval, which approval shall not be unreasonably withheld, delayed or conditioned.

     L. To the maximum extent permitted by law, all Rooftop Installations in the Antenna Area shall be at the sole risk of Tenant, and Landlord shall have no liability to Tenant in the event that any Rooftop Installations are damaged, except however, subject to Article 19 of the Lease, Landlord shall be responsible for damage to the Rooftop Installations caused by the negligence or willful misconduct of Landlord or those for whom Landlord is legally responsible.

     M. Tenant shall take the Antenna Area "as-is" in the condition in which the Antenna Area is in as of the Commencement Date in respect of the Antenna Area.

     N. Tenant shall comply with all applicable laws, ordinances and regulations in Tenant's use of the Antenna Area and the Rooftop Installations.

     O. Landlord shall have the right, upon thirty (30) days' notice to Tenant, to require Tenant to relocate the Antenna Area to another area ("Relocated Rooftop Area") on the roof of the Building in a location to be mutually agreed upon by Landlord and Tenant. In such event, Tenant shall, at Landlord's cost and expense, on or before the thirtieth (30th) day after Landlord gives such notice, relocate all of its Rooftop Installations from the Antenna Area to the Relocated Rooftop Area, but only if Landlord has provided Tenant with uninterrupted access to the Relocated Rooftop Area prior to the expiration of such 30-day period, so as to allow Tenant, in accordance with this Paragraph 7, to set-up an antenna to prevent any interruption in Tenant's receiving and transmitting capabilities.

     P. In addition to complying with the applicable construction provisions of the Lease, Tenant shall not install or operate Rooftop Installations in any portion of the

Antenna Area until (x) Tenant shall have obtained Landlord's prior written approval, which approval will not be unreasonably withheld or delayed, of Tenant's plans and specifications for the placement and installation of the Rooftop Installations in the Premises, and (y) Tenant shall have obtained and delivered to Landlord copies of all required governmental and quasi-governmental permits, approvals, licenses and authorizations necessary for the lawful installation, operation and maintenance of the Rooftop Installations. The parties hereby acknowledge and agree, by way of illustration and not limitation, that Landlord shall have the right to withhold its approval of Tenant's plans and specifications hereunder, and shall not be deemed to be unreasonable in doing so, if Tenant's intended placement or method of installation or operation of the Rooftop Installations (i) is reasonably likely to subject other licensees, tenants or occupants of the Building, or other surrounding or neighboring landowners or their occupants, to signal interference, Tenant hereby acknowledging that a shield may be required in order to prevent such interference, (ii) does not minimize to the fullest extent reasonably practicable the obstruction of the views from the windows of the Building that are adjacent to the Rooftop Installations, if any, (iii) does not complement (in Landlord's sole judgment, which shall not, however, require Tenant to incur unreasonable expense) the design and finish of the Building, (iv) is reasonably likely to damage the structural integrity of the Building or the roof thereof, or (v) is reasonably likely to constitute a violation of any consent, approval, permit or authorization necessary for the lawful installation of the Rooftop Installations.

     Q. In addition to the indemnification provisions set forth in this Lease, which shall be applicable to the Antenna Area, Tenant shall, to the maximum extent permitted by law, indemnify, defend, and hold Landlord, its agents, contractors and employees harmless from any and all claims, losses, demands, actions or causes of actions suffered by any person, firm, corporation, or other entity arising from Tenant's use of the Antenna Area.

     R. Landlord shall have the right to designate or identify the Rooftop Installations with or by a lease or license number (or other marking) and to place such number (or marking) on or near such Rooftop Installations.

     S. From and after the date that Tenant installs the Rooftop Installations, Landlord will use reasonable efforts to avoid installation by another tenant or Landlord of an antenna or other installation on the roof of the Building which will interfere with the operation of the Rooftop Installations. If, during the term of this Lease, another tenant's antenna or other rooftop installation interferes with the operation of the Rooftop Installations, then Landlord shall, at Landlord's expense, relocate the Rooftop Installations to a Relocated Rooftop Area, as defined in Subparagraph O of this Paragraph 7.

     T. (i) Tenant recognizes that Landlord may wish to (and Landlord hereby reserves the right to) install a central Building system (the "Central Building System") capable of, among other things, providing Tenant with the type of service (to be) provided by Tenant's Rooftop Installations. If Landlord elects to install the Central Building System, (i) Tenant and, subject to Subparagraph H hereof, its permitted assignees and subtenants may, at Tenant's expense, and subject to the provisions of this Agreement (including, without limitation, subparagraph P hereof), have access to and use (and tie into) the Central Building System for the uses permitted hereunder, and (ii) commencing upon Tenant's use of the Central Building System and continuing thereafter throughout the term, the Yearly Rent payable hereunder shall be adjusted to be that which is reasonably designated by Landlord from time to time based upon Landlord's determination of the fair market value of the access rights to the Central Building System granted herein.

          (ii) Landlord shall maintain, repair or replace the Central Building System, in accordance with the standards for the repair and maintenance of such systems generally prevailing in the industry from time to time, so as to eliminate any material interruption or other adverse effects caused by malfunction, damage or destruction of the Central Building System, the cost of which shall be borne by Tenant if the problem was caused by the negligence or willful misconduct of Tenant or its agents, contractors or employees. Notwithstanding the foregoing, Landlord's obligation to maintain, repair or replace the Central Building System shall apply only to the extent necessary to reach premises in the Building that are then used by tenants after the malfunction, damage or destruction or that, if damaged or destroyed, will be again used by tenants upon the completion of restoration or repair thereof. In no event shall Tenant have any claim or right to make any claim against Landlord whatsoever for any damages, including, without limitation, consequential or incidental damages, or lost profits, in any such circumstance.

8.   SECURITY DEPOSIT IN RESPECT OF CONSTRUCTION RENT

     A. Tenant acknowledges that Landlord is unwilling to provide Landlord's Additional Contribution unless Tenant provides Landlord with security for Tenant's obligations to pay Construction Rent under the Lease. Therefore, Tenant shall deliver to Landlord, on the date that Tenant delivers its election to have Landlord provide Landlord's Additional Contribution to Landlord, cash or an Irrevocable Standby Letter of Credit ("Letter of Credit") which shall be (1) in the case of a Letter of Credit, in the form attached hereto as Exhibit 8, and issued by a bank reasonably acceptable to Landlord upon which presentment may be made in Boston, MA, and for a term of one (1) year, subject to the provisions of Subparagraph D of this Paragraph 8, and (2) in the case of cash or a Letter of Credit, equal to the Letter of Credit Amount, as hereinafter defined.

     B. For the purposes hereof, the "Letter of Credit Amount" shall be defined as follows:

-------------------------------------------------------------------------------------------------------------
                    Reduction Date                                    Letter of Credit Amount

-------------------------------------------------------------------------------------------------------------
                 N/A (Initial amount)                        Fifty percent (50%) of the amount of the
                                                             Landlord's Additional Contribution
-------------------------------------------------------------------------------------------------------------
  First anniversary of the Term Commencement Date in         Forty percent (40%) of the amount of the
  respect of Portion 2-6                                     Landlord's Additional Contribution
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
 Second anniversary of the Term Commencement Date in         Thirty percent (30%) of the amount of the
                respect of Portion 2-6                       Landlord's Additional Contribution
-------------------------------------------------------------------------------------------------------------
  Third anniversary of the Term Commencement Date in         Twenty percent (20%) of the amount of the
                respect of Portion 2-6                       Landlord's Additional Contribution
-------------------------------------------------------------------------------------------------------------
 Fourth anniversary of the Term Commencement Date in         Ten percent (10%) of the amount of the
                respect of Portion 2-6                       Landlord's Additional Contribution
-------------------------------------------------------------------------------------------------------------
  Fifth anniversary of the Term Commencement Date in                            Zero
                respect of Portion 2-6
-------------------------------------------------------------------------------------------------------------

If Tenant is in default of any of its obligations hereunder beyond any applicable grace periods, then there shall be no further reductions of the Letter of Credit Amount.

     C. The Letter of Credit shall be automatically renewable in accordance with the second to last grammatical paragraph of Exhibit 12; provided however, that Tenant shall be required to deliver to Landlord a new Letter of Credit satisfying the conditions set forth in Subparagraph A of this Paragraph 8 ("Substitute Letter of Credit") on or before the date fifteen (15) days prior to the expiration of the term of such Letter of Credit, if the issuer of such Letter of Credit gives notice of its election not to renew such Letter of Credit for any additional period pursuant thereto. Upon written request of Tenant, Landlord shall deliver to the issuing bank an instruction authorizing the issuing bank to reduce the Letter of Credit Amount in accordance with the schedule set forth herein.

     D. In the event that Tenant is in default, beyond the expiration of any applicable grace periods, of its obligations under the Lease, then the Landlord shall have the right, at any time after such event, and after having given Tenant seven (7) additional days written notice, to draw down from said cash or Letter of Credit (Substitute Letter of Credit or Additional Letter of Credit, as defined below, as the case may be) the amount necessary to cure such default. In the event of any such draw by the Landlord, Tenant shall, within fifteen (15) business days of written demand therefor, deliver to Landlord additional cash in the amount of such draw or an additional Letter of Credit satisfying the foregoing conditions ("Additional Letter of Credit"), except that the amount of such Additional Letter of Credit shall be the amount of such draw. In addition, in the event of a termination based upon the default of Tenant under the Lease, or a rejection of the Lease pursuant to the provisions of the Federal Bankruptcy Code, Landlord shall have the right to draw upon the Letter of Credit (from time to time, if necessary) to cover the full amount of damages and other amounts due from Tenant to Landlord under the Lease. Any amounts so drawn shall, at Landlord's election, be applied first to any unpaid rent and other charges which were due prior to the filing of the petition for protection under the Federal Bankruptcy Code.

     E. In the event that Tenant fails timely to deliver to Landlord a Substitute Letter of Credit, then Landlord shall have the right, at any time after such event, without giving any further notice to Tenant, to draw down the Letter of Credit (or Substitute Letter of Credit and/or Additional Letter(s) of Credit) and to hold the proceeds thereof ("Security Proceeds") in a segregated interest bearing bank account in the name of Landlord as security for Tenant's obligations to pay Construction Rent under the Lease in accordance with the provisions of this Paragraph 8. If Landlord draws down the Letter of Credit (or Substitute Letter of Credit and/or Additional Letter(s) of Credit) pursuant to this Subparagraph E, then:

     (1) Such draw and Landlord's right to hold the Security Proceeds pursuant to this Subparagraph E shall be Landlord's sole remedy based on Tenant's failure to timely deliver a Substitute Letter of Credit as required hereunder;

     (2) Provided that Tenant has not been in default of its obligations under the Lease as of Reduction Date following such draw, Landlord shall, upon written request of Tenant, return to Tenant a portion of the Security Proceeds then being held by Landlord necessary so that Landlord will be holding, as of such Reduction Date, an amount of Security Proceeds equal to what would have been the applicable Letter of Credit Amount.

     (4) Upon the expiration or prior termination of the term of the Lease, Landlord shall return to Tenant any Security Proceeds then being held by Landlord, to the extent that such Security Proceeds exceed any amounts then due from Tenant to Landlord.

     F. To the extent that Landlord has not previously drawn upon any cash, Letter of Credit, Substitute Letter of Credit, Additional Letter of Credit or Security Proceeds (collectively "Collateral") held by Landlord, and to the extent that Tenant is not otherwise in default of its obligations under the Lease as of the Termination Date, Landlord shall return such Collateral to Tenant on the Termination Date.

     G. In no event shall the proceeds of any Letter of Credit be deemed to be a prepayment of rent nor shall it be considered as a measure of liquidated damages.

9.   COURTYARD.

     Landlord agrees to use reasonable efforts to obtain the necessary governmental approvals for redesigning the courtyard of the Complex if and to the extent that Landlord elects to apply for the necessary governmental approvals to expand the Complex. If Landlord obtains such courtyard redesign approvals, and if Landlord elects to move forward with construction of a new building on the site of the building currently numbered 549 Technology Square, then Landlord shall perform the work necessary to so redesign the courtyard in accordance with the courtyard redesign approvals. If for any reason Landlord has not obtained such courtyard redesign approvals by September 1, 2000, then Landlord shall proceed to undertake a program to update and beautify the courtyard commencing no later than September 1, 2000 and completing the same no later than August 31, 2001.

10.  HEAT REJECTION AREA

     Tenant shall have the right to use the Heat Rejection Area, as hereinafter defined, to install, use, improve, repair and replace a computer room heat rejection system ("Heat Rejection System") and for no other purpose for a period commencing as of the date that Tenant installs the Heat Rejection System in the Heat Rejection Area ("Term Commencement Date in respect of the Heat Rejection Area") and continuing throughout the term of this Lease, provided, however, that prior to the Term Commencement Date in respect of the Heat Rejection Area, Landlord shall reserve an area on the roof of the Building for the Heat Rejection Area. The "Heat Rejection Area" shall be an area on the 11th floor roof of the Building containing approximately 200 square feet designated by Landlord. Tenant shall be permitted to use the Heat Rejection Area solely for one Heat Rejection System installed in accordance with specifications approved by Landlord in advance. Such installation shall be designed in such manner as to be easily removable and so as not to damage the roof of the Building. The Heat Rejection System and any replacement shall be subject to Landlord's approval. Tenant's use of the Heat Rejection Area shall be upon all of the conditions of the Lease, except as follows:

     A. The Yearly Rent in respect of the Heat Rejection Area shall be Zero Dollars;

     B. Tenant shall have no obligation to pay Tax Excess or Operating Expense Excess in respect of the Heat Rejection Area.

     C. Landlord shall have no obligation to provide any services to the Heat Rejection Area, except for those services that Landlord is obligated under this Lease to provide in respect of the roof of the Building generally, subject to Subparagraph G of this Paragraph 10.

     D. Tenant shall have no right to make any material changes, alterations, signs, decoration, or other improvements (which changes, alterations, signs, decoration or other improvements, together with the Heat Rejection System, are hereby collectively referred to as "System Rooftop Installations") to the Heat Rejection Area or to the Heat Rejection System without Landlord's prior written consent, which consent shall, subject to Paragraph P hereof, not be unreasonably withheld, conditioned or delayed.

     E. Tenant shall have no right of access to the roof of the Building unless Tenant has given Landlord reasonable advance notice and unless Tenant's representatives are accompanied by a representative of Landlord. Landlord shall provide Tenant with 24-hour access to the Heat Rejection Area, subject to Landlord's reasonable security procedures and restrictions based on emergency conditions and to other causes beyond Landlord's reasonable control. Tenant shall give Landlord reasonable advance written notice of the need for access to the Heat Rejection Area (except that such notice may be oral in an emergency), and a representative of Landlord must be present during any entry by Tenant onto the Heat Rejection Area. Each notice for access shall be in the form of a work order referencing the lease and describing, as applicable, the date access is needed, the name of the contractor or other personnel requiring access, the name of the supervisor authorizing the access/work, the areas to which access is required, the Building common elements to be impacted (risers, electrical rooms, etc.) and the description of new equipment or other System Rooftop Installations to be installed and evidence of Landlord's approval thereof. In the event of an emergency, such notice shall follow within five (5) days after access to the Heat Rejection Area.

     F. At the expiration or prior termination of Tenant's right to use the Heat Rejection Area, Tenant shall remove all System Rooftop Installations (including, without limitation, the Heat Rejection System ) from the Heat Rejection Area.

     G. Tenant shall be responsible for the cost of repairing any damage to the roof of the Building caused by the installation or removal of any System Rooftop Installations.

     H. Tenant shall have no right to assign or sublet the Heat Rejection Area, except that permitted assignees or subtenants under Article 16 of the Lease shall be permitted to use the Heat Rejection Area.

     I. No other person, firm or entity (including, without limitation, other tenants, licensees or occupants of the Building) shall have the right to benefit from the services provided by the Heat Rejection System other than Tenant, and, subject to Subparagraph H hereof, its permitted assignees and subtenants under
Article 16 of the Lease.

     J. In the event that Landlord performs repairs to or replacement of the roof and it is reasonably necessary to remove the Heat Reduction System in order for Landlord to perform such repairs or replacement, Tenant shall, upon reasonable prior written notice, at Tenant's cost, remove the Heat Rejection System until such time as Landlord has completed such repairs or replacements. Tenant recognizes that there may be an interference with Tenant's use of the Heat Rejection System in connection with such work. Landlord shall use reasonable efforts to complete such work as promptly as possible and to perform such work in a manner which will minimize or, if reasonably possible, eliminate any interruption in Tenant's use of the Heat Rejection System .

     K. Any services required by Tenant in connection with Tenant's use of the Heat Rejection Area or the Heat Rejection System shall be installed by Tenant, at Tenant's expense, subject to Landlord's prior approval, which approval shall not be unreasonably withheld, delayed or conditioned.

     L. To the maximum extent permitted by law, all System Rooftop Installations in the Heat Rejection Area shall be at the sole risk of Tenant, and Landlord shall have no liability to Tenant in the event that any System Rooftop Installations are damaged, except however, subject to Article 19 of the Lease, Landlord shall be responsible for damage to the System Rooftop Installations caused by the negligence or willful misconduct of Landlord or those for whom Landlord is legally responsible.

     M. Tenant shall take the Heat Rejection Area "as-is" in the condition in which the Heat Rejection Area is in as of the Commencement Date in respect of the Heat Rejection Area.

     N. Tenant shall comply with all applicable laws, ordinances and regulations in Tenant's use of the Heat Rejection Area and the Heat Rejection System .

     O. Landlord shall have the right, upon thirty (30) days' notice to Tenant, to require Tenant to relocate the Heat Rejection Area to another area ("Relocated Rooftop Area") on the roof of the Building. In such event, Tenant shall, at Landlord's cost and expense, on or before the thirtieth (30th) day after Landlord gives such notice, relocate all of its System Rooftop Installations from the Heat Rejection Area to the Relocated Rooftop Area, but only if Landlord has provided Tenant with uninterrupted access to the Relocated Rooftop Area prior to the expiration of such 30-day period, so as to allow Tenant, in accordance with this Paragraph 10, to set-up the Heat Rejection System to prevent any interruption in Tenant's use of the Heat Rejection System.

     P. In addition to complying with the applicable construction provisions of the Lease, Tenant shall not install or operate System Rooftop Installations in any portion of the Heat Rejection Area until (x) Tenant shall have obtained Landlord's prior written approval, which approval will not be unreasonably withheld or delayed, of Tenant's plans and specifications for the placement and installation of the System Rooftop Installations in the Premises, and (y) Tenant shall have obtained and delivered to Landlord copies of all required governmental and quasi-governmental permits, approvals, licenses and authorizations necessary for the lawful installation, operation and maintenance of the System Rooftop Installations. The parties hereby acknowledge and agree, by way of illustration and not limitation, that Landlord shall have the right to withhold its approval of Tenant's plans and specifications hereunder, and shall not be deemed to be unreasonable in doing so, if Tenant's intended placement or method of installation or operation of the System Rooftop Installations (i) does not minimize to the fullest extent reasonably practicable the obstruction of the views from the windows of the Building that are adjacent to the System Rooftop Installations, if any, (ii) does not complement (in Landlord's sole judgment, which shall not, however, require Tenant to incur unreasonable expense) the design and finish of the Building, (iii) is reasonably likely to damage the structural integrity of the Building or the roof thereof, or (iv) is reasonably likely to constitute a violation of any consent, approval, permit or authorization necessary for the lawful installation of the System Rooftop Installations.

     Q. In addition to the indemnification provisions set forth in this Lease, which shall be applicable to the Heat Rejection Area, Tenant shall, to the maximum extent permitted by law, indemnify, defend, and hold Landlord, its agents, contractors and employees harmless from any and all claims, losses, demands, actions or causes of actions suffered by any person, firm, corporation, or other entity arising from Tenant's use of the Heat Rejection Area.

     R. Landlord shall have the right to designate or identify the System Rooftop Installations with or by a lease or license number (or other marking) and to place such number (or marking) on or near such System Rooftop Installations.

     S. From and after the date that Tenant installs the System Rooftop Installations, Landlord will use reasonable efforts to avoid installation by another tenant or Landlord of a Heat Rejection System or other installation on the roof of the Building which will interfere with the operation of the System Rooftop Installations. If, during the term of this Lease, another tenant's rooftop installation interferes with the operation of the System Rooftop Installations, then Landlord shall, at Landlord's expense, relocate the System Rooftop Installations to a Relocated Rooftop Area, as defined in Subparagraph O of this Paragraph 10.

11.  GENERATOR AREA

     Tenant shall have the right to use the Generator Area, as hereinafter defined, to install, use, improve, repair and replace an emergency generator ("Generator") and for no other purpose for a period commencing as of the date that Tenant installs the Generator in the Generator Area ("Term Commencement Date in respect of the Generator Area") and continuing throughout the term of this Lease, provided, however, that prior to the Term Commencement Date in respect of the Generator Area, Landlord shall reserve an area on the roof of the Building for the Generator Area. The "Generator Area" shall be an area on the 10th floor roof of the Building containing approximately 400 square feet designated by Landlord. Tenant shall not install or operate the Generator until Tenant has obtained and submitted to Landlord copies of all required governmental permits, licenses, and authorizations necessary for the installation and operation of the Generator. Tenant shall be permitted to use the Generator Area solely for the maintenance and operation of one Generator, and the Generator and Generator Area are solely for the benefit of Tenant. All electricity generated by the Generator may only be consumed by Tenant, its permitted assignees and subtenants under Article 16 of the Lease in the Premises. Tenant shall be permitted to use the Generator Area solely for one Generator installed in accordance with specifications approved by Landlord in advance. Such installation shall be designed in such manner as to be easily removable and so as not to damage the roof of the Building. The Generator and any replacement shall be subject to Landlord's approval. Tenant's use of the Generator Area shall be upon all of the conditions of the Lease, except as follows:

     A.   The Yearly Rent in respect of the Generator Area shall be Zero
Dollars;

     B. Tenant shall have no obligation to pay Tax Excess or Operating Expense Excess in respect of the Generator Area.

     C. Landlord shall have no obligation to provide any services to the Generator Area, except for those services that Landlord is obligated under this Lease to provide in respect of the roof of the Building generally, subject to Subparagraph G of this Paragraph 11.

         D. Tenant shall have no right to make any material changes, alterations, signs, decoration, or other improvements (which changes, alterations, signs, decoration or other improvements, together with the Generator, are hereby collectively referred to as "Generator Rooftop Installations") to the Generator Area or to the Generator without Landlord's prior written consent, which consent shall, subject to Paragraph P hereof, not be unreasonably withheld, conditioned or delayed.

         E. Tenant shall have no right of access to the roof of the Building unless Tenant has given Landlord reasonable advance notice and unless Tenant's representatives are accompanied by a representative of Landlord. Landlord shall provide Tenant with 24-hour access to the Generator Area, subject to Landlord's reasonable security procedures and restrictions based on emergency conditions and to other causes beyond Landlord's reasonable control. Tenant shall give Landlord reasonable advance written notice of the need for access to the Generator Area (except that such notice may be oral in an emergency), and a representative of Landlord must be present during any entry by Tenant onto the Generator Area. Each notice for access shall be in the form of a work order referencing the lease and describing, as applicable, the date access is needed, the name of the contractor or other personnel requiring access, the name of the supervisor authorizing the access/work, the areas to which access is required, the Building common elements to be impacted (risers, electrical rooms, etc.) and the description of new equipment or other Generator Rooftop Installations to be installed and evidence of Landlord's approval thereof. In the event of an emergency, such notice shall follow within five (5) days after access to the Generator Area.

         F. At the expiration or prior termination of Tenant's right to use the Generator Area, Tenant shall remove all Generator Rooftop Installations (including, without limitation, the Generator ) from the Generator Area.

         G. Tenant shall be responsible for the cost of repairing any damage to the roof of the Building caused by the installation or removal of any Generator Rooftop Installations.

         H. Tenant shall have no right to assign or sublet the Generator Area, except that permitted assignees or subtenants under Article 16 of the Lease shall be permitted to use the Generator Area.

         I. No other person, firm or entity (including, without limitation, other tenants, licensees or occupants of the Building) shall have the right to benefit from the services provided by the Generator other than Tenant, and, subject to Subparagraph H hereof, its permitted assignees and subtenants under
Article 16 of the Lease.

         J. In the event that Landlord performs repairs to or replacement of the roof and it is reasonably necessary to remove the Heat Reduction System in order for Landlord to perform such repairs or replacement, Tenant shall, upon reasonable prior written notice, at Tenant's cost, remove the Generator until such time as Landlord has completed such repairs or replacements. Tenant recognizes that there may be an interference with Tenant's use of the Generator in connection with such work. Landlord shall use reasonable efforts to complete such work as promptly as possible and to perform such work in a manner which will minimize or, if reasonably possible, eliminate any interruption in Tenant's use of the Generator .

         K. Any services required by Tenant in connection with Tenant's use of the Generator Area or the Generator shall be installed by Tenant, at Tenant's expense, subject to Landlord's prior approval, which approval shall not be unreasonably withheld, delayed or conditioned.

         L. To the maximum extent permitted by law, all Generator Rooftop Installations in the Generator Area shall be at the sole risk of Tenant, and Landlord shall have no liability to Tenant in the event that any Generator Rooftop Installations are damaged, except however, subject to Article 19 of the Lease, Landlord shall be responsible for damage to the Generator Rooftop Installations caused by the negligence or willful misconduct of Landlord or those for whom Landlord is legally responsible.

         M. Tenant shall take the Generator Area "as-is" in the condition in which the Generator Area is in as of the Commencement Date in respect of the Generator Area.

         N. Tenant shall comply with all applicable laws, ordinances and regulations in Tenant's use of the Generator Area and the Generator.

         O. Landlord shall have the right, upon thirty (30) days' notice to Tenant, to require Tenant to relocate the Generator Area to another area ("Relocated Rooftop Area") on the roof of the Building. In such event, Tenant shall, at Landlord's cost and expense, on or before the thirtieth (30th) day after Landlord gives such notice, relocate all of its Generator Rooftop Installations from the Generator Area to the Relocated Rooftop Area, but only if Landlord has provided Tenant with uninterrupted access to the Relocated Rooftop Area prior to the expiration of such 30-day period, so as to allow Tenant, in accordance with this Paragraph 11, to set-up the Generator to prevent any interruption in Tenant's use of the Generator.

         P. In addition to complying with the applicable construction provisions of the Lease, Tenant shall not install or operate Generator Rooftop Installations in any portion of the Generator Area until (x) Tenant shall have obtained Landlord's prior written approval, which approval will not be unreasonably withheld or delayed, of Tenant's plans and specifications for the placement and installation of the Generator Rooftop Installations in the Premises, and (y) Tenant shall have obtained and delivered to Landlord copies of all required governmental and quasi-governmental permits, approvals, licenses and authorizations necessary for the lawful installation, operation and maintenance of the Generator Rooftop Installations. The parties hereby acknowledge and agree, by way of illustration and not limitation, that Landlord shall have the right to withhold its approval of Tenant's plans and specifications hereunder, and shall not be deemed to be unreasonable in doing so, if Tenant's intended placement or method of installation or operation of the Generator Rooftop Installations (i) does not minimize to the fullest extent reasonably practicable the obstruction of the views from the windows of the Building that are adjacent to the Generator Rooftop Installations, if any, (ii) does not complement (in Landlord's sole judgment, which shall not, however, require Tenant to incur unreasonable expense) the design and finish of the Building,
(iii) is reasonably likely to damage the structural integrity of the Building or the roof thereof, or (iv) is reasonably likely to constitute a violation of any consent, approval, permit or authorization necessary for the lawful installation of the Generator Rooftop Installations.

         Q. In addition to the indemnification provisions set forth in this Lease, which shall be applicable to the Generator Area, Tenant shall, to the maximum extent permitted by law, indemnify, defend, and hold Landlord, its agents, contractors and employees harmless from any and all claims, losses, demands, actions or causes of actions suffered by any person, firm, corporation, or other entity arising from Tenant's use of the Generator Area.

         R. Landlord shall have the right to designate or identify the Generator Rooftop Installations with or by a lease or license number (or other marking) and to place such number (or marking) on or near such Generator Rooftop Installations.

         S. From and after the date that Tenant installs the Generator Rooftop Installations, Landlord will use reasonable efforts to avoid installation by another tenant or Landlord of a Generator or other installation on the roof of the Building which will interfere with the operation of the Generator Rooftop Installations. If, during the term of this Lease, another tenant's rooftop installation interferes with the operation of the Generator Rooftop Installations, then Landlord shall, at Landlord's expense, relocate the Generator Rooftop Installations to a Relocated Rooftop Area, as defined in Subparagraph O of this Paragraph 11.